                                                              Exhibit 10(w)(1)

================================================================================

                             OGLEBAY NORTON COMPANY


                               -------------------
                           THE GUARANTORS named herein


                                       and

                               -------------------

                             NORWEST BANK MINNESOTA,
                        NATIONAL ASSOCIATION, as Trustee

================================================================================

                          Dated as of February 1, 1999


                                  $100,000,000

                        10% Senior Subordinated Notes due

                              CROSS-REFERENCE TABLE

  TIA                                                                                 Indenture
Section                                                                                Section
-------                                                                             ------------
310   (a)(1)...............................................................         7.10
      (a)(2)...............................................................         7.10
      (a)(3)...............................................................         N.A.
      (a)(4)...............................................................         N.A.
      (a)(5)...............................................................         N.A.
      (b)..................................................................         7.08; 7.10; 12.02
      (b)(1)...............................................................         7.10
      (c)..................................................................         N.A.
311   (a)..................................................................         7.11
      (b)..................................................................         7.11
      (c)..................................................................         N.A.
312   (a)..................................................................         2.06
      (b)..................................................................         12.03
      (c)..................................................................         12.03
313   (a)..................................................................         7.06
      (b)(1)...............................................................         N.A.
      (b)(2)...............................................................         7.06
      (c)..................................................................         7.06; 12.02
      (d)..................................................................         7.06
314   (a)..................................................................         4.02; 4.04; 12.02
      (b)..................................................................         N.A.
      (c)(1)...............................................................         12.04
      (c)(2)...............................................................         12.04
      (c)(3)...............................................................         N.A.
      (d)..................................................................         N.A.
      (e)..................................................................         12.05
      (f)..................................................................         N.A.
315   (a)..................................................................         7.01(b)
      (b)..................................................................         7.05; 12.02
      (c)..................................................................         7.01(a)
      (d)..................................................................         7.01(c)
      (e)..................................................................         6.12
316   (a) (last sentence)..................................................         2.10
      (a)(1)(A)............................................................         6.05
      (a)(1)(B)............................................................         6.04
      (a)(2)...............................................................         N.A.
      (b)..................................................................         6.08
      (c)..................................................................         8.04
317   (a)(1)...............................................................         6.09
      (a)(2)...............................................................         6.10
      (b)..................................................................         2.05; 7.12
318   (a)..................................................................         12.01

---------------

N.A. means Not Applicable

Note: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture

                                TABLE OF CONTENTS

                                                                                                            Page
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                                                    ARTICLE ONE

                                    DEFINITIONS AND INCORPORATION BY REFERENCE
SECTION 1.01.            Definitions..........................................................................1
SECTION 1.02.            Other Definitions...................................................................24
SECTION 1.03.            Incorporation by Reference of Trust Indenture Act...................................24
SECTION 1.04.            Rules of Construction...............................................................25

                                                    ARTICLE TWO

                                                     THE NOTES

SECTION 2.01.            Amount of Notes.....................................................................26
SECTION 2.02.            Form and Dating.....................................................................26
SECTION 2.03.            Execution and Authentication........................................................27
SECTION 2.04.            Registrar and Paying Agent..........................................................28
SECTION 2.05.            Paying Agent To Hold Money in Trust.................................................28
SECTION 2.06.            Noteholder Lists....................................................................29
SECTION 2.07.            Transfer and Exchange...............................................................29
SECTION 2.08.            Replacement Notes...................................................................30
SECTION 2.09.            Outstanding Notes...................................................................30
SECTION 2.10.            Treasury Notes......................................................................31
SECTION 2.11.            Temporary Notes.....................................................................31
SECTION 2.12.            Cancellation........................................................................31
SECTION 2.13.            Defaulted Interest..................................................................32
SECTION 2.14.            CUSIP Number........................................................................32
SECTION 2.15.            Deposit of Moneys...................................................................32
SECTION 2.16.            Book-Entry Provisions for Global Notes..............................................33
SECTION 2.17.            Special Transfer Provisions.........................................................35
SECTION 2.18.            Computation of Interest.............................................................37

                                                   ARTICLE THREE

                                                    REDEMPTION

SECTION 3.01.            Election To Redeem; Notices to Trustee..............................................37
SECTION 3.02.            Selection by Trustee of Notes To Be Redeemed........................................37

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
SECTION 3.03.            Notice of Redemption................................................................38
SECTION 3.04.            Effect of Notice of Redemption......................................................39
SECTION 3.05.            Deposit of Redemption Price.........................................................39
SECTION 3.06.            Notes Redeemed in Part..............................................................39

                                                   ARTICLE FOUR

                                                     COVENANTS

SECTION 4.01.            Payment of Notes....................................................................40
SECTION 4.02.            Reports to Holders..................................................................40
SECTION 4.03.            Waiver of Stay, Extension or Usury Laws.............................................40
SECTION 4.04.            Compliance Certificate..............................................................41
SECTION 4.05.            Taxes...............................................................................41
SECTION 4.06.            Limitation on Additional Indebtedness...............................................42
SECTION 4.07.            Limitation on Other Senior Subordinated Indebtedness................................43
SECTION 4.08.            Limitation on Restricted Payments...................................................44
SECTION 4.09.            Limitation on Certain Asset Sales...................................................46
SECTION 4.10.            Limitation on Transactions with Affiliates..........................................47
SECTION 4.11.            Limitations on Liens................................................................48
SECTION 4.12.            Limitation on Sale and Leaseback Transactions.......................................49
SECTION 4.13.            Limitation on Creation of Subsidiaries..............................................49
SECTION 4.14.            Limitation on Restrictions Affecting Restricted Subsidiaries........................49
SECTION 4.15.            Designation of Unrestricted Subsidiaries............................................50
SECTION 4.16.            Limitation on Preferred Equity Interests of Restricted Subsidiaries.................51
SECTION 4.17.            Limitation on the Issuance and Sale of Equity Interests of Restricted
                            Subsidiaries.....................................................................51
SECTION 4.18.            Payments for Consent................................................................52
SECTION 4.19.            Legal Existence.....................................................................52
SECTION 4.20.            Change of Control Offer.............................................................52
SECTION 4.21.            Maintenance of Properties; Insurance; Compliance with Law...........................54
SECTION 4.22.            Further Assurance to the Trustee....................................................54

                                                   ARTICLE FIVE

                                               SUCCESSOR CORPORATION

SECTION 5.01.            Limitation on Consolidation, Merger and Sale of Assets..............................54

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
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
SECTION 5.02.            Successor Person Substituted........................................................56

                                                    ARTICLE SIX

                                               DEFAULTS AND REMEDIES

SECTION 6.01.            Events of Default...................................................................56
SECTION 6.02.            Acceleration........................................................................58
SECTION 6.03.            Other Remedies......................................................................59
SECTION 6.04.            Waiver of Past Defaults and Events of Default.......................................60
SECTION 6.05.            Control by Majority.................................................................60
SECTION 6.06.            Limitation on Suits.................................................................60
SECTION 6.07.            No Personal Liability of Directors, Officers,
                            Employees and Stockholders.......................................................61
SECTION 6.08.            Rights of Holders To Receive Payment................................................61
SECTION 6.09.            Collection Suit by Trustee..........................................................61
SECTION 6.10.            Trustee May File Proofs of Claim....................................................61
SECTION 6.11.            Priorities..........................................................................62
SECTION 6.12.            Undertaking for Costs...............................................................62
SECTION 6.13.            Restoration of Rights and Remedies..................................................63


                                                   ARTICLE SEVEN

                                                      TRUSTEE

SECTION 7.01.            Duties of Trustee...................................................................63
SECTION 7.02.            Rights of Trustee...................................................................65
SECTION 7.03.            Individual Rights of Trustee........................................................65
SECTION 7.04.            Trustee's Disclaimer................................................................65
SECTION 7.05.            Notice of Defaults..................................................................66
SECTION 7.06.            Reports by Trustee to Holders.......................................................66
SECTION 7.07.            Compensation and Indemnity..........................................................66
SECTION 7.08.            Replacement of Trustee..............................................................67
SECTION 7.09.            Successor Trustee by Consolidation, Merger, etc.....................................68
SECTION 7.10.            Eligibility; Disqualification.......................................................68
SECTION 7.11.            Preferential Collection of Claims Against Company...................................69
SECTION 7.12.            Paying Agents.......................................................................69

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
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
                                                   ARTICLE EIGHT

                                        AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 8.01.            Without Consent of Holders..........................................................69
SECTION 8.02.            With Consent of Holders.............................................................70
SECTION 8.03.            Compliance with Trust Indenture Act.................................................72
SECTION 8.04.            Revocation and Effect of Consents...................................................72
SECTION 8.05.            Notation on or Exchange of Notes....................................................72
SECTION 8.06.            Trustee To Sign Amendments, etc.....................................................73


                                                   ARTICLE NINE

                                        DISCHARGE OF INDENTURE; DEFEASANCE

SECTION 9.01.            Discharge of Indenture..............................................................73
SECTION 9.02.            Legal Defeasance....................................................................74
SECTION 9.03.            Covenant Defeasance.................................................................74
SECTION 9.04.            Conditions to Defeasance or Covenant Defeasance.....................................75
SECTION 9.05.            Deposited Money and U.S. Government Obligations
                            To Be Held in Trust; Other Miscellaneous Provisions..............................77
SECTION 9.06.            Reinstatement.......................................................................77
SECTION 9.07.            Moneys Held by Paying Agent.........................................................78
SECTION 9.08.            Moneys Held by Trustee..............................................................78


                                                    ARTICLE TEN

                                                GUARANTEE OF NOTES

SECTION 10.01.           Guarantee...........................................................................79
SECTION 10.02.           Execution and Delivery of Guarantee.................................................80
SECTION 10.03.           Limitation of Guarantee.............................................................80
SECTION 10.04.           Release of Guarantor................................................................80
SECTION 10.05.           Waiver of Subrogation...............................................................81
SECTION 10.06.           Guarantee Obligations Subordinated to Guarantor Senior Indebtedness.................82
SECTION 10.07.           Payment Over of Proceeds upon Dissolution, etc., of a Guarantor.....................82
SECTION 10.08.           Suspension of Guarantee Obligations When Guarantor Senior Indebtedness
                            in Default.......................................................................83
SECTION 10.09.           Trustee's Relation to Guarantor Senior Indebtedness.................................85

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
SECTION 10.10.           Subrogation to Rights of Holders of Guarantor Senior Indebtedness...................86
SECTION 10.11.           Guarantee Subordination Provisions Solely To Define Relative Rights.................86
SECTION 10.12.           Trustee To Effectuate Subordination.................................................87
SECTION 10.13.           Notice to Trustee...................................................................87
SECTION 10.14.           Rights of Trustee as a Holder of Guarantor Senior Indebtedness;
                            Preservation of Trustee's Rights.................................................89
SECTION 10.15.           Application of Certain Article Eleven Provisions....................................89


                                                  ARTICLE ELEVEN

                                              SUBORDINATION OF NOTES

SECTION 11.01.           Notes Subordinate to Senior Indebtedness............................................89
SECTION 11.02.           Payment Over of Proceeds upon Dissolution, etc......................................90
SECTION 11.03.           Suspension of Payment When Senior Indebtedness in Default...........................91
SECTION 11.04.           Trustee's Relation to Senior Indebtedness...........................................93
SECTION 11.05.           Subrogation to Rights of Holders of Senior Indebtedness.............................93
SECTION 11.06.           Provisions Solely To Define Relative Rights.........................................94
SECTION 11.07.           Trustee to Effectuate Subordination.................................................94
SECTION 11.08.           No Waiver of Subordination Provisions...............................................95
SECTION 11.09.           Notice to Trustee...................................................................95
SECTION 11.10.           Reliance on Judicial Order or Certificate of Liquidating Agent......................96
SECTION 11.11.           Rights of Trustee as a Holder of Senior Indebtedness; Preservation of
                            Trustee's Rights.................................................................97
SECTION 11.12.           Article Applicable to Paying Agents.................................................97
SECTION 11.13.           No Suspension of Remedies...........................................................97


                                                  ARTICLE TWELVE

                                                   MISCELLANEOUS

SECTION 12.01.           Trust Indenture Act Controls........................................................98
SECTION 12.02.           Notices.............................................................................98
SECTION 12.03.           Communications by Holders with Other Holders........................................99
SECTION 12.04.           Certificate and Opinion as to Conditions Precedent.................................100
SECTION 12.05.           Statements Required in Certificate and Opinion.....................................100
SECTION 12.06.           Rules by Trustee and Agents........................................................100

                                      -v-
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
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
SECTION 12.07.           Business Days; Legal Holidays......................................................101
SECTION 12.08.           Governing Law......................................................................101
SECTION 12.09.           No Adverse Interpretation of Other Agreements......................................101
SECTION 12.10.           No Recourse Against Others.........................................................101
SECTION 12.11.           Successors.........................................................................102
SECTION 12.12.           Multiple Counterparts..............................................................102
SECTION 12.13.           Table of Contents, Headings, etc...................................................102
SECTION 12.14.           Separability.......................................................................102


                                                     EXHIBITS

Exhibit A.               Form of Note.......................................................................A-1
Exhibit B.               Form of Legend for Rule 144A Notes and Other Notes that are Restricted
                            Notes...........................................................................B-1
Exhibit C.               Form of Legend for Regulation S Note...............................................C-1
Exhibit D.               Form of Legend for Global Note.....................................................D-1
Exhibit E.               Form of Certificate To Be Delivered in Connection with Transfers to
                            Non-QIB Accredited Investors....................................................E-1
Exhibit F.               Form of Certificate To Be Delivered in Connection with Transfers
                            Pursuant to Regulation S........................................................F-1
Exhibit G.               Form of Guarantee..................................................................G-1

                  INDENTURE, dated as of February 1, 1999, among OGLEBAY NORTON COMPANY, a Delaware corporation, as issuer (the "Company"), the Guarantors (as hereinafter defined) and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee (the "Trustee").

                  Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Notes.


                                   ARTICLE ONE

                   DEFINITIONS AND INCORPORATION BY REFERENCE


SECTION 1.01.              DEFINITIONS.

                  "ACQUIRED INDEBTEDNESS" means Indebtedness of a Person (a) assumed in connection with an Asset Acquisition from such Person or (b) existing at the time such Person becomes a Restricted Subsidiary or is merged or consolidated with or into the Company or any Restricted Subsidiary; PROVIDED, HOWEVER, that such Indebtedness was not incurred in connection with, or in contemplation of, such Asset Acquisition, such Person becoming a Restricted Subsidiary or such merger or consolidation.

                  "ACQUISITION NOTES" means the $100.0 million aggregate principal amount of Senior Subordinated Increasing Rate Notes issued by the Company to the Selling Securityholder on May 22, 1998.

                  "ADDITIONAL INTEREST" has the meaning provided in Section 4(a) of the Registration Rights Agreement.

                  "ADJUSTED NET ASSETS" of a Guarantor at any date shall mean the lesser of the amount by which (x) the fair value of the property of such Guarantor exceeds the total amount of liabilities, including, without limitation, contingent liabilities (after giving effect to all other fixed and contingent liabilities), but excluding liabilities under the Guarantee, of such Guarantor at such date and (y) the present fair salable value of the assets of such Guarantor at such date exceeds the amount that will be required to pay the probable liability of such Guarantor on its debts (after giving effect to all other fixed and contingent liabilities and after giving effect to any collection from any Subsidiary of such Guarantor in respect of the obligations of such Guarantor under the Guarantee), excluding Indebtedness in respect of the Guarantee, as they become absolute and matured.

                  "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise. Affiliates of any Person shall include each director or executive officer of such Person and each other Person that beneficially owns 10% or more of the Voting Equity Interests of such Person.

                  "AGENT" means any Registrar, Paying Agent, or agent for service or notices and demands.

                  "AMEND" means amend, modify, supplement, restate or amend and restate, including successively; and "AMENDING" and "AMENDED" have correlative meanings.

                  "ASSET ACQUISITION" means (i) any capital contribution (by means of transfers of cash or other property to others or payments for property or services for the account or use of others, or otherwise) by the Company or any Restricted Subsidiary to any other Person, or any acquisition or purchase of Equity Interests of any other Person by the Company or any Restricted Subsidiary, in either case pursuant to which such Person shall become a Restricted Subsidiary or shall be consolidated or merged with or into the Company or any Restricted Subsidiary or (ii) any acquisition by the Company or any Restricted Subsidiary of the assets of any Person which constitute all or substantially all of an operating unit or line of business of such Person or which is otherwise outside of the ordinary course of business.

                  "ASSET SALE" means any direct or indirect sale, conveyance, transfer, lease (that has the effect of a disposition) or other disposition (including, without limitation, by way of any merger, consolidation or Sale and Leaseback Transaction) to any Person other than the Company or a Wholly Owned Restricted Subsidiary, in one transaction or a series of related transactions, of (i) any Equity Interest of any Restricted Subsidiary or (ii) other than in the ordinary course of business, any other property or asset of the Company or any Restricted Subsidiary (including the receipt of proceeds paid on account of the loss of or damage to any property or asset and awards of compensation for any asset taken by condemnation, eminent domain or similar proceedings). The term "Asset Sale" shall not include (a) any transaction consummated in compliance with Section 5.01; PROVIDED, HOWEVER, that any transaction consummated in compliance with Section 5.01 involving a sale, conveyance, assignment, transfer, lease or other disposal of less than all of the properties or assets of the Company and the Restricted Subsidiaries shall be deemed to be an Asset Sale with respect to the properties or assets of the Company and Restricted Subsidiaries that are not so sold, conveyed, assigned, transferred, leased or otherwise disposed of in such transaction; (b) sales of property or equipment that has become worn out, obsolete or damaged or otherwise unsuitable for use in the business of the Company or any Restricted Subsidiary, as the case may be; and (c) any Permitted Investment and any Restricted Payment permitted by
Section 4.08. In addition, solely for purposes of Section 4.09, sales, conveyances, transfers, leases or other dispositions of properties or assets in a single transaction or series of transactions involving assets with a fair market value of less than $2.0 million shall be deemed not to be an Asset Sale.

                  "ATTRIBUTABLE INDEBTEDNESS" in respect of a Sale and Leaseback Transaction means, as at the time of determination, the greater of (i) the fair value of the property subject to such arrangement (as determined by the Board of Directors of the Company) and (ii) the present value of the total obligations (discounted at a rate of 10%, compounded annually) of the lessee for rental payments during the remaining term of the lease included in such Sale and Leaseback Transaction (including any period for which such lease has been extended).

                  "BANKRUPTCY LAW" means Title 11 of the United States Code entitled "Bankruptcy" or any other Law relating to bankruptcy, insolvency, winding up, liquidation, reorganization or relief of debtors, whether in effect on the date hereof or hereafter.

                  "BOARD OF DIRECTORS" means (i) in the case of a Person that is a corporation, the board of directors of such Person or any committee authorized to act therefor, (ii) in the case of a Person that is a limited partnership, the board of directors of its corporate general partner or any committee authorized to act therefor (or, if the general partner is itself a limited partnership, the board of directors of such general partner's corporate general partner or any committee authorized to act therefor) and (iii) in the case of any other Person, the board of directors, management committee or similar governing body or any authorized committee thereof responsible for the management of the business and affairs of such Person.

                  "BOARD RESOLUTION" means a copy of a resolution certified pursuant to an Officers' Certificate to have been duly adopted by the Board of Directors of the Company and to be in full force and effect, and delivered to the Trustee.

                  "CAPITAL LEASE OBLIGATION" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be so required to be capitalized on the balance sheet in accordance with GAAP.

                  "CASH EQUIVALENTS" means: (a) U.S. dollars; (b) securities issued or directly and fully guaranteed or insured by the U.S. government or any agency or instrumentality thereof having maturities of not more than six months from the date of acquisition; (c) certificates of deposit and eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any domestic commercial bank having capital and sur-plus in excess of $500 million; (d) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses
(b) and (c) entered into with any financial institution meeting the qualifications specified in clause (c) above; and (e) commercial paper rated P-1, A-1 or the equivalent thereof by Moody's or S&P, respectively, and in each case maturing within six months after the date of acquisition.

                  "CHANGE OF CONTROL" shall mean the occurrence of any of the following events (whether or not approved by the Board of Directors of the Company): (a) any Person or "group" (1) is or becomes the "beneficial owner," directly or indirectly, of Equity Interests representing 50% or more of the total voting power of the Voting Equity Interests of the Company or representing 50% or more of the equity of the Company or (2) has the power, directly or indirectly, to elect a majority of the members of the Board of Directors of the Company; (b) the Company consolidates with, or merges with or into, another Person or the Company or one or more Restricted Subsidiaries sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of the assets of the Company and the Restricted Subsidiaries, taken as a whole, to any Person (other than a Wholly Owned Restricted Subsidiary), or any Person consolidates with, or merges with or into, the Company, in any such event other than pursuant to a transaction in which the Person or Persons that "beneficially owned," directly or indirectly, Equity Interests representing 50% or more of the Voting Equity Interests of the Company or representing 50% or more of the equity of the Company immediately prior to such transaction, "beneficially own," directly or indirectly, Equity Interests representing 50% or more of the total voting power of the Voting Equity Interests or representing 50% or more of the equity (as the case may be) of the surviving or transferee Person; (c) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election by the stockholder of the Company or whose nomination for election by the Board of Directors of the Company was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office; or (d) there shall occur the liquidation or dissolution of the Company or the stockholders of the Company shall approve such liquidation or dissolution. For purposes of this definition,
(I) "group" has the meaning under Section 13(d) and 14(d) of the Exchange Act, including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act, and
(II) "beneficial ownership" has the meaning set forth in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time, upon the happening of an event or otherwise.

                  "COMMISSION" means the Securities and Exchange Commission.

                  "COMMON EQUITY INTERESTS" means any Equity Interests other than Preferred Equity Interests.

                  "COMPANY" means the party named as such in the first paragraph of this Indenture until a successor replaces such party pursuant to Article Five of this Indenture and thereafter means the successor.

                  "COMPANY REQUEST" means any written request signed in the name of the Company by the Chairman of the Board of Directors, the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer or the Treasurer of the Company and attested to by the Secretary or any Assistant Secretary of the Company.

                  "CONSOLIDATED EBITDA" means, for any period, the sum, without duplication, of (i) Consolidated Net Income plus (ii) to the extent Consolidated Net Income has been reduced thereby, (A) all income taxes of the Company and the Restricted Subsidiaries paid or accrued in accordance with GAAP for such period (other than income taxes attributable to extraordinary, unusual or nonrecurring gains or losses or taxes attributable to sales or dispositions outside the ordinary course of business), (B) Consolidated Interest Expense, (C) Consolidated Non-cash Charges and (D) debt prepayment premiums or penalties paid, and other transaction costs incurred, in connection with the Transactions less (iii) any non-cash items increasing Consolidated Net Income for such period, all as determined on a consolidated basis for the Company and the Restricted Subsidiaries in accordance with GAAP.

                  "CONSOLIDATED FIXED CHARGES" means, for any period, the sum, without duplication, of (i) Consolidated Interest Expense, plus (ii) the product of (x) the amount of all cash dividend payments on any series of Preferred Equity Interests of the Company or any Restricted Subsidiary paid, accrued or scheduled to be paid or accrued during such period times (y) a fraction, the numerator of which is one and the denominator of which is one minus the then current effective consolidated federal, state and local tax rate of such Person, expressed as a decimal.

                  "CONSOLIDATED FIXED CHARGE COVERAGE RATIO" shall mean, at any time of determination (a "TRANSACTION DATE"), the ratio of (x) Consolidated EBITDA for the four full fiscal quarter period (the "FOUR QUARTER PERIOD") of the Company for which financial statements are available at the date of determination ending at or prior to such Transaction Date to (y) Consolidated Fixed Changes for such period. The Consolidated Fixed Charge Coverage Ratio shall be calculated after giving pro forma effect to (i) the incurrence or repayment of any Indebtedness of the Company or any Restricted Subsidiary giving rise to the need to make such calculation and any incurrence or repayment of other Indebtedness (other than the incurrence or repayment of Indebtedness in the ordinary course of business for working capital purposes pursuant to working capital credit facilities) since the beginning of such Four Quarter Period and at or prior to the Transaction Date, as if such incurrence or repayment, as the case may be, occurred on the first day of such Four Quar-ter Period and (ii) any Asset Sales or Asset Acquisitions (including, without limitation, any Asset Acquisition giving rise to the need to make such calculation as a result of the Company or any Restricted Subsidiary (including any Person who becomes a Restricted Subsidiary as a result of the Asset Acquisition) incurring Acquired Indebtedness and also including any EBITDA (provided that such EBITDA shall be included only to the extent includable pursuant to the definition of "Consolidated Net Income") attributable to the assets that are the subject of the Asset Acquisition during the Four Quarter Period) since the beginning of such Four Quarter Period and at or prior to the Transaction Date, as if such Asset Sale or Asset Acquisition (including the incurrence of any such Acquired Indebtedness) occurred on the first day of the Four Quarter Period. In calculating "Consolidated Fixed Charges" for purposes of determining the denominator (but not the numerator) of this "Consolidated Fixed Charge Coverage Ratio," (1) interest on outstanding Indebtedness determined on a fluctuating basis as of the Transaction Date and which will continue to be so determined thereafter shall be deemed to have accrued at a fixed rate per annum equal to the rate of interest on such Indebtedness in effect on the Transaction Date; and (2) notwithstanding clause (1) above, interest on Indebtedness determined on a fluctuating basis, to the extent such interest is covered by one or more Interest Rate Protection Obligations, shall be deemed to accrue at the rate per annum resulting after giving effect to the operation of such agreements.

                  "CONSOLIDATED INTEREST EXPENSE" means, for any period, the sum of, without duplication: (i) the aggregate of the interest expense of the Company and the Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, including (a) any amortization of debt discount, (b) the net costs under Interest Rate Protection Obligations, (c) all capitalized interest and (d) the interest portion of any deferred payment obligation, but excluding amortization or write-off of deferred financing costs; and (ii) the interest component of Capital Lease Obligations paid, accrued and/or scheduled to be paid or accrued by the Company and the Restricted Subsidiaries during such period as determined on a consolidated basis in accordance with GAAP.

                  "CONSOLIDATED NET INCOME" means, with respect to any period, the net income of the Company and the Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, adjusted, to the extent included in calculating such net income, by excluding, without duplication, (a) all extraordinary, unusual or non-recurring gains or losses for such period, (b) all gains or losses from Asset Sales (net of taxes, fees and expenses relating to the transaction giving rise thereto) during such period;
(c) that portion of such net income derived from or in respect of investments in Persons other than Restricted Subsidiaries, except to the extent actually received in cash by the Company or (subject to the provisions of clause (f) of this definition) any Restricted Subsidiary; (d) the portion of such net income (or loss) allocable to minority interests in any Person (other than a Restricted Sub-sidiary) for such period, except to the extent the Company's allocable portion of such Person's net income for such period is actually received in cash by the Company or (subject to the provisions of clause (f) of this definition) any Restricted Subsidiary; (e) the net income (or loss) of any other Person combined with the Company or any Restricted Subsidiary on a "pooling of interests" basis attributable to any period prior to the date of combination; and (f) the net income of any Restricted Subsidiary to the extent that the declaration of dividends or similar distributions by that Restricted Subsidiary of that income is not at the time (regardless of any waiver) permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulations applicable to that Restricted Subsidiary or the holders of its Equity Interests.

                  "CONSOLIDATED NON-CASH CHARGES" means, for any period, the aggregate depreciation, amortization and other non-cash expenses of the Company and the Restricted Subsidiaries reducing Consolidated Net Income of the Company and the Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP (excluding any such charges constituting an extraordinary item or loss or any such charge which requires an accrual of or a reserve for cash charges for any future period).

                  "CONSOLIDATED TANGIBLE ASSETS" means, at any time, the total amount of assets of the Company and the Restricted Subsidiaries, less all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and all other intangibles, all as set forth on the most recent consolidated balance sheet of the Company and calculated in accordance with GAAP.

                  "CORPORATE TRUST OFFICE" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at c/o Norwest Bank Minnesota, National Association, Norwest Center, Sixth and Marquette, Minneapolis, MN 55479-0069, attention: Corporate Trust Services.

                  "CURRENCY AGREEMENT" means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect the Company or any Restricted Subsidiary against fluctuations in currency values.

                  "DEFAULT" means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

                  "DEPOSITORY" means, with respect to the Notes issued in the form of one or more Global Notes, The Depository Trust Company or another Person designated as Depository by the Company, which Person must be a clearing agency registered under the Exchange Act.

                  "DESIGNATED SENIOR INDEBTEDNESS" means (a) any Senior Indebtedness or Guarantor Senior Indebtedness under the Senior Credit Facility and (b) any other Senior Indebtedness or Guarantor Senior Indebtedness which at the time of determination exceeds $25 million in aggregate principal amount (or accreted value in the case of Indebtedness issued at a discount) outstanding or available under a committed facility, which is specifically designated in the instrument evidencing such Senior Indebtedness or Guarantor Senior Indebtedness as "Designated Senior Indebtedness" by such Person and as to which the Holders have been given written notice of such designation.

                  "DISINTERESTED DIRECTOR" means a member of the Board of Directors of the Company who does not have any direct or indirect financial interest in or with respect to the transaction being considered.

                  "DISPOSITION" means, with respect to any Person, any merger, consolidation or other business combination involving such Person (whether or not such Person is the Surviving Person) or the sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of such Person's assets.

                  "DISQUALIFIED EQUITY INTEREST" means any Equity Interest which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder thereof), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable, at the option of the holder thereof, in whole or in part, on or prior to the Final Maturity Date; PROVIDED, HOWEVER, that any Equity Interests that would not constitute Disqualified Equity Interests but for provisions thereof giving holders thereof the right to require the Company to redeem such Equity Interests upon the occurrence of a change in control occurring on or prior to the Final Maturity Date shall not constitute Disqualified Equity Interests if the change in control provisions applicable to such Equity Interests are no more favorable to the holders of such Equity Interests than under Section 4.20 hereof and such Equity Interests specifically provide that the Company will not redeem any such Equity Interests pursuant to such provisions prior to the Company's repurchase of the Notes as are required to be repurchased pursuant to Section 4.20 hereof.

                  "EQUITY INTEREST" in any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) corporate stock or other equity participations, including partnership interests, whether general or limited, in such Person, including any Preferred Equity Interests.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

                  "EXCHANGE NOTES" has the meaning provided in the Registration Rights Agreement.

                  "EXISTING BUSINESS" means a business of the Company and its Subsidiaries conducted on the Issue Date or any activity reasonably related thereto.

                  "FAIR MARKET VALUE" means, with respect to any asset, the price (after taking into account any liabilities relating to such assets) which could be negotiated in an arm's-length free market transaction, for cash, between a willing seller and a willing and able buyer, neither of which is under any compulsion to complete the transaction. For purposes of Sections 4.08 and
4.09 hereof, fair market value shall be determined in good faith by the Board of Directors of the Company, which determination shall be evidenced by a Board Resolution delivered to the Trustee.

                  "FINAL MATURITY DATE" means February 1, 2009.

                  "FINANCING DOCUMENTS" means this Indenture, the Registration Rights Agreement, the Notes and the Guarantees.

                  "FOREIGN SUBSIDIARY" means a Restricted Subsidiary that is incorporated in a jurisdiction other than the United States or a state thereof or the District of Columbia and with respect to which more than 80% of any of its sales, earnings or assets (determined on a consolidated basis in accordance with GAAP) are located in, generated from or derived from operations located in territories outside the United States of America and jurisdictions outside the United States of America.

                  "GAAP" means, at any date of determination, generally accepted accounting principles in effect in the United States which are applicable at the date of determination and which are consistently applied for all applicable periods.

                  "GLOBAL STONE" means Global Stone Corporation, a Canadian corporation.

                  "GOVERNMENTAL AUTHORITY" shall mean any government or political subdivision of the United States or any other country or any agency, authority, board, bureau, central bank, securities exchange, commission, department or instrumentality thereof or therein, including any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to such government or political subdivision.

                  "GUARANTEE" means, as applied to any obligation, (i) a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner, of any part or all of such obligation or (ii) an agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of non-performance) of all or any part of such obligation, including, without limiting the foregoing, the payment of amounts drawn down by letters of credit. A guarantee shall include any agreement to maintain or preserve any other person's financial condition or to cause any other Person to achieve certain levels of operating results.

                  "GUARANTEE" means, as the context may require, individually, a guarantee, or collectively, any and all guarantees, of the Obligations of the Company under this Indenture and the Notes by each Guarantor, pursuant to Article Ten hereof.

                  "GUARANTOR" means (i) each Restricted Subsidiary listed on the signature pages of this Indenture as a Guarantor and (ii) each Person that becomes a Guarantor pursuant to Section 4.13 hereof, until, in each case, the Guarantee of such Person is released in accordance with Section 10.04 hereof.

                  "GUARANTOR SENIOR INDEBTEDNESS" means, with respect to any Guarantor, all Obligations due pursuant to the terms of all agreements, documents and instruments providing for, creating, securing or evidencing or otherwise entered into in connection with (a) all Obligations of such Guarantor under the Senior Credit Facility; (b) all obligations of such Guarantor with respect to any Interest Rate Protection Obligation; (c) all obligations of such Guarantor to reimburse any bank or other person in respect of amounts paid under letters of credit, acceptances or other similar instruments; (d) all other Indebtedness of such Guarantor which does not provide that it is to rank PARI PASSU with or subordinate to the Guarantee of such Guarantor; and (e) all deferrals, refinancings and extensions of, and amendments to, any of the Guarantor Senior Indebtedness described above. Notwithstanding anything to the contrary in the foregoing, Guarantor Senior Indebtedness will not include, with respect to any Guarantor, (i) Indebtedness of such Guarantor to any of its Subsidiaries, or to any Affiliate of such Guarantor or any of such Affiliate's Subsidiaries; (ii) Indebtedness represented by the Guarantees; (iii) any Indebtedness which by the express terms of the agreement or instrument creating, evidencing or governing the same is junior or subordinate in right of payment to any other obligations of such Guarantor; (iv) any trade payable arising from the purchase of goods or materials or for services obtained in the ordinary course of business; (v) Indebtedness incurred in violation of this Indenture; (vi) Indebtedness represented by Disqualified Equity Interests; and (vii) any Indebtedness owed to, or guaranteed on behalf of, any stockholder, director, officer or employee of the Company or any of its Subsidiaries.

                  "HOLDER" or "NOTEHOLDER" means the Person in whose name a Note is registered on the Registrar's books.

                  "IN THE ORDINARY COURSE OF BUSINESS" means in the ordinary course of business of the Company and its Subsidiaries consistent with past practice.

                  "INCUR" means, with respect to any Indebtedness or other obligation of any Person, to create, issue, incur (including by conversion, exchange or otherwise), assume, guarantee or otherwise become liable in respect of such Indebtedness or other obligation or the recording, as required pursuant to GAAP or otherwise, of any such Indebtedness or other obligation on the balance sheet of such Person (and "incurrence," "incurred" and "incurring" shall have meanings correlative to the foregoing). Indebtedness of a Person existing at the time such Person becomes a Restricted Subsidiary or is merged or consolidated with or into the Company or any Restricted Subsidiary shall be deemed to be incurred at such time.

                  "INDEBTEDNESS" means (without duplication), with respect to any Person, whether recourse is to all or a portion of the assets of such Person and whether or not contingent, (a) every obligation of such Person for money borrowed; (b) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses; (c) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person; (d) every obligation of such Person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable incurred in the ordinary course of business and payable in accordance with industry practices, or other accrued liabilities arising in the ordinary course of business which are not overdue or which are being contested in good faith); (e) every Capital Lease Obligation of such Person; (f) every net obligation under interest rate swap or similar agreements or foreign currency hedge, exchange or similar agreements of such Person; (g) every obligation of the type referred to in clauses (a) through (f) of another Person and all dividends of another Person the payment of which, in either case, such Person has guaranteed or is responsible or liable for, directly or indirectly, as obligor, guarantor or otherwise; and (h) any and all deferrals, extensions and refinancings of, or amendments to, any liability of the kind described in any of the preceding clauses (a) through (g) above. Indebtedness (i) shall never be calculated taking into account any cash and cash equivalents held by such Person; (ii) shall not include obligations of any Person (x) arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently drawn against insufficient funds in the ordinary course of business, provided that such obligations are extinguished within two Business Days of their incurrence unless covered by an overdraft line, (y) resulting from the endorsement of negotiable instruments for collection in the ordinary course of business and (z) under stand-by letters of credit to the extent collateralized by cash or Cash Equivalents; (iii) which provides that an amount less than the principal amount thereof shall be due upon any declaration of acceleration thereof shall be deemed to be incurred or outstanding in an amount equal to the accreted value thereof at the date of determination determined in accordance with

GAAP; and (iv) shall include the liquidation preference and any mandatory redemption payment obligations in respect of any Disqualified Equity Interests of the Company and any Preferred Equity Interests of any Restricted Subsidiary.

                  "INDENTURE" means this Indenture as amended, restated or supplemented from time to time.

                  "INDEPENDENT FINANCIAL ADVISOR" means a nationally recognized accounting, appraisal, investment banking firm or consultant (i) that does not, and whose directors, officers and employees or Affiliates do not, have a direct or indirect financial interest in the Company; PROVIDED that, notwithstanding the foregoing, CIBC Oppenheimer Corp. and its Affiliates shall be deemed to be an Independent Financial Advisor and (ii) which, in the judgment of the Board of Directors of the Company, is otherwise independent and qualified to perform the task for which it is to be engaged.

                  "INSTITUTIONAL ACCREDITED INVESTOR" means an institution that is an "accredited investor" as that term is defined in Rule 501 (a)(1), (2), (3) or (7) promulgated under the Securities Act.

                  "INTEREST" means, with respect to the Notes, the sum of any interest and any Additional Interest on the Notes.

                  "INTEREST PAYMENT DATES" means each February 1 and August 1, commencing August 1, 1999.

                  "INTEREST RATE PROTECTION OBLIGATIONS" means, with respect to any Person, the Obligations of such Person under (i) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and (ii) other agreements or arrangements designed to protect such Person against fluctuations in interest rates.

                  "INVESTMENT" means, with respect to any Person, any direct or indirect loan, advance, guarantee or other extension of credit or capital contribution to (by means of transfers of cash or other property or assets to others or payments for property or services for the account or use of others, or otherwise), or purchase or acquisition of capital stock, bonds, notes, debentures or other securities or evidences of Indebtedness issued by, any other Person. The amount of any Investment shall be the original cost of such Investment, PLUS the cost of all additions thereto, and MINUS the amount of any portion of such Investment repaid to such Person in cash as a repayment of principal or a return of capital, as the case may be, but without any other adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment. In determining the amount of any Investment involving a transfer of any property or asset other than cash, such property shall be valued at its fair market value at the time of such transfer, as determined in good faith by the Board of Directors of the Person making such transfer.

                  "ISSUE DATE" means February 1, 1999, the date the Notes are first issued by the Company and authenticated by the Trustee under this Indenture.

                  "LIEN" means any lien, mortgage, charge, security interest, hypothecation, assignment for security or encumbrance of any kind (including any conditional sale or capital lease or other title retention agreement, any lease in the nature thereof) and any agreement to give any of the foregoing.

                  "MAJORITY HOLDERS" means at any time, the Holders of more than 50% in aggregate principal amount of the Notes outstanding at such time.

                  "MATURITY DATE" when used with respect to any Note, means the date on which the principal of such Note becomes due and payable as therein or herein provided, whether at the Final Maturity Date, any Purchase Date, or by declaration of acceleration, call for redemption or otherwise.

                  "MOODY'S" means Moody's Investors Service, Inc. and its successors.

                  "NET CASH PROCEEDS" means the aggregate proceeds in the form of cash or cash equivalents received by the Company or any Restricted Subsidiary in respect of any Asset Sale, including all cash or cash equivalents received upon any sale, liquidation or other exchange of proceeds of Asset Sales received in a form other than cash or cash equivalents, net of (a) the direct costs relating to such Asset Sale (including legal, accounting and investment banking fees, and sales commissions) and any relocation expenses incurred as a result thereof; (b) taxes paid or payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements); (c) amounts required to be applied to the repayment of Indebtedness secured by a Lien on the asset or assets that were the subject of such Asset Sale; (d) amounts deemed, in good faith, appropriate by the Board of Directors of the Company to be provided as a reserve, in accordance with GAAP, against any liabilities directly associated with such assets which are the subject of such Asset Sale (provided that the amount of any such reserves shall be deemed to constitute Net Cash Proceeds at the time such reserves shall have been released or are not otherwise required to be retained as a reserve); and
(e) with respect to Asset Sales by Subsidiaries, the portion of such cash payments attributable to Persons holding a minority interest in such Subsidiary.

                  "NEW ONC" means Oglebay Norton Holding Company, a newly formed Ohio corporation, to be renamed Oglebay Norton Company following the Reorganization.

                  "NON-PAYMENT EVENT OF DEFAULT" means any event (other than a Payment Default) the occurrence of which entitles one or more Persons to accelerate the maturity of any Designated Senior Indebtedness.

                  "NON-U.S. PERSON" means a Person who is not a U.S. person, as defined in Regulation S.

                  "NOTES" means the 10% Senior Subordinated Notes due 2009 issued by the Company, including, without limitation, the Private Exchange Notes, if any, and the Exchange Notes, treated as a single class of securities, as amended from time to time in accordance with the terms hereof, that are issued pursuant to this Indenture.

                  "OBLIGATIONS" means, with respect to any Indebtedness, any principal, interest (including post-petition interest), penalties, fees, indemnifications, reimbursement obligations, damages and other liabilities payable under the documentation governing such Indebtedness.

                  "OBLIGORS" means the Company and the Guarantors, collectively; and "OBLIGOR" means any of them.

                  "OFFER" has the meaning set forth in the definition of "OFFER TO PURCHASE."

                  "OFFER EXPIRATION DATE" has the meaning set forth in the definition of "OFFER TO PURCHASE."

                  "OFFER TO PURCHASE" means a written offer (the "OFFER") sent by or on behalf of the Company by first-class mail, postage prepaid, to each Holder at his address appearing in the register for the Notes on the date of the Offer offering to purchase up to the principal amount of Notes specified in such Offer at the purchase price specified in such Offer (as determined pursuant to this Indenture). Unless otherwise required by applicable law, the Offer shall specify an expiration date (the "OFFER EXPIRATION DATE") of the Offer to Purchase, which shall be not less than 30 Business Days nor more than 60 days after the date of such Offer, and a settlement date (the "PURCHASE DATE") for purchase of Notes to occur no later than five Business Days after the Offer Expiration Date. The Offer shall contain all the information required by applicable law to be included therein. The Offer shall also contain information concerning the business of the Company and its Subsidiaries which the Company in good faith believes will enable such Holders to make an informed decision with respect to the Offer to Purchase. Such information shall include, at a minimum,
(i) the most recent annual and quarterly financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the document required to be delivered to Holders pursuant to
Section 4.02 hereof (which requirements may be satisfied by delivery of such documents together with the Offer), (ii) a description of material developments in the Com-pany's business subsequent to the date of the latest of such financial statements referred to in clause (i) (including a description of the events requiring the Company to make the Offer to Purchase), (iii) if applicable, appropriate PRO FORMA financial information concerning the Offer to Purchase and the events requiring the Company to make the Offer to Purchase and (iv) any other information required by applicable law to be included therein. The Offer shall contain all instructions and materials necessary to enable such Holders to tender Notes pursuant to the Offer to Purchase. The Offer shall also state:

                 (1) the Section of this Indenture pursuant to which the Offer to Purchase is being made;

                 (2) the Offer Expiration Date and the Purchase Date;

                 (3) the aggregate principal amount of the outstanding Notes offered to be purchased by the Company pursuant to the Offer to Purchase (including, if less than 100%, the manner by which such amount has been determined pursuant to the Section of this Indenture requiring the Offer to Purchase) (the "PURCHASE AMOUNT");

                 (4) the purchase price to be paid by the Company for each $1,000 aggregate principal amount of Notes accepted for payment (the "PURCHASE PRICE");

                 (5) that the Holder may tender all or any portion of the Notes registered in the name of such Holder and that any portion of a Note tendered must be tendered in an integral multiple of $1,000 principal amount;

                 (6) the place or places where Notes are to be surrendered for tender pursuant to the Offer to Purchase;

                 (7) that interest on any Note not tendered or tendered but not purchased by the Company pursuant to the Offer to Purchase will continue to accrue;

                 (8) that on the Purchase Date the Purchase Price will become due and payable upon each Note being accepted for payment pursuant to the Offer to Purchase and that interest thereon shall cease to accrue on and after the Purchase Date;

                 (9) that each Holder electing to tender all or any portion of a Note pursuant to the Offer to Purchase will be required to surrender such Note at the place or places specified in the Offer prior to the close of business on the Offer Expiration Date (such Note being, if the Company so requires, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by, the Holder thereof or his attorney duly authorized in writing);

                (10) that Holders will be entitled to withdraw all or any portion of Notes tendered if the Company receives, not later than the close of business on the fifth Business Day next preceding the Offer Expiration Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Note the Holder tendered, the certificate number of the Note the holder tendered and a statement that such Holder is withdrawing all or a portion of its tender;

                (11) that (a) if Notes in an aggregate principal amount less than or equal to the Purchase Amount are duly tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase all such Notes and (b) if Notes in an aggregate principal amount in excess of the Purchase Amount are tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase Notes having an aggregate principal amount equal to the Purchase Amount on a PRO RATA basis (with such adjustments as may be deemed appropriate so that only Notes in denominations of $1,000 principal amount or integral multiples thereof shall be purchased); and

                (12) that in the case of any Holder whose Note is purchased only in part, the Company shall execute and deliver to the Holder of such Note without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unpurchased portion of the Note so tendered.

                  An Offer to Purchase shall be governed by and effected in accordance with the provisions above pertaining to any Offer.

                  "OFFERING" means the offering of the Notes as described in the Offering Memorandum.

                  "OFFERING MEMORANDUM" means the Offering Memorandum dated January 26, 1998 pursuant to which the Notes were offered.

                  "OFFICER", with respect to any Person (other than the Trustee), means the Chairman of the Board of Directors, Chief Executive Officer, the President, any Vice President and the Chief Financial Officer, the Treasurer or the Secretary of such Person, or any other officer of such Person designated by the Board of Directors of such Person and set forth in an Officers' Certificate delivered to the Trustee.

                  "OFFICERS' CERTIFICATE" means, with respect to any Person, a certificate signed by the Chief Executive Officer or the President and the Chief Financial Officer, the Treasurer or the Assistant Treasurer of such Person that shall comply with applicable provisions of this Indenture.

                  "OGLEBAY" means Oglebay Norton Company, a Delaware corporation, to be renamed ONCO Transportation Company following the Reorganization.

                  "OPINION OF COUNSEL" means a written opinion reasonably satisfactory in form and substance to the Trustee from legal counsel, which counsel is reasonably acceptable to the Trustee, stating the matters required by
Section 12.05 and delivered to the Trustee.

                  "PAYMENT DEFAULT" means any default, whether or not any requirement for the giving of notice, the lapse of time or both, or any other condition to such default becoming an event of default has occurred, in the payment of principal of (or premium, if any) or interest on or any other amount payable in connection with Designated Senior Indebtedness.

                  "PERMITTED INVESTMENTS" means (a) Cash Equivalents; (b) Investments in prepaid expenses, negotiable instruments held for collection and lease, utility and workers' compensation, performance and other similar deposits; (c) loans and advances to employees made in the ordinary course of business not to exceed $1.0 million in the aggregate at any one time outstanding; (d) Interest Rate Protection Obligations and Currency Agreements permitted under Section 4.06 hereof; (e) Investments in promissory notes issued to the Company or any Restricted Subsidiary as consideration in Asset Sales made in compliance with Section 4.09 hereof; PROVIDED, HOWEVER, that the aggregate principal amount of such promissory notes outstanding shall not exceed the greater of (x) $10.0 million and (y) 2.0% of Consolidated Tangible Assets; and
(f) Investments in (1) the Company or any Guarantor or (2) any Person that becomes a Restricted Subsidiary after giving effect to such Investment so long as such Person becomes a Guarantor at such time.

                  "PERMITTED LIENS" means (a) Liens on property of a Person existing at the time such Person is acquired by, or merged into or consolidated with, the Company or any Restricted Subsidiary; PROVIDED, HOWEVER, that such Liens were in existence prior to the contemplation of such acquisition, merger or consolidation and do not secure any property or assets of the Company or any Restricted Subsidiary other than the property or assets subject to the Liens prior to such acquisition, merger or consolidation; (b) Liens existing on the date hereof; (c) Liens securing Purchase Money Indebtedness incurred pursuant to
Section 4.06 hereof; PROVIDED, HOWEVER, that such Liens do not extend to any assets of the Company or any Restricted Subsidiary other than the assets acquired with the proceeds of such Indebtedness (and improvements thereto or thereon); (d) Liens to secure any Permitted Refinancings, in whole or in part, of any Indebtedness secured by Liens referred to in the clauses above so long as such Lien does not extend to any other assets (other than improvements thereto);
(e) Liens securing letters of credit entered into in the ordinary course of business; (f) Liens for taxes not yet due or which are being actively contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP; (g) other statutory Liens incidental to the conduct of business or the ownership of property and assets by the Company or any Restricted Subsidiary which (i) were not incurred in connection with the borrowing of money or the obtaining of advances or credit, and (ii) which do not in the aggregate materially detract from the value of the property or assets or materially impair the use thereof in the operation of the business of the Company or any Restricted Subsidiary; (h) easements, rights of way or other minor defects or irregularities in title of real property not interfering in any material respect with the use of such property in the business of the Company or any Restricted Subsidiary; and (i) Liens securing Senior Indebtedness.

                  "PERMITTED REFINANCING" means, with respect to any Indebtedness, Indebtedness to the extent representing a refinancing of such Indebtedness; PROVIDED, HOWEVER, that (1) the refinancing Indebtedness shall not exceed the sum of the amount of the Indebtedness being refinanced, PLUS the amount of accrued interest or dividends thereon, the amount of any reasonably determined prepayment premium necessary to accomplish such refinancing and reasonable fees and expenses incurred in connection therewith; (2) the refinancing Indebtedness shall have a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of the Indebtedness being refinanced and shall not permit redemption or other retirement (including pursuant to any required offer to purchase to be made by the Company or any Restricted Subsidiary) of such Indebtedness at the option of the holder thereof prior to the final stated maturity of the Indebtedness being refinanced, other than a redemption or other retirement at the option of the holder of such Indebtedness (including pursuant to a required offer to purchase made by the Company or a Restricted Subsidiary) upon a change of control of the Company pursuant to provisions substantially similar to those described in Section 4.20 hereof; (3) Indebtedness that ranks PARI PASSU with the Notes may be refinanced only with Indebtedness that is made PARI PASSU with or subordinate in right of payment to the Notes, and Indebtedness that is subordinated in right of payment to the Notes may be refinanced only with Indebtedness that is subordinate in right of payment to the Notes on terms no less favorable to the Holders than those contained in the Indebtedness being refinanced; and (4) the refinancing Indebtedness shall be incurred by the obligor on the Indebtedness being refinanced or by the Company.

                  "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, limited liability partnership, limited partnership, trust, unincorporated organization or government or any agency or political subdivision thereof or other entity.

                  "PHYSICAL NOTES" means certificated Notes in registered form in substantially the form set forth in EXHIBIT A.

                  "PREFERRED EQUITY INTEREST," in any Person, means an Equity Interest of any class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over Equity Interests of any other class in such Person.

                  "PRIVATE EXCHANGE" has the meaning set forth in the Registration Rights Agreement.

                  "PRIVATE EXCHANGE NOTES" has the meaning set forth in the Registration Rights Agreement.

                  "PRIVATE PLACEMENT LEGEND" means the legend initially set forth on the Rule 144A Notes and Other Notes that are Restricted Notes in the form set forth in EXHIBIT B.

                  "PROPERTY" of any Person means all types of real, personal, tangible, intangible or mixed property owned by such Person whether or not included in the most recent consolidated balance sheet of such Person and its Subsidiaries under GAAP.

                  "PROXY STATEMENT" means the Proxy Statement/Prospectus of the Company filed with the Commission on April 28, 1998.

                  "PUBLIC EQUITY OFFERING" means an underwritten public offering for cash of Common Equity Interests of the Company pursuant to an effective registration statement filed under the Securities Act (excluding registration statements filed on Form S-4, S-8 or similar forms).

                  "PURCHASE AMOUNT" has the meaning set forth in the definition of "OFFER TO PURCHASE."

                  "PURCHASE DATE" has the meaning set forth in the definition of "OFFER TO PURCHASE."

                  "PURCHASE MONEY INDEBTEDNESS" means Indebtedness incurred in the ordinary course of business for the purpose of financing all or any part of the purchase price, or the cost of installation, construction or improvement, of property or equipment; PROVIDED, HOWEVER, (x) such Indebtedness shall not exceed the cost of such property or assets and shall not be secured by any property or assets of the Company or any Restricted Subsidiary other than the property and assets so acquired or constructed and (y) the Lien securing such Indebtedness shall be created within 90 days of such acquisition or construction or, in the case of a refinancing of any Purchase Money Indebtedness, within 90 days of such refinancing.

                  "PURCHASE PRICE" has the meaning set forth in the definition of "OFFER TO PURCHASE."

                  "QUALIFIED EQUITY INTEREST" means any Equity Interest of the Company other than any Disqualified Equity Interest.

                  "QUALIFIED INSTITUTIONAL BUYER" or "QIB" shall have the meaning specified in Rule 144A promulgated under the Securities Act.

                  "REDEEM" means redeem, repurchase, defease or otherwise acquire or retire for value; and "REDEMPTION" and "REDEEMED" have correlative meanings.

                  "REDEMPTION DATE" when used with respect to any Note to be redeemed means the date fixed for such redemption pursuant to the terms of the Notes.

                  "REFINANCE" means refinance, renew, extend, replace, defease or refund, in whole or in part, including successively; and "REFINANCING" and "REFINANCED" have correlative meanings.

                  "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement dated February 1, 1999 among the Company, the Guarantors and the Selling Securityholder, as amended from time to time.

                  "REGULATION S" means Regulation S promulgated under the Securities Act.

                  "REORGANIZATION" means the reorganization substantially similar to that described in the Proxy Statement, pursuant to which Oglebay will become a second-tier wholly owned subsidiary of New ONC.

                  "REPLACEMENT ASSETS" means (x) properties and assets (other than cash or any Equity Interests or other security) that will be used in an Existing Business or (y) Equity Interests of any Person engaged primarily in an Existing Business, which Person will become on the date of acquisition thereof a Restricted Subsidiary as a result of the Company's acquiring such Equity Interests.

                  "RESPONSIBLE OFFICER" when used with respect to the Trustee, means an officer or assistant officer assigned to the corporate trust department of the Trustee (or any successor group of the Trustee) with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "RESTRICTED NOTE" has the same meaning as "Restricted Security" set forth in Rule 144(a)(3) promulgated under the Securities Act; PROVIDED, that the Trustee shall be entitled to request and conclusively rely upon an Opinion of Counsel with respect to whether any Note is a Restricted Note.

                  "RESTRICTED SUBSIDIARY" means any Subsidiary of the Company other than any Unrestricted Subsidiary.

                  "RULE 144" means Rule 144 promulgated under the Securities
Act.

                  "RULE 144A" means Rule 144A promulgated under the Securities Act.

                  "S&P" means Standard & Poor's Ratings Group and its successors.

                  "SALE AND LEASEBACK TRANSACTION" means any arrangement with any Person providing for the leasing by the Company or any Restricted Subsidiary of any real or tangible personal Property, which Property has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such Person in contemplation of such leasing.

                  "SECURITIES ACT" means the Securities Act of 1933 and the rules and regulations promulgated thereunder.

                  "SELLING SECURITYHOLDER" means CIBC Oppenheimer Corp.

                  "SENIOR CREDIT FACILITY" means the Credit Agreement dated as of May 15, 1998 between the Company and KeyBank National Association, together with the documents related thereto (including any guarantee agreements and security documents), in each case as such agreements may be amended, refinanced or restructured from time to time (including to increase the amount of available borrowings thereunder (provided that such increase in borrowings is permitted by Section 4.06 hereof) or adding Subsidiaries of the Company as additional borrowers or guarantors thereunder or adding additional collateral thereunder) with respect to all or any portion of the Indebtedness under such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders.

                  "SENIOR INDEBTEDNESS" means all Obligations due pursuant to the terms of all agreements, documents and instruments providing for, creating, securing or evidencing or otherwise entered into in connection with (a) all Obligations of the Company under the Senior Credit Facility; (b) all obligations of the Company with respect to any Interest Rate Protection Obligation; (c) all obligations of the Company to reimburse any bank or other person in respect of amounts paid under letters of credit, acceptances or other similar instruments;
(d) all other Indebtedness of the Company which does not provide that it is to rank PARI PASSU with or subordinate to the Notes; and (e) all deferrals, refinancings and extensions of, and amendments to, any of the Senior Indebtedness described above. Notwithstanding anything to the contrary in the foregoing, Senior Indebtedness will not include (i) Indebtedness of the Company to any of its Subsidiaries, or to any Affiliate of the Company or any of such Affiliate's Subsidiaries; (ii) Indebtedness represented by the Notes; (iii) any Indebtedness which by the express terms of the agreement or instrument creating, evidencing or governing the same is junior or subordinate in right of payment to any other obligations of the Company; (iv) any trade payable arising from the purchase of goods or materials or for services obtained in the ordinary course of business; (v) Indebtedness incurred in violation of this Indenture; (vi) Indebtedness represented by Disqualified Capital Stock; and (vii) any Indebtedness owed to, or guaranteed on behalf of, any stockholder, director, officer or employee of the Company or any of its Subsidiaries.

                  "SIGNIFICANT SUBSIDIARY," means, at any date of determination,
(a) any Restricted Subsidiary that satisfies the criteria for a "significant subsidiary" set forth in Rule 1-02 of Regulation S-X under the Exchange Act (except that references to 10% in such definition shall be changed to 5%), and
(b) for purposes of Section 6.01 hereof, any Restricted Subsidiary which, when aggregated with all other Restricted Subsidiaries that are not otherwise Significant Subsidiaries and as to which any event described in clause (7) or
(8) of Section 6.01 hereof has occurred and is continuing, would constitute a Significant Subsidiary under clause (a) of this definition.

                  "SUBORDINATED INDEBTEDNESS" means any Indebtedness of the Company or any Guarantor which is expressly subordinated in right of payment to the Notes or the Guarantee of such Guarantor.

                  "SUBSIDIARY" means, with respect to any Person at any time,
(a) any corporation of which the outstanding Voting Equity Interests having at least a majority of the votes entitled to be cast in the election of directors shall at the time be owned, directly or indirectly, by such Person, or (b) any other Person of which at least a majority of Voting Equity Interests are at the time, directly or indirectly, owned by such first Person.

                  "SURVIVING PERSON" means, with respect to any Person involved in or that makes any Disposition, the Person formed by or surviving such Disposition or the Person to which such Disposition is made.

                  "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) as in effect on the date of this Indenture (except as provided in Section 8.03 hereof).

                  "TRANSACTIONS" means (i) the consummation of the acquisition of Global Stone, (ii) the issuance of the Acquisition Notes, (iii) the initial borrowing under the Senior Credit Facility, (iv) the redemption of all outstanding Trust Debentures and (v) the issuance of the Notes in exchange for the Acquisition Notes.

                  "TRUST DEBENTURES" means the debentures issued under the Trust Indenture between Global Stone and Montreal Trust Company of Canada, as Trustee, dated as of February 15, 1995.

                  "TRUSTEE" means the party named as such in this Indenture until a successor replaces it pursuant to this Indenture and thereafter means the successor.

                  "UNRESTRICTED SUBSIDIARY" means any Subsidiary of the Company designated as such pursuant to Section 4.15 hereof, until such designation is revoked pursuant to Section 4.15 hereof.

                  "U.S. GOVERNMENT OBLIGATIONS" means (a) securities that are direct obligations of the United States of America for the payment of which its full faith and credit are pledged or (b) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or a specific payment of principal or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt.

                  "VOTING EQUITY INTERESTS" means Equity Interests in a corporation or other Person with voting power under ordinary circumstances entitling the holders thereof to elect the Board of Directors or other governing body of such corporation or Person.

                  "WEIGHTED AVERAGE LIFE TO MATURITY" means, when applied to any Indebtedness at any date, the number of years obtained by dividing (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required scheduled payment of principal, including payment of final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment, by (b) the then outstanding aggregate principal amount of such Indebtedness.

                  "WHOLLY OWNED RESTRICTED SUBSIDIARY" means any Restricted Subsidiary all of the outstanding Voting Equity Interests (other than directors' qualifying shares) of which are owned, directly or indirectly, by the Company.

SECTION 1.02.              OTHER DEFINITIONS.

                  The definitions of the following terms may be found in the sections indicated as follows:

                                Term                                   Defined in Section
"Affiliate Transaction"..........................................          4.10
"Agent Members"..................................................          2.16(a)
"Basket".........................................................          4.08(c)
"Business Day"...................................................         12.07
"CEDEL"..........................................................          2.16(a)
"Change of Control Date".........................................          4.20
"Company Bankruptcy Proceeding"..................................         11.02
"Covenant Defeasance"............................................          9.03
"Custodian"......................................................          6.01
"Designation"....................................................          4.15(a)
"Euroclear"......................................................          2.16(a)
"Events of Default"..............................................          6.01
"Excess Proceeds"................................................          4.09
"Global Notes"...................................................          2.16(a)
"Guarantor Bankruptcy Proceeding"................................         10.07
"Legal Defeasance"...............................................          9.02
"Legal Holiday"..................................................         12.07
"Note Portion of Excess Proceeds"................................          4.09
"Other Debt".....................................................          4.09
"Other Notes"....................................................          2.02
"Paying Agent"...................................................          2.04
"Registrar"......................................................          2.04
"Regulation S Global Notes"......................................          2.16(a)
"Regulation S Notes".............................................          2.02
"Replacement Assets..............................................          4.09
"Restricted Global Note".........................................          2.16(a)
"Restricted Payment".............................................          4.08
"Revocation".....................................................          4.15(c)
"Rule 144A Notes"................................................          2.02

SECTION 1.03.              INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

                  Whenever this Indenture refers to a provision of the TIA, the portion of such provision required to be incorporated herein in order for this Indenture to be qualified under the TIA is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "INDENTURE SECURITIES" means the Notes.

                  "INDENTURE SECURITYHOLDER" means a Holder or Noteholder.

                  "INDENTURE TO BE QUALIFIED" means this Indenture.

                  "INDENTURE TRUSTEE or "INSTITUTIONAL TRUSTEE" means the
                  Trustee.

                  "OBLIGOR ON THE INDENTURE SECURITIES" means the Company, the Guarantors or any other obligor on the Notes.

                  All other terms used in this Indenture that are defined by the TIA, defined in the TIA by reference to another statute or defined by Commission rule have the meanings therein assigned to them.

SECTION 1.04.              RULES OF CONSTRUCTION.

                 Unless the context otherwise requires:

                  (1) a term has the meaning assigned to it herein, whether defined expressly or by reference;

                  (2) "or" is not exclusive;

                  (3) words in the singular include the plural, and in the plural include the singular;

                  (4) words used herein implying any gender shall apply to both genders;

                  (5) "herein" "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other Subsection;

                  (6) unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP as in effect from time to time, applied on a basis consistent with the most recent audited consolidated financial statements of the Company;

                 (7) "$," "U.S. Dollars" and "United States Dollars" each refer to United States dollars, or such other money of the United States that at the time of payment is legal tender for payment of public and private debts; and

                 (8) whenever in this Indenture there is mentioned, in any context, principal, interest or any other amount payable under or with respect to any Note, such mention shall be deemed to include mention of the payment of Additional Interest to the extent that, in such context, Additional Interest is, was or would be payable in respect thereof.


                                   ARTICLE TWO

                                    THE NOTES


SECTION 2.01.              AMOUNT OF NOTES.

                  The Trustee shall authenticate Notes for original issue on the Issue Date in the aggregate principal amount of $100,000,000 upon a written order of the Company in the form of an Officers' Certificate of the Company. Such written order shall specify the amount of Notes to be authenticated and the date on which the Notes are to be authenticated.

                  Upon receipt of a Company Request and an Officers' Certificate certifying that a registration statement relating to an exchange offer specified in the Registration Rights Agreement is effective or that the conditions precedent to a private exchange thereunder have been met, the Trustee shall authenticate an additional series of Notes in an aggregate principal amount not to exceed $100,000,000 for issuance in exchange for the Notes tendered for exchange pursuant to such exchange offer registered under the Securities Act or pursuant to a Private Exchange. Exchange Notes or Private Exchange Notes may have such distinctive series designations and such changes in the form thereof as are specified in the Company Request referred to in the preceding sentence.

SECTION 2.02.              FORM AND DATING.

                  The Notes and the Trustee's certificate of authentication with respect thereto shall be substantially in the form set forth in EXHIBIT A, which is incorporated in and forms a part of this Indenture. The Notes may have notations, legends or endorsements required by law, rule or usage to which the Company is subject. Without limiting the generality of the foregoing, Notes offered and sold to Qualified Institutional Buyers in reliance on Rule 144A ("RULE 144A NOTES") shall bear the legend and include the form of assignment set forth in EXHIBIT B, Notes offered and sold in offshore transactions in reliance on Regulation S ("REGULATION S NOTES") shall bear the legend and include the form of assignment set forth in EXHIBIT C, and Notes offered and sold to Institutional Accredited Investors in transactions exempt from registration under the Securities Act not made in reliance on Rule 144A or Regulation S ("OTHER NOTES") may be represented by a Restricted Global Note or, if such an investor may not hold an interest in the Restricted Global Note, a Physical Note, in each case, bearing the Private Placement Legend. Each Note shall be dated the date of its authentication.

                  The terms and provisions contained in the Notes shall constitute, and are expressly made, a part of this Indenture and, to the extent applicable, the Company, the Guarantors and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and agree to be bound thereby.

                  The Notes may be presented for registration of transfer and exchange at the offices of the Registrar.

SECTION 2.03.              EXECUTION AND AUTHENTICATION.

                  Two Officers shall sign, or one Officer shall sign and one Officer (each of whom shall, in each case, have been duly authorized by all requisite corporate actions) shall attest to, the Notes for the Company by manual or facsimile signature.

                  If an Officer whose signature is on a Note was an Officer at the time of such execution but no longer holds that office at the time the Trustee authenticates the Note, the Note shall be valid nevertheless.

                  No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Note shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Note to the Trustee for cancellation as provided in Section 2.12, for all purposes of this Indenture such Note shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

                  The Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate the Notes. Unless otherwise provided in the appointment, an authenticating agent may authenticate the Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company and Affili-ates of the Company. Each Paying Agent is designated as an authenticating agent for purposes of this Indenture.

                  The Notes shall be issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

SECTION 2.04.              REGISTRAR AND PAYING AGENT.

                  The Company shall maintain an office or agency (which shall be located in the Borough of Manhattan in The City of New York, State of New York) where Notes may be presented for registration of transfer or for exchange (the "REGISTRAR"), and an office or agency where Notes may be presented for payment (the "PAYING AGENT") and an office or agency where notices and demands to or upon the Company, if any, in respect of the Notes and this Indenture may be served. The Registrar shall keep a register of the Notes and of their transfer and exchange. The Company may have one or more additional Paying Agents. The term "Paying Agent" includes any additional Paying Agent. Neither the Company nor any Affiliate thereof may act as Paying Agent.

                  The Company shall enter into an appropriate agency agreement, which shall incorporate the provisions of the TIA, with any Agent that is not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, or fails to give the foregoing notice, the Trustee shall act as such and shall be entitled to appropriate compensation in accordance with
Section 7.07.

                  The Company initially appoints the Trustee as Registrar, Paying Agent and Agent for service of notices and demands in connection with the Notes and this Indenture.

SECTION 2.05.              PAYING AGENT TO HOLD MONEY IN TRUST.

                  Each Paying Agent shall hold in trust for the benefit of the Noteholders or the Trustee all money held by the Paying Agent for the payment of principal of or premium or interest on the Notes (whether such money has been paid to it by the Company or any other obligor on the Notes or the Guarantors), and the Company and the Paying Agent shall notify the Trustee of any default by the Company (or any other obligor on the Notes) in making any such payment. Money held in trust by the Paying Agent need not be segregated except as required by law and in no event shall the Paying Agent be liable for any interest on any money received by it hereunder. The Company at any time may require the Paying Agent to pay all money held by it to the Trustee and account for any funds disbursed and the Trustee may at any time during the continuance of any Event of Default specified in Section 6.01 (1) or (2), upon written request to the Paying Agent, require such Paying Agent to pay forthwith all money so held by it to the Trustee and to account for any funds disbursed. Upon making such payment, the Paying Agent shall have no further liability for the money delivered to the Trustee.

SECTION 2.06.              NOTEHOLDER LISTS.

                  The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of the Noteholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least five Business Days before each Interest Payment Date, and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Noteholders.

SECTION 2.07.              TRANSFER AND EXCHANGE.

                  Subject to Sections 2.16 and 2.17, when Notes are presented to the Registrar with a request from the Holder of such Notes to register a transfer or to exchange them for an equal principal amount of Notes of other authorized denominations, the Registrar shall register the transfer as requested. Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar, duly executed by the Holder thereof or his attorneys duly authorized in writing. To permit registrations of transfers and exchanges, the Company shall issue and execute and the Trustee shall authenticate new Notes (and the Guarantors shall execute the guarantee thereon) evidencing such transfer or exchange at the Registrar's request. No service charge shall be made to the Noteholder for any registration of transfer or exchange. The Company may require from the Noteholder payment of a sum sufficient to cover any transfer taxes or other governmental charge that may be imposed in relation to a transfer or exchange, but this provision shall not apply to any exchange pursuant to Section 2.11, 3.06, 4.09, 4.20 or 8.05 (in which events the Company shall be responsible for the payment of such taxes). The Registrar shall not be required to exchange or register a transfer of any Note for a period of 15 days immediately preceding the mailing of notice of redemption of Notes to be redeemed or of any Note selected, called or being called for redemption except the unredeemed portion of any Note being redeemed in part.

                  Any Holder of the Global Note shall, by acceptance of such Global Note, agree that transfers of the beneficial interests in such Global Note may be effected only through a book entry system maintained by the Holder of such Global Note (or its agent), and that ownership of a beneficial interest in the Global Note shall be required to be reflected in a book entry.

                  Each Holder of a Note agrees to indemnify the Company and the Trustee against any liability that may result from the transfer, exchange or assignment of such Holder's Note in violation of any provision of this Indenture and/or applicable U.S. Federal or state securities law.

                  Except as expressly provided herein, neither the Trustee nor the Registrar shall have any duty to monitor the Company's compliance with or have any responsibility with respect to the Company's compliance with any Federal or state securities laws.

SECTION 2.08.              REPLACEMENT NOTES.

                  If a mutilated Note is surrendered to the Registrar or the Trustee, or if the Holder of a Note claims that the Note has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Note (and the Guarantors shall execute the guarantee thereon) if the Holder of such Note furnishes to the Company and the Trustee evidence reasonably acceptable to them of the ownership and the destruction, loss or theft of such Note and if the requirements of Section 8-405 of the New York Uniform Commercial Code as in effect on the date of this Indenture are met. If required by the Trustee or the Company, an indemnity bond shall be posted, sufficient in the judgment of both to protect the Company, the Guarantors, the Trustee or any Paying Agent from any loss that any of them may suffer if such
Note is replaced. The Company may charge such Holder for the Company's reasonable out-of-pocket expenses in replacing such Note and the Trustee may charge the Company for the Trustee's expenses (including, without limitation, attorneys' fees and disbursements) in replacing such Note. Every replacement Note shall constitute a contractual obligation of the Company.

SECTION 2.09.              OUTSTANDING NOTES.

                  The Notes outstanding at any time are all Notes that have been authenticated by the Trustee except for (a) those cancelled by it, (b) those delivered to it for cancellation, (c) to the extent set forth in Sections 9.01 and 9.02, on or after the date on which the conditions set forth in Section 9.01 or 9.02 have been satisfied, those Notes theretofore authenticated and delivered by the Trustee hereunder and (d) those described in this Section 2.09 as not outstanding. Subject to Section 2.10, a Note does not cease to be outstanding because the Company or one of its Affiliates holds the Note.

                  If a Note is replaced pursuant to Section 2.08, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser in whose hands such Note is a legal, valid and binding obligation of the Company.

                  If the Paying Agent holds, in its capacity as such, on any Maturity Date, money sufficient to pay all accrued interest and principal with respect to the Notes payable on that date and is not prohibited from paying such money to the Holders thereof pursuant to the terms of this Indenture, then on and after that date such Notes cease to be outstanding and interest on them ceases to accrue.

SECTION 2.10.              TREASURY NOTES.

                  In determining whether the Holders of the required principal amount of Notes have concurred in any declaration of acceleration or notice of default or direction, waiver or consent or any amendment, modification or other change to this Indenture, Notes owned by the Company or any other Affiliate of the Company shall be disregarded as though they were not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent or any amendment, modification or other change to this Indenture, only Notes as to which a Responsible Officer of the Trustee has received an Officers' Certificate stating that such Notes are so owned shall be so disregarded. Notes so owned which have been pledged in good faith shall not be disregarded if the pledgee established to the satisfaction of the Trustee the pledgee's right so to act with respect to the Notes and that the pledgee is not the Company, a Guarantor, any other obligor on the Notes or any of their respective Affiliates.

SECTION 2.11.              TEMPORARY NOTES.

                  Until definitive Notes are prepared and ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Notes. Temporary Notes shall be substantially in the form of definitive Notes but may have variations that the Company considers appropriate for temporary Notes. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Notes in exchange for temporary Notes. Until such exchange, temporary Notes shall be entitled to the same rights, benefits and privileges as definitive Notes.

SECTION 2.12.              CANCELLATION.

                  The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Trustee shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall (subject to the record-retention requirements of the Exchange Act) destroy cancelled Notes and deliver a certificate of destruction thereof to the Company. The Company may not reissue or resell, or issue new Notes to replace, Notes that the Company has redeemed or paid, or that have been delivered to the Trustee for cancellation.

SECTION 2.13.              DEFAULTED INTEREST.

                  If the Company defaults on a payment of interest on the Notes, it shall pay the defaulted interest, plus (to the extent permitted by law) any interest payable on the defaulted interest, in accordance with the terms hereof, to the Persons who are Noteholders on a subsequent special record date, which date shall be at least five Business Days prior to the payment date. The Company shall fix such special record date and payment date in a manner satisfactory to the Trustee. At least 10 days before such special record date, the Company shall mail to each Noteholder a notice that states the special record date, the payment date and the amount of defaulted interest, and interest payable on defaulted interest, if any, to be paid. The Company may make payment of any defaulted interest in any other lawful manner not inconsistent with the requirements (if applicable) of any securities exchange on which the Notes may be listed and, upon such notice as may be required by such exchange, if, after written notice given by the Company to the Trustee of the proposed payment pursuant to this sentence, such manner of payment shall be deemed practicable by the Trustee.

SECTION 2.14.              CUSIP NUMBER.

                  The Company in issuing the Notes may use a "CUSIP" number, and if so, such CUSIP number shall be included in notices of redemption or exchange as a convenience to Holders; PROVIDED, that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Notes, and that reliance may be placed only on the other identification numbers printed on the Notes. The Company shall promptly notify the Trustee of any such CUSIP number used by the Company in connection with the issuance of the Notes and of any change in the CUSIP number.

SECTION 2.15.              DEPOSIT OF MONEYS.

                  Prior to 10:00 a.m., New York City time, on each Interest Payment Date and Maturity Date, the Company shall have deposited with the Paying Agent in immediately available funds money sufficient to make cash payments, if any, due on such Interest Payment Date or Maturity Date, as the case may be, in a timely manner which permits the Trustee to remit payment to the Holders on such Interest Payment Date or Maturity Date, as the case may be. The principal and interest on Global Notes shall be payable to the Depository or its nominee, as the case may be, as the sole registered owner and the sole holder of the Global Notes represented thereby. The principal and interest on Physical Notes shall be payable, either in person or by mail, at the office of the Paying Agent.

SECTION 2.16.              BOOK-ENTRY PROVISIONS FOR GLOBAL NOTES.

                  (a) Rule 144A Notes initially shall be represented by one or more notes in registered, global form without interest coupons (collectively, the "RESTRICTED GLOBAL NOTE"). Regulation S Notes initially shall be represented by one or more notes in registered, global form without interest coupons (collectively, the "REGULATION S GLOBAL NOTE," and, together with the Restricted Global Note and any other global notes representing Notes, the "GLOBAL NOTES"). The Global Notes shall bear legends as set forth in EXHIBIT D. The Global Notes initially shall (i) be registered in the name of the Depository or the nominee of such Depository, in each case for credit to an account of an Agent Member (or, in the case of the Regulation S Global Notes, of Euroclear System ("EUROCLEAR") and Cedel Bank, S.A. ("CEDEL")), (ii) be delivered to the Trustee as custodian for such Depository and (iii) bear legends as set forth in EXHIBIT B with respect to Restricted Global Notes and EXHIBIT C with respect to Regulation S Global Notes.

                  Members of, or direct or indirect participants in, the Depository ("AGENT MEMBERS") shall have no rights under this Indenture with respect to any Global Note held on their behalf by the Depository, or the Trustee as its custodian, or under the Global Notes, and the Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Note.

                  (b) Transfers of Global Notes shall be limited to transfer in whole, but not in part, to the Depository, its successors or their respective nominees. Interests of beneficial owners in the Global Notes may be transferred or exchanged for Physical Notes in accordance with the rules and procedures of the Depository and the provisions of Section 2.17. In addition, a Global Note shall be exchangeable for Physical Notes if (i) the Depository (x) notifies the Company that it is unwilling or unable to continue as depository for such Global Note and the Company thereupon fails to appoint a successor depository or (y) has ceased to be a clearing agency registered under the Exchange Act, (ii) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of such Physical Notes or (iii) there shall have occurred and be continuing an Event of Default with respect to the Notes. In all cases, Physical Notes delivered in exchange for any Global Note or beneficial interests therein shall be registered in the names, and issued in any approved denominations, requested by or on behalf of the Depository (in accordance with its customary procedures).

                  (c) In connection with any transfer or exchange of a portion of the beneficial interest in any Global Note to beneficial owners pursuant to paragraph (b), the Registrar shall (if one or more Physical Notes are to be issued) reflect on its books and records the date and a decrease in the principal amount of the Global Note in an amount equal to the principal amount of the beneficial interest in the Global Note to be transferred, and the Company shall execute, and the Trustee shall upon receipt of a written order from the Company authenticate and make available for delivery, one or more Physical Notes of like tenor and amount.

                  (d) In connection with the transfer of Global Notes as an entirety to beneficial owners pursuant to paragraph (b), the Global Notes shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depository in writing in exchange for its beneficial interest in the Global Notes, an equal aggregate principal amount of Physical Notes of authorized denominations.

                  (e) Any Physical Note constituting a Restricted Note delivered in exchange for an interest in a Global Note pursuant to paragraph (b), (c) or
(d) shall, except as otherwise provided by paragraphs (a)(i)(x) and (c) of
Section 2.17, bear the Private Placement Legend or, in the case of the Regulation S Global Note, the legend set forth in EXHIBIT C, in each case, unless the Company determines otherwise in compliance with applicable law.

                  (f) On or prior to the 40th day after the later of the commencement of the offering of the Notes represented by the Regulation S Global Note and the issue date of such Notes (such period through and including such 40th day, the "RESTRICTED PERIOD"), a beneficial interest in a Regulation S Global Note may be transferred to a Person who takes delivery in the form of an interest in the corresponding Restricted Global Note only upon receipt by the Trustee of a written certification from the transferor to the effect that such transfer is being made (i)(a) to a Person whom the transferor reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A or (b) pursuant to another exemption from the registration requirements under the Securities Act which is accompanied by an opinion of counsel regarding the availability of such exemption and (ii) in accordance with all applicable securities laws of any state of the United States or any other jurisdiction.

                  (g) Beneficial interests in the Restricted Global Note may be transferred to a Person who takes delivery in the form of an interest in the Regulation S Global Note, whether before or after the expiration of the Restricted Period, only if the transferor first delivers to the Trustee a written certificate to the effect that such transfer is being made in accordance with Rule 903 or 904 of Regulation S or Rule 144 (if available) and that, if such transfer occurs prior to the expiration of the Restricted Period, the interest transferred will be held immediately thereafter through Euroclear or CEDEL.

                  (h) Any beneficial interest in one of the Global Notes that is transferred to a Person who takes delivery in the form of an interest in another Global Note shall, upon transfer, cease to be an interest in such Global Note and become an interest in such other Global Note and, accordingly, shall thereafter be subject to all transfer restrictions and other procedures applicable to beneficial interests in such other Global Note for as long as it remains such an interest.

                  (i) The Holder of any Global Note may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Notes.

SECTION 2.17.              SPECIAL TRANSFER PROVISIONS.

                  (a) TRANSFERS TO NON-QIB INSTITUTIONAL ACCREDITED INVESTORS AND NON-U.S. PERSONS. The following provisions shall apply with respect to the registration of any proposed transfer of a Note constituting a Restricted Note to any Institutional Accredited Investor which is not a QIB or to any Non-U.S.
Person:

                 (i) the Registrar shall register the transfer of any Note constituting a Restricted Note, whether or not such Note bears the Private Placement Legend, if (x) the requested transfer is after February 1, 2001 or such other date as such Note shall be freely transferable under Rule 144 as certified in an Officers' Certificate or
         (y) (1) in the case of a transfer to an Institutional Accredited Investor which is not a QIB (excluding Non-U.S. Persons), the proposed transferee has delivered to the Registrar a certificate substantially in the form of EXHIBIT E hereto or (2) in the case of a transfer to a Non-U.S. Person (including a QIB), the proposed transferor has delivered to the Registrar a certificate substantially in the form of EXHIBIT F hereto; PROVIDED that in the case of any transfer of a Note bearing the Private Placement Legend for a Note not bearing the Private Placement Legend, the Registrar has received an Officers' Certificate authorizing such transfer; and

                (ii) if the proposed transferor is an Agent Member holding a beneficial interest in a Global Note, upon receipt by the Registrar of
         (x) the certificate, if any, required by paragraph (i) above and (y) instructions given in accordance with the Depository's and the Registrar's procedures,

whereupon (a) the Registrar shall reflect on its books and records the date and (if the transfer does not involve a transfer of outstanding Physical Notes) a decrease in the principal amount of a Global Note in an amount equal to the principal amount of the beneficial interest in a Global Note to be transferred, and (b) the Registrar shall reflect on its books and records the date and an increase in the principal amount of a Global Note in an amount equal to the principal amount of the beneficial interest in the Global Note transferred or the Company shall execute and the Trustee shall authenticate and make available for delivery one or more Physical Notes of like tenor and amount.

                  (b) TRANSFERS TO QIBS. The following provisions shall apply with respect to the registration or any proposed registration of transfer of a Note constituting a Restricted Note to a QIB (excluding transfers to Non-U.S. Persons):

                 (i) the Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on such Holder's Note stating, or has otherwise advised the Company and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on such Holder's Note stating, or has otherwise advised the Company and the Registrar in writing, that it is purchasing the Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A; and

                (ii) if the proposed transferee is an Agent Member, and the Notes to be transferred consist of Physical Notes which after transfer are to be evidenced by an interest in the Global Note, upon receipt by the Registrar of instructions given in accordance with the Depository's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Note in an amount equal to the principal amount of the Physical Notes to be transferred, and the Trustee shall cancel the Physical Notes so transferred.

                  (c) PRIVATE PLACEMENT LEGEND. Upon the registration of transfer, exchange or replacement of Notes not bearing the Private Placement Legend, the Registrar shall deliver Notes that do not bear the Private Placement Legend. Upon the registration of transfer, exchange or replacement of Notes bearing the Private Placement Legend, the Registrar shall deliver only Notes that bear the Private Placement Legend unless (i) it has received the Officers' Certificate required by paragraph (a)(i)(y) of this Section 2.17, (ii) there is delivered to the Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act or (iii) such Note has been sold pursuant to an effective registration statement under the Securities Act and the Registrar has received an Officers' Certificate from the Company to such effect.

                  (d) GENERAL. By its acceptance of any Note bearing the Private Placement Legend, each Holder of such Note acknowledges the restrictions on transfer of such Note set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Note only as provided in this Indenture.

                  The Registrar shall retain for a period of two years copies of all letters, notices and other written communications received pursuant to
Section 2.16 or this Section 2.17. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable notice to the Registrar.

SECTION 2.18.              COMPUTATION OF INTEREST.

                  Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months.


                                6 ARTICLE THREE

                                   REDEMPTION


SECTION 3.01.              ELECTION TO REDEEM; NOTICES TO TRUSTEE.

                  If the Company elects to redeem Notes pursuant to paragraph 6 of the Notes, at least 45 days prior to the Redemption Date (unless a shorter notice shall be agreed to in writing by the Trustee) but not more than 65 days before the Redemption Date, the Company shall notify the Trustee in writing of the Redemption Date, the principal amount of Notes to be redeemed and the redemption price, and deliver to the Trustee an Officers' Certificate stating that such redemption will comply with the conditions contained in paragraph 6 of the Notes. Notice given to the Trustee pursuant to this Section 3.01 may not be revoked after the time that notice is given to Noteholders pursuant to Section 3.03.

SECTION 3.02.              SELECTION BY TRUSTEE OF NOTES TO BE REDEEMED.

                  In the event that fewer than all of the Notes are to be redeemed, the Trustee shall select the Notes to be redeemed, if the Notes are listed on a national securities exchange, in accordance with the rules of such exchange or, if the Notes are not so listed, either on a pro rata basis or by lot, or such other method as it shall deem fair and equitable. The Trustee shall promptly notify the Company of the Notes selected for redemption and, in the case of any Notes selected for partial redemption, the principal amount thereof to be redeemed. The Trustee may select for redemption portions of the principal of the Notes that have denominations larger than $1,000. Notes and portions thereof the Trustee selects shall be redeemed in amounts of $1,000 or whole multiples of $1,000. For all purposes of this Indenture unless the context otherwise requires, provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

SECTION 3.03.              NOTICE OF REDEMPTION.

                  At least 30 days, and no more than 60 days, before a Redemption Date, the Company shall mail, or cause to be mailed, a notice of redemption by first-class mail to each Holder of Notes to be redeemed at his or her last address as the same appears on the registry books maintained by the Registrar pursuant to Section 2.04 hereof.

                  The notice shall identify the Notes to be redeemed (including the CUSIP numbers thereof) and shall state:

                  (1) the Redemption Date;

                  (2) the redemption price and the amount of premium and accrued interest to be paid;

                  (3) if any Note is being redeemed in part, the portion of the principal amount of such Note to be redeemed and that, after the Redemption Date and upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion will be issued;

                  (4) the name and address of the Paying Agent;

                  (5) that Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price;

                  (6) that unless the Company defaults in making the redemption payment, interest on Notes called for redemption ceases to accrue on and after the Redemption Date;

                  (7) the provision of paragraph 6 of the Notes, as the case may be, pursuant to which the Notes called for redemption are being redeemed; and

                  (8) the aggregate principal amount of Notes that are being redeemed.

                  At the Company's written request made at least five Business Days prior to the date on which notice is to be given, the Trustee shall give the notice of redemption in the Company's name and at the Company's sole expense.

SECTION 3.04.              EFFECT OF NOTICE OF REDEMPTION.

                  Once the notice of redemption described in Section 3.03 is mailed, Notes called for redemption become due and payable on the Redemption Date and at the redemption price, including any premium, plus interest accrued to the Redemption Date. Upon surrender to the Paying Agent, such Notes shall be paid at the redemption price, including any premium, plus interest accrued to the Redemption Date, PROVIDED that if the Redemption Date is after a regular record date and on or prior to the Interest Payment Date, the accrued interest shall be payable to the Holder of the redeemed Notes registered on the relevant record date, and PROVIDED, FURTHER, that if a Redemption Date is a Legal Holiday, payment shall be made on the next succeeding Business Day and no interest shall accrue for the period from such Redemption Date to such succeeding Business Day.

SECTION 3.05.              DEPOSIT OF REDEMPTION PRICE.

                  On or prior to 10:00 A.M., New York City time, on each Redemption Date, the Company shall deposit with the Paying Agent in immediately available funds money sufficient to pay the redemption price of, including premium, if any, and accrued interest on all Notes to be redeemed on that date other than Notes or portions thereof called for redemption on that date which have been delivered by the Company to the Trustee for cancellation.

                  On and after any Redemption Date, if money sufficient to pay the redemption price of, including premium, if any, and accrued interest on Notes called for redemption shall have been made available in accordance with the preceding paragraph, the Notes called for redemption will cease to accrue interest and the only right of the Holders of such Notes will be to receive payment of the redemption price of and, subject to the first proviso in Section 3.04, accrued and unpaid interest on such Notes to the Redemption Date. If any Note surrendered for redemption shall not be so paid, interest will be paid, from the Redemption Date until such redemption payment is made, on the unpaid principal of the Note and any interest not paid on such unpaid principal, in each case, at the rate and in the manner provided in the Notes.

SECTION 3.06.              NOTES REDEEMED IN PART.

                  Upon surrender of a Note that is redeemed in part, the Trustee shall authenticate for the Holder thereof a new Note equal in principal amount to the unredeemed portion of the Note surrendered.

                                  ARTICLE FOUR

                                    COVENANTS


SECTION 4.01.              PAYMENT OF NOTES.

                  The Company shall pay the principal of and interest (including all Additional Interest as provided in the Registration Rights Agreement) on the Notes on the dates and in the manner provided in the Notes and this Indenture. An installment of principal or interest shall be considered paid on the date it is due if the Trustee or Paying Agent holds on that date money designated for and sufficient to pay such installment.

                  The Company shall pay interest on overdue principal (including post-petition interest in a proceeding under any Bankruptcy Law), and overdue interest, to the extent lawful, at the rate specified in the Notes.

SECTION 4.02.              REPORTS TO HOLDERS.

                  The Company shall deliver to the Trustee and the Holders, at the time of the filing of same with the Commission, copies of the quarterly and annual reports and of the information, documents and other reports, if any, which the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act. Notwithstanding that the Company may not be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall file with the Commission, to the extent permitted, and provide the Trustee and the Holders with such quarterly and annual reports and such information, documents and other reports specified in Sections 13 and 15(d) of the Exchange Act within the time periods specified therein. In addition, for so long as any Notes remain outstanding, the Company shall furnish to the Holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act, and, to any beneficial holder of Notes, if not obtainable from the Commission, information of the type that would be filed with the Commission pursuant to the foregoing provisions, upon the request of any such holder. The Company will also comply with the other provisions of TIA
Section 314(a).

SECTION 4.03.              WAIVER OF STAY, EXTENSION OR USURY LAWS.

                  Each of the Company and the Guarantors covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, or plead (as a defense or otherwise) or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law which would prohibit or forgive any of the Company and the

Guarantors from paying all or any portion of the principal of, premium, if any, and/or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that they may lawfully do so) each of the Company and the Guarantors hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 4.04.              Compliance Certificate.
                           -----------------------

                  (a) The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year and on or before 45 days after the end of the first, second and third quarters of each fiscal year, an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries during such fiscal year or fiscal quarter, as the case may be, has been made under the supervision of the signing Officers with a view to determining whether the Company and the Guarantors have kept, observed, performed and fulfilled their obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge, the Company and the Guarantors have kept, observed, performed and fulfilled each and every covenant contained in this Indenture and are not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default shall have occurred, describing all such Defaults of which he or she may have knowledge and what action they are taking or propose to take with respect thereto) and that to the best of his or her knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the Notes is prohibited or if such event has occurred, a description of the event and what action the Company and the Guarantors is taking or propose to take with respect thereto.

                  (b) The Company and the Guarantors shall, so long as any of the Notes are outstanding, deliver to the Trustee, forthwith upon any Officer becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company and the Guarantors are taking or propose to take with respect thereto.

                  (c) The Company's fiscal year currently ends on December 31. The Company will provide written notice to the Trustee of any change in its fiscal year.

SECTION 4.05.              Taxes.
                           ------

                  The Company and the Guarantors shall, and shall cause each of their Subsidiaries to, pay prior to delinquency all material taxes, assessments, and governmental levies except as contested in good faith and by appropriate proceedings.

SECTION 4.06.              Limitation on Additional Indebtedness.
                           --------------------------------------

                  (a) The Company shall not, and shall not cause or permit any Restricted Subsidiary to, directly or indirectly, incur any Indebtedness; PROVIDED, HOWEVER, that so long as no Default has occurred and is continuing or would result therefrom, the Company or any Guarantor may incur Indebtedness if, at the time of such incurrence, the Consolidated Fixed Charge Coverage Ratio would be greater than or equal to 2.0 to 1.0.

                  (b)      The foregoing limitations of paragraph (a) of this
         Section 4.06 will not apply to any of the following:

                 (i) the Notes and the Exchange Notes, and Permitted Refinancings and the Guarantees thereof;

                (ii) Permitted Refinancings of (x) Indebtedness of the Company or any Restricted Subsidiary to the extent outstanding on the Issue Date (other than Indebtedness being refinanced with the proceeds from the issuance of Notes and other than Indebtedness under the Senior Credit Facility), reduced by the amount of any scheduled amortization payments or mandatory prepayments actually made or (y) Indebtedness incurred pursuant to the proviso in paragraph (a) above or pursuant to clause (viii) below;

               (iii) Indebtedness of the Company or any Restricted Subsidiary incurred under the Senior Credit Facility in an aggregate amount (including the face amount of all letters of credit) not to exceed $232.0 million at any time outstanding, less the aggregate amount of any scheduled amortization payments or mandatory prepayments actually made thereunder;

                (iv) Purchase Money Indebtedness and Indebtedness represented by Capital Lease Obligations of the Company or any Restricted Subsidiary incurred in the ordinary course of business, and Permitted Refinancings thereof, in an aggregate amount not to exceed $20.0 million at any time outstanding;

                 (v) (1) Indebtedness of any Restricted Subsidiary owed to and held by the Company or any Guarantor and (2) Indebtedness of the Company owed to and held by any Guarantor which is unsecured and subordinated in right of payment to the payment and performance of the Company's obligations under the Notes; provided, however, that an incurrence of Indebtedness that is not permitted by this clause (v) shall be deemed to have occurred upon (x) any sale or other disposition of any Indebtedness of the Company or any Restricted Subsidiary referred to in this clause (v) to any Person other than the Company or any Guarantor or (y) any Guarantor that holds Indebtedness of the Company or another Guarantor ceasing to be a Guarantor;

                (vi) Interest Rate Protection Obligations of the Company relating to Indebtedness of the Company (which Indebtedness (x) bears interest at fluctuating interest rates and (y) is otherwise permitted to be incurred under this Section 4.06); PROVIDED, HOWEVER, that the notional principal amount of such Interest Rate Protection Obligations does not exceed the principal amount of the Indebtedness to which such Interest Rate Protection Obligations relate;

               (vii) Indebtedness of the Company under Currency Agreements to the extent relating to (x) Indebtedness of the Company and/or (y) obligations to purchase assets, properties or services incurred in the ordinary course of business of the Company or any Restricted Subsidiary; PROVIDED, HOWEVER, that such Currency Agreements do not increase the Indebtedness or other obligations of the Company and the Restricted Subsidiaries outstanding other than as a result of fluctuations in foreign currency exchange rates or by reason of fees, indemnities or compensation payable thereunder;

              (viii) Indebtedness of any Foreign Subsidiary if, at the time of such incurrence, the Consolidated Fixed Charge Coverage Ratio of such Foreign Subsidiary would be greater than or equal to 3.0 to 1.0 (for these purposes, references to the Company or any Restricted Subsidiary in the definitions used to calculate such ratio shall be to such Foreign Subsidiary and its Subsidiaries (other than any Unrestricted Subsidiary)); and

                (ix) Indebtedness of the Company or any Restricted Subsidiary in an aggregate amount not to exceed at any time outstanding $20.0 million.

                  (c) For purposes of determining any particular amount of Indebtedness under this Section 4.06, Guarantees, Liens or obligations with respect to letters of credit supporting Indebtedness otherwise included in the determination of such particular amount shall not be included.

SECTION 4.07.              Limitation on Other Senior Subordinated Indebtedness
                           ----------------------------------------------------

                  The Company shall not, and shall not cause or permit any Restricted Subsidiary to, directly or indirectly, incur, contingently or otherwise, any Indebtedness (other than the Notes and the Guarantees, as the case may be) that is both (i) subordinated in right of payment to any Senior Indebtedness of the Company or any of its Restricted Subsidiaries, as the case may be, and (ii) senior in right of payment to the Notes and the Guarantees, as the case may be. For purposes of this Section 4.07, Indebtedness is deemed to be senior in right of payment to the Notes or the Guarantees, as the case may be, if it is not explicitly subordinated in right of payment to Senior Indebtedness at least to the same extent as the Notes and the Guarantees, as the case may be, are subordinated to such Senior Indebtedness.

SECTION 4.08.              Limitation on Restricted Payments.
                           ----------------------------------

                  The Company shall not, and shall not cause or permit any Restricted Subsidiary to, directly or indirectly,

                 (i) declare or pay any dividend or any other distribution on any Equity Interests of the Company or any Restricted Subsidiary or make any payment or distribution to the direct or indirect holders of Equity Interests (in their capacity as such) of the Company or any Restricted Subsidiary (other than any dividends, distributions and payments made to the Company or any Restricted Subsidiary and dividends or distributions payable to any Person solely in Qualified Equity Interests);

                (ii) redeem any Equity Interests of the Company or any Restricted Subsidiary (other than any such Equity Interests owned by the Company or any Restricted Subsidiary);

               (iii) redeem or make any principal payment on, prior to any scheduled maturity, scheduled repayment or scheduled sinking fund payment, any Subordinated Indebtedness (other than any Subordinated Indebtedness held by the Company or any Restricted Subsidiary); or

                (iv)     make any Investment (other than Permitted Investments)

(any of the foregoing (other than an exception thereto), a "RESTRICTED PAYMENT"), unless

                  (a) no Default shall have occurred and be continuing at the time of or after giving effect to such Restricted Payment;

                  (b) immediately after giving effect to such Restricted Payment, the Company would be able to incur $1.00 of additional Indebtedness under Section 4.06(a) hereof; and

                  (c) immediately after giving effect to such Restricted Payment, the aggregate amount of all Restricted Payments (including the fair market value of any non-cash Restricted Payment) declared or made on or after the Issue Date (excluding any Restricted Payment described in clauses (ii),
(iii), (iv) or (v) of the next paragraph) does not exceed an amount equal to the sum of the following (the "BASKET"):

                 (1) 50% of Consolidated Net Income (or 100% of Consolidated Net
         Loss) for the period (treated as one accounting period) commencing on the first day of the fiscal quarter in which the Issue Date occurs and ending on the last day of the most recent fiscal quarter immediately preceding the date of such Restricted Payment; plus

                 (2) the aggregate net cash proceeds received by the Company either (x) as capital contributions to the Company after the Issue Date or (y) from the issue and sale (other than to a Subsidiary of the Company) of Qualified Equity Interests after the Issue Date (other than any issuance and sale of Qualified Equity Interests financed, directly or indirectly, using funds (i) borrowed from the Company or any of its Subsidiaries until and to the extent such borrowing is repaid or (ii) contributed, extended, guaranteed or advanced by the Company or any of its Subsidiaries (including in respect of any employee stock ownership or benefit plan)); PLUS

                 (3) the aggregate amount by which Indebtedness (other than any Subordinated Indebtedness) of the Company or any Restricted Subsidiary is reduced on the Company's consolidated balance sheet upon the conversion or exchange (other than by a Subsidiary of the Company) subsequent to the Issue Date into Qualified Equity Interests (less the amount of any cash, or the fair value of property, distributed by the Company or any Restricted Subsidiary upon such conversion or exchange); PLUS

                 (4) in the case of the disposition or repayment of any Investment that was treated as a Restricted Payment made after the Issue Date, an amount (to the extent not included in the computation of Consolidated Net Income) equal to the lesser of: (x) the return in cash of capital with respect to such Investment and (y) the amount of such Investment that was treated as a Restricted Payment, in either case, less the cost of the disposition of such Investment and net of taxes; PLUS

                 (5) so long as the Designation thereof was treated as a Restricted Payment made after the Issue Date, with respect to any Unrestricted Subsidiary that has been redesignated as a Restricted Subsidiary after the Issue Date in accordance with Section 4.15 hereof, the Company's proportionate interest in an amount equal to the excess of (x) the total assets of such Subsidiary, valued on an aggregate basis at the lesser of book value and fair market value, over (y) the total liabilities of such Subsidiary, determined in accordance with GAAP (and provided that such amount shall not in any case exceed the Designation Amount with respect to such Restricted Subsidiary upon its Designation); MINUS

                 (6) with respect to each Subsidiary of the Company which has been designated as an Unrestricted Subsidiary after the Issue Date in accordance with Section 4.15 hereof, the greater of (x) $0 and (y) the Designation Amount thereof (measured as of the Date of Designation); PLUS

                 (7)     $10.0 million.

                  The foregoing provisions will not prevent (i) the payment of any dividend or distribution on Equity Interests within 60 days after the date of declaration of such dividend or distribution, if at the date of such declaration, such dividend or distribution would comply with the provisions of this Indenture; (ii) the redemption of any Equity Interests of the Company or any Restricted Subsidiary in exchange for, or out of the net cash proceeds of the substantially concurrent issue and sale (other than to a Subsidiary of the Company) of, Qualified Equity Interests; (iii) any Investment to the extent that the consideration therefor consists of Qualified Equity Interests; (iv) the redemption of Subordinated Indebtedness made in exchange for, or out of the net cash proceeds of, a substantially concurrent issue and sale (other than to a Subsidiary) of, (x) Qualified Equity Interests or (y) a Permitted Refinancing of such Subordinated Indebtedness; or (v) the redemption of any Equity Interests of the Company held by directors, officers or employees of the Company or any of its Subsidiaries upon their death, retirement or other termination not to exceed $1.0 million in the aggregate in any calendar year; PROVIDED, HOWEVER, that any unused amount may be used in the next succeeding (but not any subsequent) calendar year; PROVIDED, FURTHER, HOWEVER, that (A) in the case of each of clauses (ii), (iii), (iv) and (v), no Default shall have occurred and be continuing or would arise therefrom and (B) no issuance of Qualified Equity Interests pursuant to clause (ii), (iii) or (iv) shall increase the Basket.

SECTION 4.09.              Limitation on Certain Asset Sales.
                           ----------------------------------

                  (a) The Company shall not, and shall not cause or permit any Restricted Subsidiary to, directly or indirectly, make any Asset Sale, unless
(x) the Company or such Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the fair market value of the assets sold or otherwise disposed of and (y) at least 80% of such consideration consists of (i) cash or Cash Equivalents, (ii) in the case of an Asset Sale of an industrial mining reserve, an industrial mining reserve and
(iii) any combination of the foregoing. The amount of any Indebtedness (other than any Subordinated Indebtedness) of the Company or any Restricted Subsidiary that is actually assumed by the transferee in such Asset Sale and from which the Company and the Restricted Subsidiaries are fully released shall be deemed to be cash for purposes of determining the percentage of cash consideration received by the Company or such Restricted Subsidiary. Any Net Cash Proceeds from any Asset Sale that are not (x) invested in Replacement Assets or (y) used to reduce Indebtedness under the Senior Credit Facility (with a permanent concomitant reduction of commitments thereunder) within 365 days of the consummation of such Asset Sale shall constitute "EXCESS PROCEEDS" subject to disposition as provided below.

                  (b) When the aggregate amount of Excess Proceeds exceeds $10.0 million, the Company shall make an Offer to Purchase, from all Holders, that aggregate principal amount of Notes as can be purchased with the Note Portion of Excess Proceeds at a price in cash equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to any purchase date. To the extent that the aggregate amount of principal and accrued interest of Notes validly tendered and not withdrawn pursuant to an Offer to Purchase is less than the Excess Proceeds, the Company may use such surplus for general corporate purposes. If the aggregate amount of principal and accrued interest of Notes validly tendered and not withdrawn by Holders thereof exceeds the amount of Notes that can be purchased with the Note Portion of Excess Proceeds, Notes to be purchased will be selected PRO RATA based on the aggregate principal amount of Notes tendered by each Holder. Upon completion of an Offer to Purchase, the amount of Excess Proceeds with respect to the applicable Asset Sale shall be reset to zero.

                  (c) In the event that any other Indebtedness of the Company that ranks PARI PASSU with the Notes (the "OTHER DEBT") requires an offer to purchase to be made to repurchase such Other Debt upon the consummation of an Asset Sale, the Company may apply the Excess Proceeds otherwise required to be applied to an Offer to Purchase to offer to purchase such Other Debt and to an Offer to Purchase so long as the amount of such Excess Proceeds applied to purchase the Notes is not less than the Note Portion of Excess Proceeds. With respect to any Excess Proceeds, the Company shall make the Offer to Purchase in respect thereof at the same time as the analogous offer to purchase is made pursuant to any Other Debt and the Purchase Date in respect thereof shall be the same as the purchase date in respect thereof pursuant to any Other Debt.

                  (d) For purposes of this Section 4.09, "Note Portion of Excess Proceeds" means (1) if no Other Debt is being offered to be purchased, the amount of the Excess Proceeds and (2) if Other Debt is being offered to be purchased, the amount of the Excess Proceeds equal to the product of (x) the Excess Proceeds and (y) a fraction the numerator of which is the aggregate amount of all Notes tendered pursuant to the Offer to Purchase related to such Excess Proceeds (the "Note Amount") and the denominator of which is the sum of the Note Amount and the aggregate amount as of the relevant purchase date of all Other Debt tendered and purchased pursuant to a concurrent offer to purchase such Other Debt made at the time of such Offer to Purchase.

                  (e) The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with an Offer to Purchase pursuant to the foregoing.

SECTION 4.10.              Limitation on Transactions with Affiliates.
                           -------------------------------------------

                  (a) The Company shall not, and shall not cause or permit any Restricted Subsidiary to, directly or indirectly, conduct any business or enter into any transaction or series of related transactions with or for the benefit of any Affiliate, any holder of 5% or more of any class of Equity Interests or any officer, director or employee of the Company or any Restricted Subsidiary (an "AFFILIATE TRANSACTION"), unless such Affiliate Transaction is (i) fair to the Company or such Restricted Subsidiary, as the case may be, and (ii) on terms that are no less favorable to the Company or such Restricted Subsidiary, as the case may be, than could reasonably be obtained at such time in a comparable transaction with an unaffiliated third party. For any Affiliate Transaction (or series of related Affiliate Transactions that are similar or part of a common plan) involving an amount or having a fair market value in excess of $5.0 million, the Company shall deliver to the Trustee an Officers' Certificate stating that a majority of the Disinterested Directors has determined that the transaction satisfies the above criteria and shall evidence such a determination by a Board Resolution delivered to the Trustee. For any Affiliate Transaction (or series of related Affiliate Transactions that are similar or part of a common plan) involving an amount or having a fair market value in excess of $10.0 million or if there shall be no Disinterested Directors, the Company shall obtain a written opinion from an Independent Financial Advisor to the effect that such transaction is fair, from a financial point of view, to the Company or such Restricted Subsidiary, as the case may be.

                  (b) Notwithstanding the foregoing, the restrictions set forth in this Section 4.10 shall not apply to (i) transactions exclusively between or among the Company and one or more Wholly Owned Restricted Subsidiaries or exclusively between or among Wholly Owned Restricted Subsidiaries; (ii) customary directors' fees, indemnification and similar arrangements, employee salaries, bonuses or employment agreements, compensation or employee benefit arrangements and incentive arrangements with any officer, director or employee of the Company entered into in the ordinary course of business; (iii) agreements (and transactions pursuant to agreements) in effect on the date hereof, as such agreements are in effect on the date hereof or as thereafter amended in a manner not materially adverse to the Holders; (iv) loans and advances to officers, directors and employees of the Company or any Restricted Subsidiary for travel, entertainment, moving and other relocation expenses, in each case made in the ordinary course of business and consistent with past business practices; and (v) any Restricted Payments not prohibited by the provisions described under Section
4.08 hereof.

SECTION 4.11.              Limitations on Liens.
                           ---------------------

                  The Company shall not, and shall not cause or permit any Restricted Subsidiary to, directly or indirectly, incur any Lien (other than any Permitted Lien) of any kind against or upon any of their respective properties or assets now owned or hereafter acquired, or any proceeds, income or profits therefrom, unless contemporaneously therewith or prior thereto, (i) in the case of any Lien securing an obligation that ranks PARI PASSU with the Notes, effective provision is made to secure the Notes equally and ratably with or prior to such obligation with a Lien on the same collateral and (ii) in the case of any Lien securing an obligation that is subordinated in right of payment to the Notes, effective provision is made to se-cure the Notes with a Lien on the same collateral that is prior to the Lien securing such subordinated obligation, in each case, for so long as such obligation is secured by such Lien.

SECTION 4.12.              Limitation on Sale and Leaseback Transactions.
                           ----------------------------------------------

                  The Company shall not, and shall not permit any Restricted Subsidiary to, enter into any Sale and Leaseback Transaction unless (i) the consideration received in such Sale and Leaseback Transaction is at least equal to the fair market value of the property sold, as determined, in good faith, by the Board of Directors of the Company and evidenced by a Board Resolution, (ii) the Company could incur the Attributable Indebtedness in respect of such Sale and Leaseback Transaction in compliance with Section 4.06 hereof and (iii) such Sale and Leaseback Transaction is permitted by, and the proceeds thereof are applied in compliance with, Section 4.09 hereof.

SECTION 4.13.              Limitation on Creation of Subsidiaries.
                           ---------------------------------------

                  If (a) the Company or any Restricted Subsidiary shall organize, acquire or otherwise invest in another Person that becomes a Restricted Subsidiary, or (b) any Restricted Subsidiary that is not already a Guarantor shall become an obligor under the Senior Credit Facility, then the Company shall cause such Restricted Subsidiary to (i) execute and deliver to the Trustee a supplemental indenture pursuant to which such Restricted Subsidiary shall become a Guarantor and, if requested by the Trustee, a notation of Guarantee and (ii) deliver to the Trustee an opinion of counsel that such supplemental indenture has been duly authorized, executed and delivered by such Restricted Subsidiary and constitutes a valid and legally binding obligation of such Restricted Subsidiary, enforceable against it in accordance with its terms, except that the enforcement thereof may be subject to (x) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (y) general principles of equity and the discretion of the court before which any proceeding therefor may be brought. Notwithstanding the foregoing clause (b), no Foreign Subsidiary (so long as it is a Foreign Subsidiary) shall be required to become a Guarantor.

SECTION 4.14.              Limitation on Restrictions Affecting Restricted
                           Subsidiaries.
                           ------------------------------------------------

                  (a) The Company shall not, and shall not cause or permit any Restricted Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Restricted Subsidiary to (x) pay dividends or make any other distributions to the Company or any other Restricted Subsidiary on its Equity Interests or with respect to any other interest or participation in, or measured by, its profits, or pay any Indebtedness owed to the Company or any other Restricted Subsidiary, (y) make loans or advances to, or guarantee any Indebtedness or other obligations of, the Company or any other Restricted Subsidiary or (z) transfer any of its properties or assets to the Company or any other Restricted Subsidiary.

                  (b) The foregoing shall not prohibit (a) any encumbrance or restriction existing under or by reason of any agreement in effect on the date hereof, as any such agreement is in effect on such date or as thereafter amended but only if such encumbrance or restriction is no more restrictive than in the agreement being amended; (b) any encumbrance or restriction existing under or by reason of any agreement relating to any Acquired Indebtedness; PROVIDED, HOWEVER, such encumbrance or restriction shall not apply to any assets of the Company or any Restricted Subsidiary other than the Restricted Subsidiary acquired or its assets; (c) customary provisions contained in an agreement that has been entered into for the sale or disposition of all or substantially all of the Equity Interests or assets of a Restricted Subsidiary; PROVIDED, HOWEVER, that (x) such encumbrance or restriction is applicable only to such Restricted Subsidiary or assets and (y) such sale or disposition is made in accordance with
Section 4.09 hereof; (d) any encumbrance or restriction existing under or by reason of applicable law; (e) customary provisions restricting subletting or assignment of any lease governing any leasehold interest of any Restricted Subsidiary; (f) covenants in purchase money obligations for property acquired in the ordinary course of business restricting transfer of such property; or (g) covenants in security agreements securing Indebtedness of a Restricted Subsidiary (to the extent that such Liens were otherwise incurred in accordance with Section 4.11 hereof) that restrict the transfer of property subject to such agreements.

SECTION 4.15.              Designation of Unrestricted Subsidiaries.
                           -----------------------------------------

                  (a) The Company may designate any Subsidiary of the Company as an "Unrestricted Subsidiary" under this Indenture (a "DESIGNATION") only if:

                 (i) no Default shall have occurred and be continuing at the time of or after giving effect to such Designation;

                (ii) at the time of and after giving effect to such Designation, the Company could incur $1.00 of additional Indebtedness under Section 4.06(a) hereof; and

               (iii) the Company would be permitted to make an Investment (other than a Permitted Investment) at the time of Designation (assuming the effectiveness of such Designation) pursuant to Section 4.08 hereof in an amount (the "DESIGNATION AMOUNT") equal to the fair market value of the Company's proportionate interest in the net worth of such Subsidiary on such date calculated in accordance with GAAP.

                  All Subsidiaries of Unrestricted Subsidiaries shall be Unrestricted Subsidiaries.

                  (b) The Company shall not, and shall not cause or permit any Restricted Subsidiary to, directly or indirectly, at any time (x) provide credit support for, subject any of its properties or assets (other than the Equity Interests of any Unrestricted Subsidiary) to the satisfaction of, or guarantee, any Indebtedness of any Unrestricted Subsidiary (including any undertaking, agreement or instrument evidencing such Indebtedness), (y) be liable for any Indebtedness of any Unrestricted Subsidiary or (z) be liable for any Indebtedness which provides that the holder thereof may (upon notice, lapse of time or both) declare a default thereon or cause the payment thereof to be accelerated or payable prior to its final scheduled maturity upon the occurrence of a default with respect to any Indebtedness of any Unrestricted Subsidiary.

                  (c) The Company may revoke any Designation of a Subsidiary as an Unrestricted Subsidiary (a "REVOCATION") only if:

                 (i) no Default shall have occurred and be continuing at the time of and after giving effect to such Revocation; and

                (ii) all Liens and Indebtedness of such Unrestricted Subsidiary outstanding immediately following such Revocation would, if incurred at such time, have been permitted to be incurred for all purposes of this Indenture.

                  All Designations and Revocations must be evidenced by resolutions of the Board of Directors of the Company, delivered to the Trustee certifying compliance with the foregoing provisions.

SECTION 4.16.              Limitation on Preferred Equity Interests of
                           Restricted Subsidiaries.
                           --------------------------------------------

                  The Company shall not cause or permit any Restricted Subsidiary (other than any Guarantor) to issue any Preferred Equity Interests or permit any Person (other than the Company or one or more Wholly Owned Restricted Subsidiaries) to hold any such Preferred Equity Interests.

SECTION 4.17. Limitation on the Issuance and Sale of Equity Interests of Restricted Subsidiaries.
                           -------------------------------------

                  The Company shall not sell, and shall not cause or permit any Restricted Subsidiary, directly or indirectly, to issue or sell, any Equity Interests of a Restricted Subsidiary, except (i) to the Company or a Wholly Owned Restricted Subsidiary; (ii) the sale of all of the Equity Interests of a Restricted Subsidiary in accordance with Section 4.09 hereof; (iii) in the case of issuance of Equity Interests by a non-Wholly Owned Restricted Subsidiary if, after giving effect to such issuance, the Company maintains its direct or indirect percentage of beneficial and economic ownership of such non-Wholly Owned Restricted Subsidiary; or (iv) as permitted by Section 4.16 hereof.

SECTION 4.18.              Payments for Consent.
                           ---------------------

                  The Company shall not, and shall not cause or permit any of its Subsidiaries to, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder of any Notes for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Notes unless such consideration is offered to be paid or agreed to be paid to all Holders of the Notes which so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement.

SECTION 4.19.              Legal Existence.
                           ----------------

                  Subject to Article Five hereof, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect
(i) its legal existence, and the corporate, partnership or other existence of each Restricted Subsidiary, in accordance with the respective organizational documents (as the same may be amended from time to time) of each Restricted Subsidiary and the rights (charter and statutory), licenses and franchises of the Company and its Restricted Subsidiaries; PROVIDED that the Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of its Restricted Subsidiaries if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Restricted Subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders.

SECTION 4.20.              Change of Control Offer.
                           ------------------------

                  (a) Following the occurrence of a Change of Control (the date of such occurrence being the "CHANGE OF CONTROL DATE"), the Company shall, within 30 days after the Change of Control Date, make an Offer to Purchase all Notes then outstanding at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to the Purchase Date.

                  (b) On or before the Purchase Date, the Company shall (x) accept for payment Notes or portions thereof which are to be purchased pursuant to an Offer to Purchase under the provisions of this Section 4.20, (y) deposit at the payment office established by the Company cash in U.S. Dollars sufficient to pay the purchase price of all Notes to be purchased and (z) deliver or cause to be delivered to the Trustee Notes so accepted together with an Officers'

Certificate stating the Notes or portions thereof tendered to the Company. The Paying Agent shall promptly mail to each Holder of Notes so accepted payment in an amount equal to the purchase price for such Notes, and the Company shall execute and issue, and the Trustee shall promptly authenticate and mail to such Holder, a new Note equal in principal amount to any unpurchased portion of the Notes surrendered; PROVIDED that each such new Note shall be issued in an original principal amount in denominations of $1,000 and integral multiples thereof.

                  (c) If the Senior Credit Facility is in effect, or any amounts are owing thereunder or in respect thereof, at the time of the occurrence of a Change of Control, prior to the mailing of the notice to Holders described in the second preceding paragraph, but in any event within 20 days following any Change of Control, the Company covenants to (i) repay in full all obligations and terminate all commitments under or in respect of the Senior Credit Facility and all other Senior Indebtedness the terms of which require repayment upon a Change of Control or offer to repay in full all obligations and terminate all commitments under or in respect of the Senior Credit Facility and all such Senior Indebtedness and repay the Indebtedness owed to each such lender who has accepted such offer or (ii) obtain the requisite consents under the Senior Credit Facility and all such other Senior Indebtedness to permit the repurchase of the Notes as described above. The Company must first comply with the covenant described in the preceding sentence before it shall be required to purchase Notes in the event of a Change of Control; PROVIDED that the Company's failure to comply with the covenant described in the preceding sentence constitutes an Event of Default described in clause (3) of Section 6.01 hereof if not cured within 30 days after the notice required by such clause.

                  (d) If the Company or any Restricted Subsidiary thereof has issued any outstanding (1) Subordinated Indebtedness or (2) Preferred Equity Interests, and the Company or such Restricted Subsidiary is required to make a change of control offer or to make a distribution with respect to such Subordinated Indebtedness or Preferred Equity Interests in the event of a change of control, the Company shall not consummate any such offer or distribution with respect to such Subordinated Indebtedness or Preferred Equity Interests until such time as the Company shall have paid the Purchase Price in full to the Holders that have accepted the Offer to Purchase pursuant to this Section 4.20 and shall otherwise have consummated such Offer to Purchase. No Obligor shall issue Subordinated Indebtedness or Preferred Equity Interests with change of control provisions requiring the payment of such Indebtedness or Preferred Equity Interests prior to the payment of the Notes in the event of a Change of Control under this Indenture.

                  (e) The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of Notes pursuant to an Offer to Purchase under this Section 4.20.

SECTION 4.21.              Maintenance of Properties; Insurance; Compliance
                           with Law.
                           ------------------------------------------------

                  (a) The Company shall, and shall cause each of its Restricted Subsidiaries to, at all times cause all properties used or useful in the conduct of their business to be maintained and kept in good condition, repair and working order (reasonable wear and tear excepted) and supplied with all necessary equipment, and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereto.

                  (b) The Company shall maintain, and shall cause to be maintained for each of its Restricted Subsidiaries, insurance covering such risks as are usually and customarily insured against by corporations similarly situated, in such amounts as shall be customary for corporations similarly situated and with such deductibles and by such methods as shall be customary and reasonably consistent with past practice.

                  (c) The Company shall, and shall cause each of its Subsidiaries to, comply with all statutes, laws, ordinances or government rules and regulations to which they are subject, non-compliance with which would materially adversely affect the business, prospects, earnings, properties, assets or financial condition of the Company and their Subsidiaries taken as a whole.

SECTION 4.22.              Further Assurance to the Trustee.
                           ---------------------------------

                  The Company shall, upon the reasonable request of the Trustee, execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the provisions of this Indenture.


                                  ARTICLE FIVE

                              SUCCESSOR CORPORATION


SECTION 5.01.              Limitation on Consolidation, Merger and Sale of
                           Assets.
                          ------------------------------------------------

                  (a) No Obligor shall consolidate with or merge with or into (whether or not such Obligor is the Surviving Person) any other Person and the Obligors shall not, and shall not cause or permit any Restricted Subsidiary to, sell, convey, assign, transfer, lease or otherwise dispose of all or substantially all of the property and assets of the Company and the Restricted Subsidiaries, taken as a whole, to any Person or Persons in a single transaction or series of related transactions, unless:

                 (i)     (w)  the Company shall be the Surviving Person;

                           (x) if such Obligor is a Guarantor, any other Obligor shall be the Surviving Person;

                           (y) the Surviving Person (if other than such Obligor)
                  shall be a corporation organized and validly existing under the laws of the United States of America or any State thereof or the District of Columbia, and shall, in any such case, expressly assume, by a supplemental indenture executed and delivered to the Trustee, all of the obligations of such Obligor under the Financing Documents; or

                           (z) in the case of the Reorganization, (A) New ONC
                  shall assume, by a supplemental indenture executed and delivered to the Trustee, all of the obligations of Oglebay under the Financing Documents and (B) Oglebay shall become a Guarantor under the Financing Documents by executing and delivering a supplemental indenture to the Trustee and shall cease to be the "Company" under the Financing Documents;

                (ii) immediately after giving effect to such transaction, no Default shall have occurred and be continuing; and

               (iii) other than in the case of the Reorganization, immediately after giving effect to such transaction, the Company or the Surviving Person (as the case may be) could incur at least $1.00 of additional Indebtedness under Section 4.06(a) hereof (if the Company shall not be the Surviving Person, all references to the Company and the Restricted Subsidiaries in the definitions used to determine the ratio therein shall be to the Surviving Person and its Subsidiaries after giving effect to such transaction (excluding any Unrestricted Subsidiaries)).

                  For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise, in a single transaction or series of transactions) of all or substantially all the properties and assets of one or more Restricted Subsidiaries the Equity Interests of which constitutes all or substantially all the properties and assets of the Company shall be deemed to be the transfer of all or substantially all the properties and assets of the Company.

                  (b) In connection with any consolidation, merger or transfer of assets contemplated by the provisions of this Section 5.01, the Company shall deliver, or cause to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an opinion of counsel, each stating that such consolidation, merger or transfer and the supplemental indenture in respect thereto comply with the provisions of this sec-tion 5.01 and that all conditions precedent herein provided for relating to such transaction or transactions have been complied with. Such opinion of counsel shall also state that each such supplemental indenture has been duly authorized, executed and delivered by the applicable Obligor and constitutes a valid and legally binding obligation of such Obligor, enforceable against it in accordance with its terms, except that the enforcement thereof may be subject to
(x) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (y) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

SECTION 5.02.              Successor Person Substituted.
                           -----------------------------

                  Upon any consolidation or merger, or any transfer of all or substantially all of the assets of the Company or any Restricted Subsidiary in accordance with Section 5.01 above, the successor corporation formed by such consolidation or into which the Company is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or such Restricted Subsidiary under this Indenture with the same effect as if such successor corporation had been named as the Company or such Restricted Subsidiary herein, and thereafter the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Notes.


                                   ARTICLE SIX

                              DEFAULTS AND REMEDIES


SECTION 6.01.              Events of Default.
                           ------------------

                  The following events are "Events of Default":

                 (1) the Company fails to pay any principal of the Notes when the same becomes due and payable at maturity, upon acceleration, redemption or otherwise (whether or not such payment is permitted by Article Eleven);

                 (2) the Company fails to pay any interest on any Note when due, which failure continues for a period of 30 days (whether or not such payment is permitted by Article Eleven);

                 (3) any Obligor fails to observe or perform any of the covenants set forth in Section 4.20 or 5.01;

                 (4) any Obligor fails to observe or perform any other covenant in the Notes or this Indenture for 60 days after written notice from the Holders of not less than 25% in the aggregate principal amount of the Notes then outstanding;

                 (5) default under any mortgage, indenture or other instrument or agreement under which there may be issued or by which there may be secured or evidenced Indebtedness of the Company or any Restricted Subsidiary, whether such Indebtedness now exists or is hereafter incurred, which default (x) is caused by a failure to pay when due principal or interest on such Indebtedness within the applicable express grace period, (y) results in the acceleration of such Indebtedness prior to its express final maturity or (z) results in the commencement of judicial proceedings to foreclose upon, or to exercise remedies under applicable law or applicable security documents to take ownership of, the property or assets securing such Indebtedness and, in each case, the principal amount of such Indebtedness, together with any other Indebtedness with respect to which an event described in clause
         (x), (y) or (z) has occurred and is continuing, aggregates $10.0 million or more;

                 (6) the entry of a final judgment or judgments which can no longer be appealed for the payment of money in excess of $10.0 million against the Company or any Restricted Subsidiary and such judgment remains undischarged, for a period of 60 consecutive days during which a stay of enforcement of such judgment shall not be in effect;

                 (7) the Company or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

                           (A) commences a voluntary case,

                           (B) consents to the entry of an order for relief
                  against it in an involuntary case,

                           (C) consents to the appointment of a Custodian of it
                  or for all or substantially all of its property,

                           (D) makes a general assignment for the benefit of its
                  creditors, or

                           (E) generally is not paying its debts as they become
                  due;

                 (8) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                           (A) is for relief against either of the Company or
                  any Significant Subsidiary in an involuntary case,

                           (B) appoints a Custodian of either of the Company or
                  any Significant Subsidiary or for all or substantially all of the property of either of the Company or any Significant Subsidiary, or

                           (C) orders the liquidation of either of the Company
                  or any Significant Subsidiary,

         and the order or decree remains unstayed and in effect for 60 days; or

                 (9) the Guarantee of any Significant Subsidiary ceases to be in full force and effect or any such Guarantee is declared to be null and void and unenforceable or any such Guarantee is found to be invalid or any of the Guarantors denies in writing its liability under its Guarantee (other than by reason of release of a Guarantor in accordance with the terms of this Indenture).

                  The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

                  Subject to Sections 7.01 and 7.02, the Trustee shall not be charged with knowledge of any Default, Event of Default, Change of Control or Asset Sale or the requirement for payment of Additional Interest unless written notice thereof shall have been given to a Responsible Officer at the Corporate Trust Office of the Trustee by the Company or any other Person.

SECTION 6.02.              Acceleration.
                           -------------

                  If an Event of Default (other than an Event of Default described in Section 6.01(7) or (8) with respect to the Company) shall have occurred and be continuing, then the Trustee or the Holders of not less than 25% in aggregate principal amount of the Notes then outstanding may by written notice to the Company declare to be immediately due and payable the entire principal amount of all the Notes then outstanding plus accrued but unpaid interest to the date of acceleration and such amounts shall become immediately due and payable or if there are any amounts outstanding under or in respect of the Senior Credit Facility, such amounts shall become due and payable upon the first to occur of an acceleration of amounts outstanding under or in respect of the Senior Credit Facility or five business days after receipt by the Company and the representative of the holders of Senior Indebtedness under or in respect of the Senior Credit Facility of notice of the acceleration of the Notes; PROVIDED, HOWEVER, that after such acceleration but before a judgment or decree based on such acceleration is obtained by the Trustee, the Majority Holders may rescind and annul such acceleration and its consequences if all existing Events of Default, other than the nonpayment of accelerated principal, premium, if any, or interest that has become due solely because of the acceleration, have been cured or waived and if the rescission would not conflict with any judgment or decree. No such rescission shall affect any subsequent Default or impair any right consequent thereto. In case an Event of Default described in Section 6.01(7) or (8) with respect to the Company shall occur, the principal and interest amount with respect to all of the Notes shall be due and payable immediately without any declaration or other act on the part of the Holders of the Notes.

                  In the case of any Event of Default pursuant to the provisions of Section 6.01 occurring by reason of any wilful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding payment of the premium that the Company would have had to pay if the Company then had elected to redeem the Notes pursuant to Section 6 of the Notes, an equivalent premium shall, upon the amounts referred to in the immediately preceding paragraph becoming due and payable, also become and be immediately due and payable to the extent permitted by law, anything contained in this Indenture or in the Notes to the contrary notwithstanding. If an Event of Default occurs prior to February 1, 2004 by reason of any wilful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding the prohibition on redemption of the Notes prior to February 1, 2004, pursuant to
Section 6 of the Notes, then the premium payable for purposes of this paragraph shall be equal to the interest rate per annum then being paid on the Notes.

SECTION 6.03.              Other Remedies.
                           ---------------

                  If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of, or premium, if any, and interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture and may take any necessary action requested of it as Trustee to settle, compromise, adjust or otherwise conclude any proceedings to which it is a party.

                  The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Noteholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative. Any costs associated with actions taken by the Trustee under this Section 6.03 shall be reimbursed to the Trustee by the Company.

SECTION 6.04.              Waiver of Past Defaults and Events of Default.
                           ----------------------------------------------

                  Subject to Sections 6.02, 6.08 and 8.02 hereof, the Majority Holders have the right to waive any existing Default or Event of Default or compliance with any provision of this Indenture or the Notes. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

SECTION 6.05.              Control by Majority.
                           --------------------

                  The Majority Holders may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee by this Indenture. The Trustee, however, may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines may be unduly prejudicial to the rights of another Noteholder not taking part in such direction, and the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, determines that the action so directed may not lawfully be taken or if the Trustee in good faith shall, by a Responsible Officer, determine that the proceedings so directed may involve it in personal liability; PROVIDED that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 6.06.              Limitation on Suits.
                           --------------------

                  Subject to Section 6.08 below, a Noteholder may not institute any proceeding or pursue any remedy with respect to this Indenture or the Notes unless:

                  (1) the Holder gives to the Trustee written notice of a continuing Event of Default;

                 (2) the Holders of at least 25% in aggregate principal amount of the Notes then outstanding make a written request to the Trustee to pursue the remedy;

                 (3) such Holder or Holders offer and if requested provide to the Trustee indemnity reasonably satisfactory to the Trustee against any loss, liability or expense;

                 (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer, and, if requested, provision of, indemnity; and

                 (5) no direction inconsistent with such written request has been given to the Trustee during such 60 day period by the Majority Holders.

                  A Noteholder may not use this Indenture to prejudice the rights of another Noteholder or to obtain a preference or priority over another Noteholder.

SECTION 6.07. No Personal Liability of Directors, Officers, Employees and Stockholders.
                           ---------------------------------------------

                  No director, officer, employee, incorporator or stockholder of the Company or any Guarantor shall have any liability for any obligations of the Company or the Guarantors under the Notes, the Guarantees or this Indenture or for a claim based on, in respect of, or by reason of such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

SECTION 6.08.              Rights of Holders To Receive Payment.
                           -------------------------------------

                  Notwithstanding any other provision of this Indenture, the right of any Holder of a Note to receive payment of principal of, or premium, if any, and interest of the Note (including Additional Interest) on or after the respective due dates expressed in the Note, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder.

SECTION 6.09.              Collection Suit by Trustee.
                           ---------------------------

                  If an Event of Default in payment of principal, premium or interest specified in Section 6.01(1) or (2) hereof occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or any Guarantor (or any other obligor on the Notes) for the whole amount of unpaid principal and accrued interest remaining unpaid, together with interest on overdue principal and, to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the rate set forth in the Notes, and such further amounts as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 6.10.              Trustee May File Proofs of Claim.
                           ---------------------------------

                  The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof) and the Noteholders allowed in any judicial proceedings relative to the Company or any Guarantor (or any other obligor upon the Notes), its creditors or its property and shall be entitled and em-powered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same after deduction of its charges and expenses to the extent that any such charges and expenses are not paid out of the estate in any such proceedings and any custodian in any such judicial proceeding is hereby authorized by each Noteholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan or reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceedings.

SECTION 6.11.              Priorities.
                           -----------

                  If the Trustee collects any money pursuant to this Article Six, it shall pay out the money in the following order:

                  FIRST: to the Trustee for amounts due under Section 7.07 hereof;

                  SECOND: to Noteholders for amounts due and unpaid on the Notes for principal, premium, if any and interest (including Additional Interest, if any) as to each, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes; and

                  THIRD: to the Company or, to the extent the Trustee collects any amount from any Guarantor, to such Guarantor.

                  The Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section 6.11.

SECTION 6.12.              Undertaking for Costs.
                           ----------------------

                  In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.12 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.08 hereof or a suit by Holders of more than 10% in principal amount of the Notes then outstanding.

SECTION 6.13.              Restoration of Rights and Remedies.
                           -----------------------------------

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every case, subject to any determination in such proceeding, the Company, the Guarantors, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.


                                  ARTICLE SEVEN

                                     TRUSTEE


SECTION 7.01.              Duties of Trustee.
                           ------------------

                  (a) If an Event of Default actually known to a Responsible Officer of the Trustee has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the same circumstances in the conduct of his or her own affairs.

                  (b) Except during the continuance of an Event of Default:

                          (1) The Trustee need perform only those duties that
                  are specifically set forth in this Indenture and no others.

                          (2) In the absence of bad faith on its part, the
                  Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture but, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform on their face to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

                  (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                          (1) This paragraph does not limit the effect of
                  paragraph (b) of this Section 7.01.

                          (2) The Trustee shall not be liable for any error of
                  judgment made in good faith, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                          (3) The Trustee shall not be liable with respect to
                  any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to the terms hereof.

                          (4) No provision of this Indenture shall require the
                  Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its rights, powers or duties if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity satisfactory to it against such risk or liability is not reasonably assured to it.

                  (d) Whether or not therein expressly so provided, paragraphs
(a), (b), (c) and (e) of this Section 7.01 shall govern every provision of this Indenture that in any way relates to the Trustee.

                  (e) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it in its sole discretion against any loss, liability, expense or fee.

                  (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company or any Guarantor. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by the law.

SECTION 7.02.              Rights of Trustee.
                           ------------------

                  Subject to Section 7.01 hereof:

                 (1) The Trustee may rely on any document reasonably believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

                 (2) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, or both, which shall conform to the provisions of Section 12.05 hereof. The Trustee shall be protected and shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.

                 (3) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed by it with due care.

                 (4) The Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers; PROVIDED that the Trustee's conduct does not constitute gross negligence or bad faith.

                 (5) The Trustee may consult with counsel of its selection, and the advice or opinion of such counsel as to matters of law shall be full and complete authorization and protection from liability in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

SECTION 7.03.              Individual Rights of Trustee.
                           -----------------------------

                  The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may make loans to, accept deposits from, perform services for or otherwise deal with the either of the Company or any Guarantor, or any Affiliates thereof, with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. The Trustee, however, shall be subject to Sections 7.10 and 7.11 hereof.

SECTION 7.04.              Trustee's Disclaimer.
                           ---------------------

                  The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes or any Guarantee, it shall not be accountable for the Company's or any Guarantor's use of the proceeds from the sale of Notes or any money paid to the Company or any Guarantor pursuant to the terms of this Indenture and it shall not be responsible for any statement in the Notes, Guarantee or this Indenture other than its certificate of authentication.

SECTION 7.05.              Notice of Defaults.
                           -------------------

                  If a Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Noteholder notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of the principal of, or premium, if any, or interest on any Note or a default in the observance or performance of any of the obligations of the Company under Article Five, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the best interest of the Noteholders.

SECTION 7.06.              Reports by Trustee to Holders.
                           ------------------------------

                  If required by TIA Section 313(a), within 60 days after January 1 of any year, commencing January 1, 2000 the Trustee shall mail to each Noteholder a brief report dated as of such January 1 that complies with TIA
Section 313(a). The Trustee also shall comply with TIA Section 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA Section 313(c) and TIA Section 313(d).

                  Reports pursuant to this Section 7.06 shall be transmitted by mail:

                 (1) to all Holders of Notes, as the names and addresses of such Holders appear on the Registrar's books; and

                 (2) to such Holders of Notes as have, within the two years preceding such transmission, filed their names and addresses with the Trustee for that purpose.

                  A copy of each report at the time of its mailing to Noteholders shall be filed with the Commission and each stock exchange on which the Notes are listed. The Company shall promptly notify the Trustee when the Notes are listed on any stock exchange.

SECTION 7.07.              Compensation and Indemnity.
                           ---------------------------

                  The Company and the Guarantors shall pay to the Trustee and Agents from time to time reasonable compensation for its services hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust). The Company and the Guarantors shall reimburse the Trustee and Agents upon request for all reasonable disbursements, expenses and advances incurred or made by it in connection with its duties under this Indenture, including the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

                  The Company and the Guarantors shall indemnify each of the Trustee and any predecessor Trustee for, and hold each of them harmless against, any and all loss, damage, claim, liability or expense, including without limitation taxes (other than taxes based on the income of the Trustee or such Agent) and reasonable attorneys' fees and expenses incurred by each of them in connection with the acceptance or performance of its duties under this Indenture including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder (including, without limitation, settlement costs). The Trustee or Agent shall notify the Company and the Guarantors in writing promptly of any claim asserted against the Trustee or Agent for which it may seek indemnity. However, the failure by the Trustee or Agent to so notify the Company and the Guarantors shall not relieve the Company and Guarantors of their obligations hereunder except to the extent the Company and the Guarantors are prejudiced thereby.

                  Notwithstanding the foregoing, the Company and the Guarantors need not reimburse the Trustee for any expense or indemnify it against any loss or liability incurred by the Trustee through its negligence or bad faith. To secure the payment obligations of the Company and the Guarantors in this Section 7.07, the Trustee shall have a lien prior to the Notes on all money or property held or collected by the Trustee except such money or property held in trust to pay principal of and interest on particular Notes. The obligations of the Company and the Guarantors under this Section 7.07 to compensate and indemnify the Trustee, Agents and each predecessor Trustee and to pay or reimburse the Trustee, Agents and each predecessor Trustee for expenses, disbursements and advances shall be joint and several liabilities of the Company and each of the Guarantors and shall survive the resignation or removal of the Trustee and the satisfaction, discharge or other termination of this Indenture, including any termination or rejection hereof under any Bankruptcy Law.

                  When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(7) or (8) hereof occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

                  For purposes of this Section 7.07, the term "Trustee" shall include any trustee appointed pursuant to this Article Seven.

SECTION 7.08.              Replacement of Trustee.
                           -----------------------

                  The Trustee may resign by so notifying the Company and the Guarantors in writing. The Holders of a majority in principal amount of the outstanding Notes may remove the Trustee by notifying the Company and the removed Trustee in writing and may appoint a successor Trustee with the Company's written consent, which consent shall not be unreasonably withheld. The Company may remove the Trustee at its election if:

                 (1)     the Trustee fails to comply with Section 7.10 hereof;

                 (2)     the Trustee is adjudged a bankrupt or an insolvent;

                 (3) a receiver or other public officer takes charge of the Trustee or its property; or

                 (4) the Trustee otherwise becomes incapable of acting.

                  If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee.

                  If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in principal amount of the outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  If the Trustee fails to comply with Section 7.10 hereof, any Noteholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately following such delivery, the retiring Trustee shall, subject to its rights under Section
7.07 hereof, transfer all property held by it as Trustee to the successor Trustee, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Noteholder. Notwithstanding replacement of the Trustee pursuant to this Section 7.08, the Company obligations under Section
7.07 hereof shall continue for the benefit of the retiring Trustee.

SECTION 7.09.              Successor Trustee by Consolidation, Merger, etc.
                           ------------------------------------------------

                  If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust assets to, another corporation, subject to Section 7.10 hereof, the successor corporation without any further act shall be the successor Trustee; PROVIDED such entity shall be otherwise qualified and eligible under this Article Seven.

SECTION 7.10.              Eligibility; Disqualification.
                           ------------------------------

                  This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1) and (2) in every respect. The Trustee (together with its corporate parent) shall have a combined capital and surplus of at least $100,000,000 as set forth in the most recent applicable published annual report of condition. The Trustee shall comply with TIA Section 310(b), including the provision in Section 310(b)(1).

SECTION 7.11.              Preferential Collection of Claims Against Company.
                           --------------------------------------------------

                  The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311 (b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

SECTION 7.12.              Paying Agents.
                           --------------

                  The Company shall cause each Paying Agent other than the Trustee to execute and deliver to it and the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 7.12:

                  (A) that it will hold all sums held by it as agent for the payment of principal of, or premium, if any, or interest on, the Notes (whether such sums have been paid to it by the Company or by any obligor on the Notes) in trust for the benefit of Holders of the Notes or the Trustee;

                  (B) that it will at any time during the continuance of any Event of Default, upon written request from the Trustee, deliver to the Trustee all sums so held in trust by it together with a full accounting thereof; and

                  (C) that it will give the Trustee written notice within three
         (3) Business Days of any failure of the Company (or by any obligor on the Notes) in the payment of any installment of the principal of, premium, if any, or interest on, the Notes when the same shall be due and payable.


                                  ARTICLE EIGHT

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS


SECTION 8.01.              Without Consent of Holders.
                           ---------------------------

                  The Company and the Guarantors, when authorized by a Board Resolution of each of them, and the Trustee may amend, waive or supplement this Indenture or the Notes without notice to or consent of any Noteholder:

                 (1)     to comply with Section 5.01 hereof;

                 (2) to provide for uncertificated Notes in addition to or in place of certificated Notes;

                 (3) to comply with any requirements of the Commission under the TIA;

                 (4) to cure any ambiguity, defect or inconsistency;

                 (5) to make any other change that, in the opinion of the Trustee, does not materially and adversely affect the rights of any Noteholders hereunder;

                 (6) to add a Guarantor; or

                 (7) to provide for the issuance of the Exchange Notes or the Private Exchange Notes in accordance with Section 2.01 in a manner that does not materially and adversely affect the rights of any Noteholder.

                  The Trustee is hereby authorized to join with the Company and the Guarantors in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture which adversely affects its own rights, duties or immunities under this Indenture.

SECTION 8.02.              With Consent of Holders.
                           ------------------------

                  The Company and the Guarantors (each when authorized by a Board Resolution) may direct the Trustee to modify or supplement this Indenture or the Notes with the written consent of the Majority Holders. The Majority Holders may waive compliance in a particular instance by the Company or Guarantors with any provision of this Indenture or the Notes. Subject to Section 8.04, without the consent of each Noteholder affected, however, an amendment, supplement or waiver, including a waiver pursuant to Section 6.04, may not:

                 (1) reduce the amount of Notes whose holders must consent to an amendment, supplement or waiver to this Indenture;

                 (2) reduce the rate of or change the time for payment of interest, including defaulted interest, on any Note;

                 (3) reduce the principal of or premium on or change the stated maturity of any Note or change the date on which any Notes may be subject to redemption or repurchase or reduce the redemption or repurchase price therefor;

                 (4) make any Note payable in money other than that stated in the Note or change the place of payment from New York, New York;

                 (5) waive a default on the payment of the principal of, interest on, or redemption payment with respect to any Note;

                 (6) make any change in provisions of this Indenture protecting the right of each Holder of Notes to receive payment of principal of and interest on such Note on or after the due date thereof or to bring suit to enforce such payment, or permitting the Majority Holders to waive Defaults;

                 (7) amend, change or modify in any material respect the obligation of the Company to make and consummate a Change of Control Offer in the event of a Change of Control or modify any of the provisions or definitions with respect thereto;

                 (8) modify or change any provision of this Indenture or the related definitions affecting the subordination or the ranking of the Notes or any Guarantee in a manner which adversely affects the Holders of Notes; or

                 (9) release any Guarantor from any of its obligations under its Guarantee or this Indenture otherwise than in accordance with the terms of this Indenture.

                  After an amendment, supplement or waiver under this Section
8.02 becomes effective, the Company shall mail to the Holders a notice briefly describing the amendment, supplement or waiver.

                  Upon the written request of the Company, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and upon the receipt by the Trustee of evidence reasonably satisfactory to the Trustee of the consent of the Noteholders as aforesaid and upon receipt by the Trustee of the documents described in Section 8.06 hereof, the Trustee shall join with the Company and the Guarantors in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture, in which case the Trustee may, but shall not be obligated to, enter into such supplemental indenture.

                  It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

SECTION 8.03.              Compliance with Trust Indenture Act.
                           ------------------------------------

                  Every amendment or supplement to this Indenture or the Notes shall comply with the TIA as then in effect.

SECTION 8.04.              Revocation and Effect of Consents.
                           ----------------------------------

                  Until an amendment, supplement, waiver or other action becomes effective, a consent to it by a Holder of a Note is a continuing consent conclusive and binding upon such Holder and every subsequent Holder of the same Note or portion thereof, and of any Note issued upon the transfer thereof or in exchange therefor or in place thereof, even if notation of the consent is not made on any such Note. Any such Holder or subsequent Holder, however, may revoke the consent as to his Note or portion of a Note, if the Trustee receives the written notice of revocation before the date the amendment, supplement, waiver or other action becomes effective.

                  The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement, or waiver. If a record date is fixed, then, notwithstanding the preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only such Persons, shall be entitled to consent to such amendment, supplement, or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date unless the consent of the requisite number of Holders has been obtained.

                  After an amendment, supplement, waiver or other action becomes effective, it shall bind every Noteholder, unless it makes a change described in any of clauses (1) through (9) of Section 8.02 hereof. In that case the amendment, supplement, waiver or other action shall bind each Holder of a Note who has consented to it and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note.

SECTION 8.05.              Notation on or Exchange of Notes.
                           ---------------------------------

                  If an amendment, supplement, or waiver changes the terms of a Note, the Trustee (in accordance with the specific written direction of the Company) shall request the Holder of the Note (in accordance with the specific written direction of the Company) to deliver it to the Trustee. In such case, the Trustee shall place an appropriate notation on the Note about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Note shall issue, the Guarantors shall endorse, and the Trustee shall authenticate a new Note that reflects the changed terms.

Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment, supplement or waiver.

SECTION 8.06.              Trustee To Sign Amendments, etc.
                           --------------------------------

                  The Trustee shall sign any amendment, supplement or waiver authorized pursuant to this Article Eight if the amendment, supplement or waiver does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing or refusing to sign such amendment, supplement or waiver the Trustee shall be entitled to receive and, subject to Section 7.01 hereof, shall be fully protected in relying upon an Officers' Certificate and an Opinion of Counsel stating, in addition to the matters required by Section 12.04, that such amendment, supplement or waiver is authorized or permitted by this Indenture and is a legal, valid and binding obligation of the Company and Guarantors, enforceable against the Company and Guarantors in accordance with its terms (subject to customary exceptions).


                                  ARTICLE NINE

                       DISCHARGE OF INDENTURE; DEFEASANCE


SECTION 9.01.              Discharge of Indenture.
                           -----------------------

                  The Company and the Guarantors may terminate their obligations under the Notes, the Guarantees and this Indenture, except the obligations referred to in the last paragraph of this Section 9.01, if there shall have been cancelled by the Trustee or delivered to the Trustee for cancellation all Notes theretofore authenticated and delivered (other than any Notes that are asserted to have been destroyed, lost or stolen and that shall have been replaced as provided in Section 2.08 hereof) and the Company has paid all sums payable by them hereunder or deposited all required sums with the Trustee.

                  After such delivery, the Trustee upon Company Request shall acknowledge in writing the discharge of the Company's and the Guarantors' obligations under the Notes, the Guarantees and this Indenture except for those surviving obligations specified below.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company in Sections 7.07, 9.05 and 9.06 hereof shall survive.

SECTION 9.02.              Legal Defeasance.
                           -----------------

                  The Company may at its option, by Board Resolution of the Board of Directors of the Company, be discharged from its obligations with respect to the Notes and the Guarantors discharged from their obligations under the Guarantees on the date the conditions set forth in Section 9.04 below are satisfied (hereinafter, "LEGAL DEFEASANCE"). For this purpose, such Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Notes and to have satisfied all its other obligations under such Notes and this Indenture insofar as such Notes are concerned (and the Trustee, at the expense of the Company, shall, subject to Section 9.06 hereof, execute instruments in form and substance reasonably satisfactory to the Trustee and Company acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of outstanding Notes to receive solely from the trust funds described in Section 9.04 hereof and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest on such Notes when such payments are due, (B) the Company's obligations with respect to such Notes under Sections 2.03, 2.04, 2.05, 2.06, 2.07, 2.08, 2.11, 4.19 and 4.21 hereof, (C) the rights, powers, trusts, duties, and immunities of the Trustee hereunder (including claims of, or payments to, the Trustee under or pursuant to Section 7.07 hereof) and (D) this Article Nine. Subject to compliance with this Article Nine, the Company may exercise its option under this Section 9.02 with respect to the Notes notwithstanding the prior exercise of its option under Section 9.03 below with respect to the Notes.

SECTION 9.03.              Covenant Defeasance.
                           --------------------

                  At the option of the Company, pursuant to a Board Resolution of the Board of Directors of the Company, (x) the Company and the Guarantors shall be released from their respective obligations under Sections 4.02 (except for obligations mandated by the TIA), 4.05 through 4.18, 4.20 and 4.22 through 4.23, inclusive, and clause (a)(iii) of Section 5.01 hereof and (y) Section 6.01
(5) and (6) shall no longer apply with respect to the outstanding Notes on and after the date the conditions set forth in Section 9.04 hereof are satisfied (hereinafter, "COVENANT DEFEASANCE"). For this purpose, such Covenant Defeasance means that the Company and the Guarantors may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section or portion thereof, whether directly or indirectly by reason of any reference elsewhere herein to any such specified Section or portion thereof or by reason of any reference in any such specified Section or portion thereof to any other provision herein or in any other document, but the remainder of this Indenture and the Notes shall be unaffected thereby.

SECTION 9.04.              Conditions to Defeasance or Covenant Defeasance.
                           ------------------------------------------------

                  The following shall be the conditions to application of
Section 9.02 or Section 9.03 hereof to the outstanding Notes:

                 (1) the Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 7.10 hereof who shall agree to comply with the provisions of this Article Nine applicable to it) as funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Notes, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of, premium, if any, and accrued interest on the outstanding Notes at the maturity date of such principal, premium, if any, or interest, or on dates for payment and redemption of such principal, premium, if any, and interest selected in accordance with the terms of this Indenture and of the Notes;

                 (2) no Event of Default or Default with respect to the Notes shall have occurred and be continuing on the date of such deposit or, insofar as Events of Default under Section 6.01(7) or (8) are concerned, at any time during the period ending on the 91st day after the date of such deposit or, if longer, ending on the day following the expiration of the longest preference period under any Bankruptcy Law applicable to the Company in respect of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

                 (3) such Legal Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest for purposes of the TIA with respect to any securities of the Company;

                 (4) such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute default under this Indenture, the Senior Credit Facility or any other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound;

                 (5) the Company shall have delivered to the Trustee an Opinion of Counsel stating that, as a result of such Legal Defeasance or Covenant Defeasance, neither the trust nor the Trustee will be required to register as an investment company under the Investment Company Act of 1940, as amended;

                 (6) in the case of an election under Section 9.02 above, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling to the effect that or (ii) there has been a change in any applicable Federal income tax law with the effect that, and such opinion shall confirm that, the Holders of the outstanding Notes or Persons in their positions will not recognize income, gain or loss for United States Federal income tax purposes solely as a result of such Legal Defeasance and will be subject to United States Federal income tax on the same amounts, in the same manner, including as a result of prepayment, and at the same times as would have been the case if such Legal Defeasance had not occurred;

                 (7) in the case of an election under Section 9.03 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the outstanding Notes will not recognize income, gain or loss for United States Federal income tax purposes as a result of such Covenant Defeasance and will be subject to United States Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

                 (8) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the Legal Defeasance under Section 9.02 above or the Covenant Defeasance under
         Section 9.03 hereof (as the case may be) have been complied with;

                 (9) the Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit under clause (1) was not made by the Company with the intent of preferring the Holders of the Notes over any other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding any creditors of the Company or others;

                (10) the Company shall have delivered to the Trustee on Opinion of Counsel to the effect that (i) the trust funds will not be subject to the rights of the holders of Senior Indebtedness, including, without limitation, those arising under this Indenture and (ii) after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable Bankruptcy Law; and

                (11) the Company shall have paid or duly provided for payment under terms mutually satisfactory to the Company and the Trustee all amounts then due to the Trustee pursuant to Section 7.07 hereof.

SECTION 9.05.              Deposited Money and U.S. Government Obligations
                           To Be Held in Trust; Other Miscellaneous Provisions.
                           ----------------------------------------------------

                  All money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 9.04 hereof in respect of the outstanding Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent, to the Holders of such Notes, of all sums due and to become due thereon in respect of principal, premium, if any, and accrued interest, but such money need not be segregated from other funds except to the extent required by law.

                  The Company and the Guarantors shall (on a joint and several basis) pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 9.04 hereof or the principal, premium, if any, and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Notes.

                  Anything in this Article Nine to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon a Company Request any money or U.S. Government Obligations held by it as provided in
Section 9.04 hereof which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

SECTION 9.06.              Reinstatement.
                           --------------

                  If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section 9.01, 9.02 or 9.03 hereof by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's and each Guarantor's obligations under this Indenture, the Notes and the Guarantees shall be revived and reinstated as though no deposit had occurred pursuant to this Article Nine until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 9.01 hereof; PROVIDED that if the Company or the Guarantors have made any payment of principal of, premium, if any, or accrued interest on any Notes because of the reinstatement of their obligations, the Company or the Guarantors, as the case may be, shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

SECTION 9.07.              Moneys Held by Paying Agent.
                           ----------------------------

                  In connection with the satisfaction and discharge of this Indenture, all moneys then held by any Paying Agent under the provisions of this Indenture shall, upon written demand of the Company, be paid to the Trustee, or if sufficient moneys have been deposited pursuant to Section 9.04 hereof, to the Company upon an Company Request (or, if such moneys had been deposited by the Guarantors, to such Guarantors), and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

SECTION 9.08.              Moneys Held by Trustee.
                           -----------------------

                  Any moneys deposited with the Trustee or any Paying Agent or then held by the Company or the Guarantors in trust for the payment of the principal of, or premium, if any, or interest on any Note that are not applied but remain unclaimed by the Holder of such Note for two years after the date upon which the principal of, or premium, if any, or interest on such Note shall have respectively become due and payable shall be repaid to the Company (or, if appropriate, the Guarantors) upon a Company Request, or if such moneys are then held by the Company or the Guarantors in trust, such moneys shall be released from such trust; and the Holder of such Note entitled to receive such payment shall thereafter, as an unsecured general creditor, look only to the Company and the Guarantors for the payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease; PROVIDED, that the Trustee or any such Paying Agent, before being required to make any such repayment, may, at the expense of the Company and the Guarantors, either mail to each Noteholder affected, at the address shown in the register of the Notes maintained by the Registrar pursuant to Section 2.03 hereof, or cause to be published once a week for two successive weeks, in a newspaper published in the English language, customarily published each Business Day and of general circulation in the City of New York, New York, a notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing or publication, any unclaimed balance of such moneys then remaining will be repaid to the Company. After payment to the Company or the Guarantors or the release of any money held in trust by the Company or any Guarantors, as the case may be, Noteholders entitled to the money must look only to the Company and the Guarantors for payment as general creditors unless applicable abandoned property law designates another Person.

                                   ARTICLE TEN

                               GUARANTEE OF NOTES


SECTION 10.01.             Guarantee.
                           ----------

                  Subject to the provisions of this Article Ten, each Guarantor, by execution of this Indenture, jointly and severally, unconditionally guarantees to each Holder (i) the due and punctual payment of the principal of and interest on each Note, when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of and interest on the Notes, to the extent lawful, and the due and punctual payment of all other Obligations and due and punctual performance of all obligations of the Company to the Holders or the Trustee all in accordance with the terms of such Note, this Indenture and the Registration Rights Agreement, and (ii) in the case of any extension of time of payment or renewal of any Notes or any of such other Obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, at stated maturity, by acceleration or otherwise. Each Guarantor, by execution of this Indenture, agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any such Note or this Indenture, any failure to enforce the provisions of any such Note, this Indenture or the Registration Rights Agreement, any waiver, modification or indulgence granted to the Company with respect thereto by the Holder of such Note, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or such Guarantor.

                  Each Guarantor hereby waives diligence, presentment, demand for payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to any such Note or the Indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged as to any such Note except by payment in full of the principal thereof and interest thereon. Each Guarantor hereby agrees that, as between such Guarantor, on the one hand, and the Holders and the Trustee, on the other hand,
(i) the maturity of the Obligations guaranteed hereby may be accelerated as provided in Article Six hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed hereby, and (ii) in the event of any declaration of acceleration of such Obligations as provided in Article Six hereof, such Obligations (whether or not due and payable) shall forthwith become due and payable by each Guarantor for the purpose of this Guarantee.

SECTION 10.02.             Execution and Delivery of Guarantee.
                           ------------------------------------

                  To further evidence the Guarantee set forth in Section 10.01, each Guarantor hereby agrees that a notation of such Guarantee, substantially in the form included in EXHIBIT G hereto, shall be endorsed on each Note authenticated and delivered by the Trustee and such Guarantee shall be executed by either manual or facsimile signature of an Officer or an Officer of a general partner, as the case may be, of each Guarantor. The validity and enforceability of any Guarantee shall not be affected by the fact that it is not affixed to any particular Note.

                  Each of the Guarantors hereby agrees that its Guarantee set forth in Section 10.01 shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Guarantee.

                  If an officer of a Guarantor whose signature is on this Indenture or a Guarantee no longer holds that office at the time the Trustee authenticates the Note on which such Guarantee is endorsed or at any time thereafter, such Guarantor's Guarantee of such Note shall be valid nevertheless.

                  The delivery of any Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of any Guarantee set forth in this Indenture on behalf of the Guarantor.

SECTION 10.03.             Limitation of Guarantee.
                           ------------------------

                  The obligations of each Guarantor are limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor (including, without limitation, any Guarantor Senior Indebtedness) and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to its contribution obligations under this Indenture, result in the obligations of such Guarantor under its Guarantee not constituting a fraudulent conveyance or fraudulent transfer under federal or state law. Each Guarantor that makes a payment or distribution under a Guarantee shall be entitled to a contribution from each other Guarantor in a pro rata amount based on the Adjusted Net Assets of each Guarantor.

SECTION 10.04.             Release of Guarantor.
                           ---------------------

                  A Guarantor shall be released from all of its obligations under its Guarantee if:

                 (i) all of the assets or Equity Interests of such Guarantor have been sold or otherwise disposed of in a transaction in compliance with the terms of this Indenture (including Sections 4.09, 4.20 and 5.01);

                (ii) the Guarantor merges with or into or consolidates with, or transfers all or substantially all of its assets to, the Company or another Guarantor in a transaction in compliance with the terms of this Indenture (including Section 5.01); or

               (iii) the Guarantor is designated an Unrestricted Subsidiary in compliance with the terms of this Indenture (including Section 4.08);

and in each such case, the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to such transactions have been complied with and that such release is authorized and permitted hereunder.

                  The Trustee shall execute any documents reasonably requested by the Company or a Guarantor in order to evidence the release of such Guarantor from its obligations under its Guarantee endorsed on the Notes and under this Article Ten.

SECTION 10.05.             Waiver of Subrogation.
                           ----------------------

                  Each Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Company that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under its Guarantee and this Indenture, including, without limitation, any right of subrogation, reimbursement, exoneration, indemnification, and any right to participate in any claim or remedy of any Holder of Notes against the Company, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or Note on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Notes shall not have been paid in full, such amount shall have been deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Holders of the Notes, and shall forthwith be paid to the Trustee for the benefit of such Holders to be credited and applied upon the Notes, whether matured or unmatured, in accordance with the terms of this Indenture. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waiver set forth in this Section 10.05 is knowingly made in contemplation of such benefits.

SECTION 10.06. Guarantee Obligations Subordinated to Guarantor Senior Indebtedness.
                          -----------------------------------------------------

                  Each Guarantor covenants and agrees, and each Holder of Notes, by its acceptance thereof, likewise covenants and agrees, that to the extent and in the manner hereinafter set forth in this Article Ten, the Indebtedness represented by the Guarantee and the payment of the principal of, premium, if any, and interest on the Notes pursuant to the Guarantee by such Guarantor are hereby expressly made subordinate and subject in right of payment as provided in this Article Ten to the prior indefeasible payment and satisfaction in full in cash of all existing and future Guarantor Senior Indebtedness of such Guarantor.

                  This Section 10.06 and the following Sections 10.07 through
10.15 shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of or continue to hold Guarantor Senior Indebtedness of any Guarantor; and such provisions are made for the benefit of the holders of Guarantor Senior Indebtedness of each Guarantor; and such holders are made obligees hereunder and they or each of them may enforce such provisions.

SECTION 10.07.             Payment Over of Proceeds upon Dissolution, etc.,
                           of a Guarantor.
                           -------------------------------------------------

                  In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, arrangement, reorganization or other similar case or proceeding in connection therewith, relative to any Guarantor or to its creditors, as such, or to its assets, whether voluntary or involuntary, or (b) any liquidation, dissolution or other winding-up of any Guarantor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (c) any general assignment for the benefit of creditors or any other marshalling of assets or liabilities of any Guarantor, then and in any such event (all and each of the foregoing, a "GUARANTOR BANKRUPTCY PROCEEDING"): (1) the holders of all Guarantor Senior Indebtedness of such Guarantor shall be entitled to receive payment in full in cash of all amounts due on or in respect of all such Guarantor Senior Indebtedness, before the Holders of the Notes are entitled to receive or retain, pursuant to the Guarantee of such Guarantor, any payment or distribution of any kind or character by such Guarantor on account of any of its Obligations on its Guarantee; (2) any payment or distribution of assets of such Guarantor of any kind or character, whether in cash, property or securities, by set-off or otherwise, to which the Holders would be entitled but for the subordination provisions of this Article Ten shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Guarantor Senior Indebtedness of such Guarantor or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Guarantor Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of such Guarantor Senior Indebtedness held or represented by each, to the extent necessary to make payment in full in cash of all such Guarantor Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Guarantor Senior Indebtedness.

                  In the event that, notwithstanding the foregoing provisions of this Section 10.07, the Trustee or the Holder of any Note shall have received any payment or distribution of assets of such Guarantor of any kind or character, whether in cash, property or securities, including, without limitation, by way of set-off or otherwise, in respect of any of its Obligations on its Guarantee before all Guarantor Senior Indebtedness of such Guarantor is paid in full in cash, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of such Guarantor for application to the payment of all such Guarantor Senior Indebtedness remaining unpaid, to the extent necessary to pay all of such Guarantor Senior Indebtedness in full in cash, after giving effect to any concurrent payment or distribution to or for the holders of such Guarantor Senior Indebtedness.

                  The consolidation of a Guarantor with, or the merger of a Guarantor with or into, another Person or the liquidation or dissolution of a Guarantor following the conveyance, transfer or lease of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article Five hereof shall not be deemed a dissolution, winding-up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of such Guarantor for the purposes of this Article Ten if the Person formed by such consolidation or the surviving entity of such merger or the Person which acquires by conveyance, transfer or lease such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance, transfer or lease, comply with the conditions set forth in such Article Five hereof.

SECTION 10.08. Suspension of Guarantee Obligations When Guarantor Senior Indebtedness in Default.
                           -----------------------------------------------------

                  (a) Unless Section 10.07 hereof shall be applicable, after the occurrence of a Payment Default with respect to any Designated Senior Indebtedness which constitutes Guarantor Senior Indebtedness, no payment or distribution of any assets or securities of any kind or character (including, without limitation, cash, property and any payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of such Guarantor being subordinated to its Obligations on its Guarantee) may be made by or on behalf of such Guarantor or any Subsidiary of such Guarantor, including, without limitation, by way of set-off or otherwise, for or on account of its Obligations on its Guarantee, and neither the Trustee nor any holder or owner of any Notes shall take or receive from any Guarantor or any Subsidiary of such Guarantor, directly or indirectly in any manner, payment in respect of all or any portion of its Obligations on its Guarantee following the delivery by the representative of the holders of, for so long as there shall exist any Designated Senior Indebtedness under or in respect of the Senior Credit Facility, the holders of Designated Senior Indebtedness under or in respect of the Senior Credit Facility or, thereafter, the holders of Designated Senior Indebtedness which constitutes Guarantor Senior Indebtedness (in either such case, the "Guarantor Representative") to the Trustee on behalf of the Holders of written notice of (i) the occurrence of a Payment Default on Designated Senior Indebtedness or (ii) the occurrence of a Non-Payment Event of Default on such Designated Senior Indebtedness and (in the case of this clause
(ii)) the acceleration of the maturity of Designated Senior Indebtedness in accordance with its terms, and in any such event, such prohibition shall continue until such Payment Default is cured, waived in writing or ceases to exist or such acceleration has been rescinded or otherwise cured. At such time as the prohibition set forth in the preceding sentence shall no longer be in effect, subject to the provisions of the following paragraph (b), such Guarantor shall resume making any and all required payments in respect of its Obligations under its Guarantee.

                  (b) Unless Section 10.07 hereof shall be applicable, upon the occurrence of a Non-Payment Event of Default on Designated Senior Indebtedness which constitutes Guarantor Senior Indebtedness, no payment or distribution of any assets of such Guarantor of any kind or character (including, without limitation, cash, property and any payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of such Guarantor being subordinated to its Obligations on its Guarantee) shall be made by such Guarantor or any Subsidiary of any Guarantor, including, without limitation, by way of set-off or otherwise, for or on account of any of its Obligations on its Guarantee, and neither the Trustee nor any holder or owner of any Notes shall take or receive from any Guarantor or any Subsidiary of such Guarantor, directly or indirectly in any manner, payment in respect of all or any portion of its Obligations on its Guarantee for a period (a "GUARANTEE PAYMENT BLOCKAGE PERIOD") commencing on the date of receipt by the Trustee of written notice from the Guarantor Representative of such Non-Payment Event of Default, unless and until (subject to any blockage of payments that may then be in effect under the preceding paragraph (a)) the earliest to occur of the following events: (x) more than 179 days shall have elapsed since the date of receipt of such written notice by the Trustee, (y) such Non-Payment Event of Default shall have been cured or waived in writing or shall have ceased to exist or such Designated Senior Indebtedness shall have been discharged or paid in full or (z) such Guarantee Payment Blockage Period shall have been terminated by written notice to such Guarantor or the Trustee from the Guarantor Representative after which, in the case of clause (x), (y) or (z), such Guarantor shall resume making any and all required payments in respect of its Obligations on its Guarantee. Notwithstanding any other provisions of this Indenture, no Non-Payment Event of Default with respect to Designated Senior Indebtedness which existed or was continuing on the date of the commencement of any Guarantee Payment Blockage Period initiated by the Guarantor Representative shall be, or be made, the basis for the commencement of a second Guarantee Payment Blockage Period initiated by the Guarantor Representative, whether or not initiated within the Initial Guarantee Blockage Period, unless such first Guarantor Non-Payment Event of Default shall have been cured or waived for a period of not less than 90 consecutive days. In no event shall a Guarantee Payment Blockage Period extend beyond 179 days from the date of the receipt by the Trustee of the notice referred to in this Section 10.08(b) or, in the event of a Non-Payment Event of Default which formed the basis for a Payment Blockage Period under Section 11.03(b) hereof, 179 days from the date of the receipt by the Trustee of the notice referred to in Section 11.03(b) (the "INITIAL GUARANTEE BLOCKAGE PERIOD"). Any number of additional Guarantee Payment Blockage Periods may be commenced during the Initial Guarantee Blockage Period; PROVIDED, HOWEVER, that no such additional Guarantee Payment Blockage Period shall extend beyond the Initial Guarantee Blockage Period. After the expiration of the Initial Guarantee Blockage Period, no Guarantee Payment Blockage Period may be commenced under this Section 10.08(b) and no Payment Blockage Period may be commenced under Section 11.03(b) hereof until at least 180 consecutive days have elapsed from the last day of the Initial Guarantee Blockage Period.

                  (c) In the event that, notwithstanding the foregoing, the Holder of any Note shall have received any payment from a Guarantor prohibited by the foregoing provisions of this Section 10.08, then and in such event such payment shall be paid over and delivered forthwith to the Guarantor Representative initiating the Guarantee Payment Blockage Period, in trust for distribution to the holders of Guarantor Senior Indebtedness or, if no amounts are then due in respect of Guarantor Senior Indebtedness, promptly returned to the Guarantor, or as a court of competent jurisdiction shall direct.

SECTION 10.09.             Trustee's Relation to Guarantor Senior Indebtedness.
                           ----------------------------------------------------

                  The Trustee and any Paying Agent shall be entitled to all the rights set forth in this Article Ten with respect to any Guarantor Senior Indebtedness which may at any time be held by it in its individual or any other capacity to the same extent as any other holder of Guarantor Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee or any Paying Agent of any of its rights as such holder.

                  With respect to the holders of Guarantor Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Ten, and no implied covenants or obligations with respect to the holders of Guarantor Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Guarantor Senior Indebtedness and the Trustee shall not be liable to any holder of Guarantor Senior Indebtedness (other than for its willful misconduct or negligence) if it shall in good faith mistakenly pay over or deliver to the Holders of Notes, the Company or any other Person moneys or assets to which any holder of Guarantor Senior Indebtedness shall be entitled by virtue of this Article Ten or otherwise. Nothing in this Section
10.09 shall affect the obligation of any other such Person, the Company, or the Holders to hold such money or assets for the benefit of, and to pay such money or assets over to, the holders of the Guarantor Senior Indebtedness or their applicable representative or representatives.

SECTION 10.10.             Subrogation to Rights of Holders of Guarantor Senior
                           Indebtedness.
                           -----------------------------------------------------

                  Upon the payment in full of all amounts payable under or in respect of all Guarantor Senior Indebtedness of a Guarantor, the Holders shall be subrogated to the rights of the holders of such Guarantor Senior Indebtedness to receive payments and distributions of cash, property and securities of such Guarantor made on such Guarantor Senior Indebtedness until all amounts due to be paid under the Guarantee shall be paid in full. For the purposes of such subrogation, no payments or distributions to holders of Guarantor Senior Indebtedness of any cash, property or securities to which Holders of the Notes would be entitled except for the provisions of this Article Ten and no payments over pursuant to the provisions of this Article Ten to holders of Guarantor Senior Indebtedness by Holders of the Notes, shall, as among each Guarantor, its creditors other than holders of Guarantor Senior Indebtedness and the Holders of the Notes, be deemed to be a payment or distribution by such Guarantor to or on account of such Guarantor Senior Indebtedness.

                  If any payment or distribution to which the Holders would otherwise have been entitled but for the provisions of this Article Ten shall have been applied, pursuant to the provisions of this Article Ten, to the payment of all amounts payable under Guarantor Senior Indebtedness, then and in such case, the Holders shall be entitled to receive from the holders of such Guarantor Senior Indebtedness at the time outstanding any payments or distributions received by such holders of Guarantor Senior Indebtedness in excess of the amount sufficient to pay all amounts payable under or in respect of such Guarantor Senior Indebtedness in full in cash.

SECTION 10.11. Guarantee Subordination Provisions Solely To Define Relative Rights.
                           ----------------------------------------------------

                  The subordination provisions of this Article Ten are and are intended solely for the purpose of defining the relative rights of the Holders of the Notes on the one hand and the holders of Guarantor Senior Indebtedness on the other hand. Nothing contained in this Article Ten or elsewhere in this Indenture or in the Notes is intended to or shall (a) impair, as among each Guarantor, its creditors other than holders of its Guarantor Senior Indebtedness and the Holders of the Notes, the obligation of such Guarantor, which is absolute and unconditional, to make payments to the Holders in respect of its Obligations on its Guarantee in accordance with its terms; or (b) affect the relative rights against such Guarantor of the Holders of the Notes and creditors of such Guarantor other than the holders of the Guarantor Senior Indebtedness; or (c) prevent the Holder of any Note from exercising all remedies otherwise permitted by applicable law upon a Default or an Event of Default under this Indenture, subject to the rights, if any, under this Article Ten of the holders of Guarantor Senior Indebtedness (1) in any case, proceeding, dissolution, liquidation or other winding-up, assignment for the benefit of creditors or other marshaling of assets and liabilities of any Guarantor referred to in Section 10.07 hereof, to receive, pursuant to and in accordance with such Section, cash, property and securities otherwise payable or deliverable to such Holder, or (2) under the conditions specified in Section
10.08 hereof, to prevent any payment prohibited by such Section or enforce their rights pursuant to Section 10.08(c) hereof.

                  The failure by any Guarantor to make a payment in respect of its obligations on its Guarantee by reason of any provision of this Article Ten shall not be construed as preventing the occurrence of a Default or an Event of Default hereunder.

SECTION 10.12.             Trustee To Effectuate Subordination.
                           ------------------------------------

                  Each Holder of a Note by his acceptance thereof agrees to be bound by such provisions and authorizes and directs the Trustee, on his behalf, to take such action as may be necessary or appropriate to effectuate the subordination provisions in this Article Ten and appoints the Trustee his attorney-in-fact for any and all such purposes, including, in the event of any Guarantor Bankruptcy Proceeding or other dissolution, winding-up, liquidation or reorganization of a Guarantor whether in bankruptcy, insolvency, receivership proceedings, or otherwise, the prompt and timely filing of a claim for the unpaid balance of the indebtedness of such Guarantor owing to such Holder in the form required in such proceedings and the causing of such claim to be approved. If the Trustee does not file such a claim prior to 30 days before the expiration of the time to file such a claim, the holders of Guarantor Senior Indebtedness, or any Guarantor Representative, may, and hereby are authorized to, file such a claim on behalf of Holders of the applicable Notes.

SECTION 10.13.             Notice to Trustee.
                           ------------------

                  (a) The Company or any Guarantor shall give prompt written notice to the Trustee of any fact known to the Company or any such Guarantor which would prohibit the making of any payment to or by the Trustee at its Corporate Trust Office in respect of the Guarantees. Notwithstanding the provisions of this Article Ten or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Guarantees, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Guarantor Senior Indebtedness or from any trustee, fiduciary, representative, or agent therefor no later than one Business Day prior to such payment; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of this Section 10.13, and subject to the provisions of Sections 7.01 and 7.02 hereof, shall be entitled in all respects to assume that no such facts exist; PROVIDED, HOWEVER, that if the Trustee shall not have received the notice referred to in this Section 10.13 at least one Business Day prior to the date upon which by the terms hereof any such payment may become payable for any purpose under this Indenture (including, without limitation, the payment of the principal of, premium, if any, or interest on any Note), then, anything herein contained to the contrary notwithstanding but without limiting the rights and remedies of the holders of Guarantor Senior Indebtedness or any trustee, fiduciary, representative, or agent therefor as against the Holders of the Notes or any other Person, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it less than one Business Day prior to such date; nor shall the Trustee be charged with knowledge of the curing of any such applicable default in respect of Designated Senior Indebtedness or the elimination of the act or condition preventing any such payment unless and until the Trustee shall have received an Officers' Certificate to such effect (subject to the rights of the holders of the Designated Senior Indebtedness under Section 10.08 hereof).

                  (b) Subject to the provisions of Section 7.01 hereof, the Trustee shall be entitled to rely (to the extent reasonable and in good faith) on the delivery to it of a written notice to the Trustee and the Company or a Guarantor by a Person representing itself to be a holder of Guarantor Senior Indebtedness (or a trustee, fiduciary, representative, or agent therefor) for purposes of establishing that such notice actually has been given by a holder of Guarantor Senior Indebtedness (or a trustee, fiduciary, representative, or agent therefor); PROVIDED, HOWEVER, that failure to give such notice to the Company or a Guarantor shall not affect in any way the ability of the Trustee to rely on such notice. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Guarantor Senior Indebtedness to participate in any payment or distribution pursuant to this Article Ten, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Guarantor Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Ten, and if such evidence is not furnished, the Trustee, acting in good faith, may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 10.14. Rights of Trustee as a Holder of Guarantor Senior Indebtedness; Preservation of Trustee's Rights.
                           --------------------------------------------------

                  The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Ten with respect to any Guarantor Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Guarantor Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article Ten shall apply to claims of, or payments to, the Trustee for its compensation owing pursuant to and in accordance with, the first sentence of
Section 7.07 hereof.

SECTION 10.15.             Application of Certain Article Eleven Provisions.
                           -------------------------------------------------

                  The provisions of Sections 11.08, 11.10, 11.12 and 11.13 hereof shall apply, MUTATIS MUTANDIS, to each Guarantor and their respective holders of Guarantor Senior Indebtedness and the rights, duties and obligations set forth therein shall govern the rights, duties and obligations of each Guarantor, the holders of Guarantor Senior Indebtedness and the Holders with respect to the Guarantee and all references therein to Article Eleven hereof shall mean this Article Ten.


                                 ARTICLE ELEVEN

                             SUBORDINATION OF NOTES


SECTION 11.01.             Notes Subordinate to Senior Indebtedness.
                           -----------------------------------------

                  The Company covenants and agrees, and each Holder of Notes, by its acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article Eleven, the Indebtedness represented by the Notes and the payment of the principal of, premium, if any, and interest on the Notes are hereby expressly made subordinate and subject in right of payment as provided in this Article Eleven to the prior indefeasible payment and satisfaction in full in cash of all existing and future Senior Indebtedness.

                  This Article Eleven shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of or continue to hold Senior Indebtedness; and such provisions are made for the benefit of the holders of Senior Indebtedness; and such holders are made obligees hereunder and they or each of them may enforce such provisions.

SECTION 11.02.             Payment Over of Proceeds upon Dissolution, etc.
                           -----------------------------------------------

                  In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, arrangement, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, whether voluntary or involuntary or (b) any liquidation, dissolution or other winding-up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any general assignment for the benefit of creditors or any other marshalling of assets or liabilities of the Company, then and in any such event (all and each of the foregoing, a "COMPANY BANKRUPTCY PROCEEDING"): (1) the holders of Senior Indebtedness shall be entitled to receive payment and satisfaction in full in cash of all amounts due on or in respect of all Senior Indebtedness, before the Holders of the Notes are entitled to receive or retain any payment or distribution of any kind or character on account of principal of, premium, if any, or interest on the Notes; and (2) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, by set-off or otherwise, to which the Holders would be entitled but for the provisions of this Article Eleven shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any agreement under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full in cash of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Senior Indebtedness.

                  In the event that, notwithstanding the provisions of this
Section 11.02, the Trustee or the Holder of any Note shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including, without limitation, by way of set-off or otherwise, in respect of principal of, premium, if any, and interest on the Notes before all Senior Indebtedness is paid in full in cash, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full in cash, after giving effect to any concurrent payment or distribution, or provision therefor, to or for the holders of Senior Indebtedness.

                  The consolidation of the Company with, or the merger of the Company with or into, another Person or the liquidation or dissolution of the Company following the conveyance, transfer or lease of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article Five hereof shall not be deemed a dissolu-tion, winding-up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of the Company for the purposes of this Article Eleven if the Person formed by such consolidation or the surviving entity of such merger or the Person which acquires by conveyance, transfer or lease such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance, transfer or lease, comply with the conditions set forth in Article Five hereof.

SECTION 11.03.             Suspension of Payment When Senior Indebtedness
                           in Default.
                           -----------------------------------------------

                  (a) Unless Section 11.02 hereof shall be applicable, after the occurrence of a Payment Default, no payment or distribution of any assets or securities of any kind or character (including, without limitation, cash, property and any payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of the Company being subordinated to the payment of the Notes by the Company) may be made by or on behalf of the Company or any of its Subsidiaries, including, without limitation, by way of set-off or otherwise, for or on account of principal of, premium, if any, or interest on the Notes, or for or on account of the purchase, redemption, defeasance or other acquisition of the Notes (other than from a trust previously established pursuant to Section 9.04 hereof), and neither the Trustee nor any holder or owner of any Notes shall take or receive from the Company or any of its Subsidiaries, directly or indirectly in any manner, payment in respect of all or any portion of Notes following the delivery by the representative of, for so long as there shall exist any Designated Senior Indebtedness under or in respect of the Senior Credit Facility, the holders of Designated Senior Indebtedness under or in respect of the Senior Credit Facility or, thereafter, the holders of Designated Senior Indebtedness (in either such case, the "REPRESENTATIVE") to the Trustee of written notice of (i) the occurrence of a Payment Default on Designated Senior Indebtedness or (ii) the occurrence of a Non-Payment Event of Default on Designated Senior Indebtedness and (in the case of this clause (ii)) the acceleration of the maturity of Designated Senior Indebtedness in accordance with its terms, and in any such event, such prohibition shall continue until such Payment Default is cured, waived in writing or ceases to exist or such acceleration has been rescinded or otherwise cured. At such time as the prohibition set forth in the preceding sentence shall no longer be in effect, subject to the provisions of the following paragraph
(b), the Company shall resume making any and all required payments in respect of the Notes, including any missed payments.

                  (b) Unless Section 11.02 hereof shall be applicable, after the occurrence of a Non-Payment Event of Default on Designated Senior Indebtedness, no payment or distribution of any assets or securities of any kind or character (including, without limitation, cash, property and any payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of the Company being subordinated to the payment of the Notes by the Company) shall be made by or on behalf of the Company or any of its Sub-sidiaries, including, without limitation, by way of set-off or otherwise, for or on account of any principal of, premium, if any, or interest on the Notes or for or on account of the purchase, redemption, defeasance or other acquisition of Notes (other than from a trust previously established pursuant to Section
9.04 hereof), and neither the Trustee nor any holder or owner of any Notes shall take or receive from the Company or any of its Subsidiaries, directly or indirectly in any manner, payment in respect of all or any portion of the Notes, for a period (a "PAYMENT BLOCKAGE PERIOD") commencing on the date of receipt by the Trustee of written notice from the Representative of such Non-Payment Event of Default unless and until (subject to any blockage of payments that may then be in effect under the preceding paragraph (a)) the earliest to occur of the following events: (x) more than 179 days shall have elapsed since the date of receipt of such written notice by the Trustee, (y) such Non-Payment Event of Default shall have been cured or waived in writing or shall have ceased to exist or such Designated Senior Indebtedness shall have been discharged or paid in full or (z) such Payment Blockage Period shall have been terminated by written notice to the Company or the Trustee from the Representative, after which, in the case of clause (x), (y) or (z), the Company shall resume making any and all required payments in respect of the Notes, including any missed payments. Notwithstanding any other provisions of this Indenture, no Non-Payment Event of Default with respect to Designated Senior Indebtedness which existed or was continuing on the date of the commencement of any Payment Blockage Period initiated by the Representative shall be, or be made, the basis for the commencement of a second Payment Blockage Period initiated by the Representative, whether or not within the Initial Blockage Period unless such first Non-Payment Event of Default shall have been cured or waived for a period of not less than 90 consecutive days. In no event shall a Payment Blockage Period extend beyond 179 days from the date of the receipt by the Trustee of the notice referred to in this Section 11.03(b) (the "INITIAL BLOCKAGE PERIOD"). Any number of additional Payment Blockage Periods may be commenced during the Initial Blockage Period; PROVIDED, HOWEVER, that no such additional Payment Blockage Period shall extend beyond the Initial Blockage Period. After the expiration of the Initial Blockage Period, no Payment Blockage Period may be commenced under this Section 11.03(b) and no Guarantee Payment Blockage Period may be commenced under Section 10.08 hereof until at least 180 consecutive days have elapsed from the last day of the Initial Blockage Period.

                  (c) In the event that, notwithstanding the foregoing, the Holder of any Note shall have received any payment prohibited by the foregoing provisions of this Section 11.03, then and in such event such payment shall be paid over and delivered forthwith to the Representative initiating the Payment Blockage Period, in trust for distribution to the holders of Senior Indebtedness or, if no amounts are then due in respect of Senior Indebtedness, promptly returned to the Company, or otherwise as a court of competent jurisdiction shall direct.

SECTION 11.04.             Trustee's Relation to Senior Indebtedness.
                           ------------------------------------------

                  The Trustee and any Paying Agent shall be entitled to all the rights set forth in this Article Eleven with respect to any Senior Indebtedness which may at any time be held by it in its individual or any other capacity to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee or any Paying Agent of any of its rights as such holder.

                  With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Eleven, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and the Trustee shall not be liable to any holder of Senior Indebtedness (other than for its willful misconduct or negligence) if it shall in good faith mistakenly pay over or deliver to the Holders of Notes, the Company or any other Person moneys or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article or otherwise. Nothing in this Section 11.04 shall affect the obligation of any other such Person, the Company, or the Holders to hold such money or assets for the benefit of, and to pay such money or assets over to, the holders of the Senior Indebtedness or their applicable representative or representatives.

SECTION 11.05.             Subrogation to Rights of Holders of Senior
                           Indebtedness.
                           -------------------------------------------

                  Upon the payment in full of all Senior Indebtedness, the Holders of the Notes shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of, premium, if any and interest on the Notes shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the Holders of the Notes would be entitled except for the provisions of this Article Eleven, and no payments over pursuant to the provisions of this Article Eleven to the holders of Senior Indebtedness by Holders of the Notes shall, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Notes, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

                  If any payment or distribution to which the Holders would otherwise have been entitled but for the provisions of this Article Eleven shall have been applied, pursuant to the provisions of this Article Eleven, to the payment of all amounts payable under the Senior Indebtedness of the Company, then and in such case the Holders shall be entitled to receive from the holders of such Senior Indebtedness at the time outstanding any payments or distri-butions received by such holders of such Senior Indebtedness in excess of the amount sufficient to pay all amounts payable under or in respect of such Senior Indebtedness in full in cash.

SECTION 11.06.             Provisions Solely To Define Relative Rights.
                           --------------------------------------------

                  The provisions of this Article Eleven are and are intended solely for the purpose of defining the relative rights of the Holders of the Notes on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Notes is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Notes, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Notes the principal of, premium, if any, and interest on the Notes as and when the same shall become due and payable in accordance with their terms; or
(b) affect the relative rights against the Company of the Holders of the Notes and creditors of the Company other than the holders of Senior Indebtedness; or
(c) prevent the Trustee or the Holder of any Note from exercising all remedies otherwise permitted by applicable law upon a Default or an Event of Default under this Indenture, subject to the rights, if any, under this Article Eleven of the holders of Senior Indebtedness (1) in any case, proceeding, dissolution, liquidation or other winding-up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Company referred to in Section
11.02 hereof, to receive, pursuant to and in accordance with such Section, cash, property and securities otherwise payable or deliverable to the Trustee or such Holder, or (2) under the conditions specified in Section 11.03, to prevent any payment prohibited by such Section or enforce their rights pursuant to Section 11.03(c) hereof.

                  The failure to make a payment on account of principal of, premium, if any, or interest on the Notes by reason of any provision of this Article Eleven shall not be construed as preventing the occurrence of a Default or an Event of Default hereunder.

SECTION 11.07.             Trustee to Effectuate Subordination.
                           ------------------------------------

                  Each Holder of a Note by his acceptance thereof agrees to be bound by such provisions and authorizes and directs the Trustee, on his behalf, to take such action as may be necessary or appropriate to effectuate the subordination provisions in this Article Eleven and appoints the Trustee his attorney-in-fact for any and all such purposes, including, in the event of any Company Bankruptcy Proceeding or other dissolution, winding-up, liquidation or reorganization of the Company whether in bankruptcy, insolvency, receivership proceedings, or otherwise, the prompt and timely filing of a claim for the unpaid balance of the indebtedness of the Company owing to such Holder in the form required in such proceedings and the causing of such claim to be approved. If the Trustee does not file such a claim prior to 30 days before the expiration of the time to file such a claim, the holders of Senior Indebtedness, or any Representative, may, and hereby are authorized to, file such a claim on behalf of Holders of the applicable Notes.

SECTION 11.08.             No Waiver of Subordination Provisions
                           -------------------------------------

                  (a) No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

                  (b) Without limiting the generality of subsection (a) of this
Section 11.08, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Notes, without incurring responsibility to the Holders of the Notes and without impairing or releasing the subordination provisions in this Article Eleven or the obligations hereunder of the Holders of the Notes to the holders of Senior Indebtedness, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (3) release any Person liable in any manner for the collection or payment of Senior Indebtedness; and (4) exercise or refrain from exercising any rights against the Company and any other Person; PROVIDED, HOWEVER, that in no event shall any such actions limit the right of the Holders of the Notes to take any action to accelerate the maturity of the Notes pursuant to Article Six hereof or to pursue any rights or remedies hereunder or under applicable laws if the taking of such action does not otherwise violate the terms of this Indenture.

SECTION 11.09.             Notice to Trustee.
                           ------------------

                  (a) The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee at its Corporate Trust Office in respect of the Notes. Notwithstanding the provisions of this Article Eleven or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Notes, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee, fiduciary, representative, or agent therefor no later than one Business Day prior to such payment; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of this
Section 11.09, and subject to the provisions of Sections 7.01 and 7.02 hereof, shall be entitled in all respects to assume that no such facts exist; PROVIDED, HOWEVER, that if the Trustee shall not have received the notice referred to in this Section 11.09 at least one Business Day prior to the date upon which by the terms hereof any such payment may become payable for any purpose under this Indenture (including, without limitation, the payment of the principal of, premium, if any, or interest on any Note), then, anything herein contained to the contrary notwithstanding but without limiting the rights and remedies of the holders of Senior Indebtedness or any trustee, fiduciary, representative, or agent therefor as against the Holders of the Notes or any other Person, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it less than one Business Day prior to such date; nor shall the Trustee be charged with knowledge of the curing of any such applicable default in respect of Designated Senior Indebtedness or the elimination of the act or condition preventing any such payment unless and until the Trustee shall have received an Officers' Certificate to such effect (subject to the rights of the holders of the Senior Indebtedness under Section 11.03 hereof).

                  (b) Subject to the provisions of Section 7.01 hereof, the Trustee shall be entitled to rely (to the extent reasonable and in good faith) on the delivery to it of a written notice to the Trustee and the Company by a Person representing itself to be a holder of Senior Indebtedness (or a trustee, fiduciary, representative, or agent therefor) for purposes of establishing that such notice actually has been given by a holder of Senior Indebtedness (or a trustee, fiduciary, representative, or agent therefor); PROVIDED, HOWEVER, that failure to give such notice to the Company shall not affect in any way the ability of the Trustee to rely on such notice. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article Eleven, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Eleven, and if such evidence is not furnished, the Trustee, acting in good faith, may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 11.10.             Reliance on Judicial Order or Certificate of
                           Liquidating Agent
                           ---------------------------------------------

                  Upon any payment or distribution of assets of the Company referred to in the Article Eleven, the Trustee, subject to the provisions of
Section 7.01 hereof, and the Holders shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding-up or similar case or proceedings is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or the Holders, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Eleven.

SECTION 11.11.             Rights of Trustee as a Holder of Senior Indebtedness;
                           Preservation of Trustee's Rights.
                           -----------------------------------------------------

                  The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Eleven with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article Eleven shall apply to claims of, or payments to, the Trustee for its compensation owing pursuant to and in accordance with, the first sentence of Section 7.07 hereof.

SECTION 11.12.             Article Applicable to Paying Agents.
                           ------------------------------------

                  In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article Eleven shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article Eleven in addition to or in place of the Trustee.

SECTION 11.13.             No Suspension of Remedies.
                           --------------------------

                  Nothing contained in this Article Eleven shall limit the right of the Trustee or the Holders of Notes to take any action to accelerate the maturity of the Notes pursuant to Article Six hereof or to pursue any rights or remedies hereunder or under applicable law, subject to the rights, if any, under this Article Eleven of the holders, from time to time, of Senior Indebtedness.

                                 ARTICLE TWELVE

                                  MISCELLANEOUS


SECTION 12.01.             Trust Indenture Act Controls.
                           -----------------------------

                  If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control. If any provision of this Indenture modifies any TIA provision that may be so modified, such TIA provision shall be deemed to apply to this Indenture as so modified. If any provision of this Indenture excludes any TIA provision that may be so excluded, such TIA provision shall be excluded from this Indenture.

                  The provisions of TIA sections 310 through 317 that impose duties on any Person (including the provisions automatically deemed included unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

SECTION 12.02.             Notices.
                           --------

                  Except for notice or communications to Holders, any notice or communication shall be given in writing and delivered in person, sent by facsimile, delivered by commercial courier service or mailed by first-class mail, postage prepaid, addressed as follows:

                  If to the Company or any Guarantor:

                           OGLEBAY NORTON COMPANY
                           1100 Superior Avenue
                           Cleveland, OH  44114

                           Attention:  Chief Financial Officer

                           Fax Number:  (216) 861-2863

                  with, in the case of any notice furnished pursuant to Article Six, a copy to:

                           JONES, DAY, REAVIS & POGUE
                           North Point
                           901 Lakeside Avenue
                           Cleveland, OH  44114

                           Attention:  Charles W. Hardin, Jr., Esq.

                           Fax Number:  (216) 579-0212

                  If to the Trustee:

                           NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                           Norwest Center
                           Sixth and Marquette
                           Minneapolis, MN  55479-0069

                           Attention:  Corporate Trust Department

                           Fax Number:  (612) 667-2134

                  Such notices or communications shall be effective when received and shall be sufficiently given if so given within the time prescribed in this Indenture.

                  The Company, the Guarantors or the Trustee by written notice to the others may designate additional or different addresses for subsequent notices or communications.

                  Any notice or communication mailed to a Noteholder shall be mailed to him by first-class mail, postage prepaid, at his address shown on the register kept by the Registrar.

                  Failure to mail a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Noteholders. If a notice or communication to a Noteholder is mailed in the manner provided above, it shall be deemed duly given, whether or not the addressee receives it.

                  In case by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impossible to mail any notice as required by this Indenture, then such method of notification as shall be made with the approval of the Trustee shall constitute a sufficient mailing of such notice.

SECTION 12.03.             Communications by Holders with Other Holders.
                           ---------------------------------------------

                  Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or the Notes. The Company, the Guarantors, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

SECTION 12.04.             Certificate and Opinion as to Conditions Precedent.
                           ---------------------------------------------------

                  Upon any request or application by the Company or any Guarantor to the Trustee to take any action under this Indenture, the Company or such Guarantor shall furnish to the Trustee:

                 (1) an Officers' Certificate (which shall include the statements set forth in Section 12.05 below) stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                 (2) an Opinion of Counsel (which shall include the statements set forth in Section 12.05 below) stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

SECTION 12.05.             Statements Required in Certificate and Opinion.
                           -----------------------------------------------

                  Each certificate and opinion with respect to compliance by or on behalf of the Company or any Guarantor with a condition or covenant provided for in this Indenture shall include:

                 (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

                 (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                 (3) a statement that, in the opinion of such Person, it or he has made such examination or investigation as is necessary to enable it or him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                 (4) a statement as to whether or not, in the opinion of such Person, such covenant or condition has been complied with.

SECTION 12.06.             Rules by Trustee and Agents.
                           ----------------------------

                  The Trustee may make reasonable rules for action by or meetings of Noteholders. The Registrar and Paying Agent may make reasonable rules for their functions.

SECTION 12.07.             Business Days; Legal Holidays.
                           ------------------------------

                  A "Business Day" is a day that is not a Legal Holiday. A "Legal Holiday" is a Saturday, a Sunday or other day on which (i) commercial banks in the City of New York are authorized or required by law to close or (ii) the New York Stock Exchange is not open for trading. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

SECTION 12.08.             Governing Law.
                           --------------

                  THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

SECTION 12.09.             No Adverse Interpretation of Other Agreements.
                           ----------------------------------------------

                  This Indenture may not be used to interpret another indenture, loan, security or debt agreement of the Company or any Subsidiary thereof. No such indenture, loan, security or debt agreement may be used to interpret this Indenture.

SECTION 12.10.             No Recourse Against Others.

                  No recourse for the payment of the principal of or premium, if any, or interest, including Additional Interest, on any of the Notes, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company or any Guarantor in this Indenture or in any supplemental indenture, or in any of the Notes, or because of the creation of any Indebtedness represented thereby, shall be had against any stockholder, officer, director or employee, as such, past, present or future, of the Company or of any successor corporation or against the property or assets of any such stockholder, officer, employee or director, either directly or through the Company or any Guarantor, or any successor corporation thereof, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the Notes are solely obligations of the Company and the Guarantors, and that no such personal liability whatever shall attach to, or is or shall be incurred by, any stockholder, officer, employee or director of the Company or any Guarantor, or any successor corporation thereof, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or the Notes or implied therefrom, and that any and all such personal liability of, and any and all claims against every stockholder, officer, employee and director, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of the Notes. It is understood that this limitation on recourse is made expressly for the benefit of any such shareholder, employee, officer or director and may be enforced by any of them.

SECTION 12.11.             Successors.
                           -----------

                  All agreements of the Company and the Guarantors in this Indenture and the Notes shall bind their respective successors. All agreements of the Trustee, any additional trustee and any Paying Agents in this Indenture shall bind its successor.

SECTION 12.12.             Multiple Counterparts.
                           ----------------------

                  The parties may sign multiple counterparts of this Indenture. Each signed counterpart shall be deemed an original, but all of them together represent one and the same agreement.

SECTION 12.13.             Table of Contents, Headings, etc.
                           ---------------------------------

                  The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 12.14.             Separability.
                           -------------

                  Each provision of this Indenture shall be considered separable and if for any reason any provision which is not essential to the effectuation of the basic purpose of this Indenture or the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed all as of the date and year first written above.


                                   OGLEBAY NORTON COMPANY

                                   By: ________________________________________
                                          Name:
                                          Title:


                                   OGLEBAY NORTON HOLDING COMPANY
                                   ONCO INVESTMENT COMPANY
                                   COLORADO SILICA SAND, INC.
                                   OGLEBAY NORTON ENGINEERED
                                       MATERIALS, INC.
                                   OGLEBAY NORTON INDUSTRIAL
                                       MINERALS, INC.
                                   OGLEBAY NORTON INDUSTRIAL SANDS, INC.
                                   GLOBAL STONE PORT INLAND, INC.
                                   OGLEBAY NORTON TERMINALS, INC.
                                        d/b/a CLEVELAND BULK TERMINALS
                                   GLOBAL STONE CORPORATION
                                   GLOBAL STONE (U.S.A.) INC.
                                   GLOBAL STONE TENN LUTTRELL
                                       COMPANY
                                   GLOBAL STONE DETROIT LIME COMPANY
                                   GLOBAL STONE ST. CLAIR INC.
                                   GLOBAL STONE CHEMSTONE
                                       CORPORATION
                                   GLOBAL STONE PENROC INC.
                                   GLOBAL STONE FILLER PRODUCTS, INC.


                                   By: ________________________________________
                                          Name:
                                          Title:

                                    TEXAS MINING, L.P.


                                    By:  OGLEBAY NORTON INDUSTRIAL
                                             SANDS, INC.


                                    By: _______________________________________
                                           Name:
                                           Title:

                                          NORWEST BANK MINNESOTA,
                                               NATIONAL ASSOCIATION, as Trustee

                                          By: _________________________________
                                                 Name:
                                                 Title:

                                                                       EXHIBIT A


                                                                     CUSIP


                             OGLEBAY NORTON COMPANY

No.                                                               $



                      10% SENIOR SUBORDINATED NOTE DUE 2009


                  OGLEBAY NORTON COMPANY, a Delaware corporation (the "Company"), for value received, promises to pay to CEDE & CO. or registered assigns the principal sum of $ dollars on February 1, 2009.

                  Interest Payment Dates:  February 1 and August 1.

                  Record Dates:  January 15 and July 15.

                  Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.
                                      A-1

                  IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers.

                                  OGLEBAY NORTON COMPANY


                                  By:___________________________________
                                      Name:
                                      Title:


                                  By:___________________________________
                                      Name:
                                      Title:

Dated:  February 1, 1999

Certificate of Authentication


                  This is one of the 10% Senior Subordinated Notes due 2009 referred to in the within-mentioned Indenture.

                                  NORWEST BANK MINNESOTA,
                                      NATIONAL ASSOCIATION, as Trustee


                                  By:___________________________________

Dated:  February 1, 1999

                            [FORM OF REVERSE OF NOTE]

                             OGLEBAY NORTON COMPANY

                      10% SENIOR SUBORDINATED NOTE DUE 2009


                  1. INTEREST. OGLEBAY NORTON COMPANY, a Delaware corporation (the "Company"), promises to pay, until the principal hereof is paid or made available for payment, interest on the principal amount set forth on the face hereof at a rate of 10% per annum. Interest hereon will accrue from and including the most recent date to which interest has been paid or, if no interest has been paid, from and including February 1, 1999 to but excluding the date on which interest is paid. Interest shall be payable in arrears on each February 1 and August 1, commencing August 1, 1999. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal and on overdue interest (to the full extent permitted by law) at a rate of 10% per annum.

                  2. METHOD OF PAYMENT. The Company will pay interest hereon (except defaulted interest) to the Persons who are registered Holders at the close of business on January 15 or July 15 next preceding the interest payment date (whether or not a Business Day). Holders must surrender Notes to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Interest may be paid by check mailed to the Holder entitled thereto at the address indicated on the register maintained by the Registrar for the Notes.

                  3. PAYING AGENT AND REGISTRAR. Initially, Norwest Bank Minnesota, National Association (the "Trustee") will act as a Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice. Neither the Company nor any of its Affiliates may act as Paying Agent or Registrar.

                  4. INDENTURE. The Company issued the Notes under an Indenture dated as of February 1, 1999 (the "Indenture") among the Company, the Guarantors (as defined in the Indenture) and the Trustee. This is one of an issue of Notes of the Company issued, or to be issued, under the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code sections 77aaa-77bbbb), as amended from time to time. The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of them. Capitalized and certain other terms used herein and not otherwise defined have the meanings set forth in the Indenture. The Notes are obligations of the Company limited in aggregate principal amount to $100,000.000.

                  5. SUBORDINATION. The Indebtedness evidenced by the Notes and the Guarantees referred to below is, to the extent and in the manner provided in the Indenture, subordinated and subject in right of payment to the prior indefeasible payment in full in cash of all Senior Indebtedness and Guarantor Senior Indebtedness, respectively, each as defined in the Indenture, and this Note and the Guarantees are issued subject to such provisions. Each Holder of this Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee, on behalf of such Holder, to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Trustee attorney-in-fact of such Holder for such purpose.

                  6. OPTIONAL REDEMPTION. (a) The Company, at its option, may redeem the Notes, in whole or in part, at any time on or after February 1, 2004 upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount), set forth below, together, in each case, with accrued and unpaid interest to the Redemption Date, if redeemed during the twelve month period beginning on February 1 of each year listed below:

         Year                                                              Redemption Price
         ----                                                              ----------------

         2004.................................................................    105.000%
         2005.................................................................    103.333%
         2006.................................................................    101.667%
         2007 and thereafter..................................................    100.000%



                  (b) Notwithstanding the foregoing, the Company may redeem in the aggregate up to 35% of the original principal amount of Notes at any time and from time to time prior to February 1, 2002 at a redemption price equal to 110% of the aggregate principal amount so redeemed, plus accrued and unpaid interest, if any, to the redemption date out of the Net Proceeds of one or more Public Equity Offerings; PROVIDED that at least 65% of the aggregate principal amount of Notes originally issued remain outstanding immediately after the occurrence of any such redemption and that any such redemption occurs within 60 days following the closing of any such Public Equity Offering.

                  (c) In the event of a redemption of fewer than all of the Notes, the Trustee shall select the Notes to be redeemed in compliance with the requirements of the principal national securities exchange, if any, while such Notes are listed, or if such Notes are not then listed on a national securities exchange, on a PRO RATA basis, by lot or in such other manner as the Trustee shall deem fair and equitable. The Notes will be redeemable in whole or in part upon not less than 30 nor more than 60 days' prior written notice, mailed by first class mail to a Holder's last address as it shall appear on the register maintained by the Registrar of the

Notes. On and after any redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption unless the Company shall fail to redeem any such Note.

                  7. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at his registered address. On and after the Redemption Date, unless the Company defaults in making the redemption payment, interest ceases to accrue on Notes or portions thereof called for redemption.

                  8. OFFERS TO PURCHASE. The Indenture provides that upon the occurrence of a Change of Control or an Asset Sale and subject to further limitations contained therein, the Company shall make an offer to purchase outstanding Notes in accordance with the procedures set forth in the Indenture.

                  9. REGISTRATION RIGHTS. Pursuant to a Registration
Rights Agreement among the Company, the Guarantors, and CIBC Oppenheimer Corp., as selling securityholder, the Company will be obligated to consummate an exchange offer pursuant to which the Holder of this Note shall have the right to exchange this Note for notes of a separate series issued under the Indenture (or a trust indenture substantially identical to the Indenture in accordance with the terms of the Registration Rights Agreement) which have been registered under the Securities Act, in like principal amount and having substantially identical terms as the Notes. The Holders shall be entitled to receive certain additional interest payments in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement.

                  10. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. A Holder may transfer or exchange Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay to it any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Notes or portion of a Note selected for redemption, or register the transfer of or exchange any Notes for a period of 15 days before a mailing of notice of redemption.

                  11 PERSONS DEEMED OWNERS. The registered Holder of this Note may be treated as the owner of this Note for all purposes.

                  12. UNCLAIMED MONEY. If money for the payment of principal or interest remains unclaimed for two years, the Trustee will pay the money back to the Company at its written request. After that, Holders entitled to the money must look to the Company for payment as general creditors unless an "abandoned property" law designates another Person.

                  13. AMENDMENT, SUPPLEMENT, WAIVER, ETC. The Company, the Guarantors and the Trustee (if a party thereto) may, without the consent of the Holders of any outstanding Notes, amend, waive or supplement the Indenture or the Notes for certain specified purposes, including, among other things, curing ambiguities, defects or inconsistencies, maintaining the qualification of the Indenture under the Trust Indenture Act of 1939, as amended, and making any change that does not materially and adversely affect the rights of any Holder. Other amendments and modifications of the Indenture or the Notes may be made by the Company, the Guarantors and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of the outstanding Notes, subject to certain exceptions requiring the consent of the Holders of the particular Notes to be affected.

                  14. RESTRICTIVE COVENANTS. The Indenture imposes certain limitations on the ability of the Company and its Restricted Subsidiaries to, among other things, incur additional Indebtedness, make payments in respect of their Capital Stock or certain Indebtedness, make certain Investments, create or incur liens, enter into transactions with Affiliates, enter into agreements restricting the ability of Restricted Subsidiaries to pay dividends and make distributions, issue Preferred Stock of any Restricted Subsidiaries of the Company, enter into sale and leaseback transactions and on the ability of the Company to merge or consolidate with any other Person or transfer all or substantially all of the Company's or any Guarantor's assets. Such limitations are subject to a number of important qualifications and exceptions. Pursuant to
Section 4.04 of the Indenture, the Company must quarterly report to the Trustee on compliance with such limitations.

                  15. SUCCESSOR CORPORATION. When a successor corporation assumes all the obligations of its predecessor under the Notes and the Indenture and the transaction complies with the terms of Article Five of the Indenture, the predecessor corporation will, except as provided in Article Five, be released from those obligations.

                  16. DEFAULTS AND REMEDIES. Events of Default are set forth in the Indenture. Subject to certain limitations in the Indenture, if an Event of Default (other than an Event of Default specified in Section 6.01(7) or (8) of the Indenture with respect to the Company) occurs and is continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the outstanding Notes may, by written notice to the Trustee and the Company, and the Trustee upon the request of the Holders of not less than 25% in aggregate principal amount of the outstanding Notes shall, declare all principal of and accrued interest on all Notes to be immediately due and payable and (i) such amounts shall become immediately due and payable or (ii) if there are any amounts outstanding under or in respect of any Senior Indebtedness, such amounts shall become due and payable upon the first to occur of an acceleration of amounts outstanding under or in respect of such Senior Indebtedness or five Business Days after receipt by the Company and the representative of the holders of Senior Indebtedness, of notice of the acceleration of the Notes. If an Event of Default specified in Sec-tion 6.01(7) or (8) of the Indenture occurs with respect to the Company, the principal amount of and interest on, all Notes shall IPSO FACTO become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal, premium, if any, or interest on the Notes or a default in the observance or performance of any of the obligations of the Company under Article Five of the Indenture) if it determines that withholding notice is in their best interests.

                  17. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

                  18. NO RECOURSE AGAINST OTHERS. No director, officer, employee incorporator or stockholder, of the Company or any Guarantor shall have any liability for any obligations of the Company or the Guarantors under the Notes, the Indenture or the Guarantees or for a claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

                  19. DISCHARGE. The Company's obligations pursuant to the Indenture will be discharged, except for obligations pursuant to certain sections thereof, subject to the terms of the Indenture, upon the payment of all the Notes or upon the irrevocable deposit with the Trustee of United States dollars or U.S. Government Obligations sufficient to pay when due principal of and interest on the Notes to maturity or redemption, as the case may be.

                  20. GUARANTEES. The Note will be entitled to the benefits of certain senior subordinated Guarantees made for the benefit of the Holders. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and obligations thereunder of the Guarantors, the Trustee and the Holders.

                  21. AUTHENTICATION. This Note shall not be valid until the Trustee signs the certificate of authentication on the other side of this Note.

                  22. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF

NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS. The Trustee, the Company, the Guarantor and the Holders agree to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to the Indenture or the Notes.

                  23. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TENANT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

                  The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

                  OGLEBAY NORTON COMPANY
                  1100 Superior Avenue
                  Cleveland, OH  44114

                  Attention:  Chief Financial Officer

                                   ASSIGNMENT


I or we assign and transfer this Note to:

             (Insert assignee's social security or tax I.D. number)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             (Print or type name, address and zip code of assignee)

and irrevocably appoint:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Agent to transfer this Note on the books of the Company. The Agent may substitute another to act for him.


Date:___________________                    Your Signature:_____________________
                                                    (Sign exactly as your name
                                                    appears on the other side of
                                                    this Note)


                   Signature Guarantee:_______________________


                               SIGNATURE GUARANTEE

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                       OPTION OF HOLDER TO ELECT PURCHASE


                  If you want to elect to have all or any part of this Note purchased by the Company pursuant to Section 4.09 or Section 4.20 of the Indenture, check the appropriate box:

                  [ ] Section 4.09           [ ] Section 4.20

                  If you want to have only part of the Note purchased by the Company pursuant to Section 4.09 or Section 4.16 of the Indenture, state the amount you elect to have purchased:

 $_____________________
  (multiple of $1,000)

Date:__________________


                           Your Signature:_____________________________
                                          (Sign exactly as your name appears on
                                           the face of this Note)


____________________
Signature Guaranteed

                                                                       EXHIBIT B
                                                                       ---------

             [FORM OF LEGEND FOR 144A NOTES AND OTHER NOTES THAT ARE
                               RESTRICTED NOTES]

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) AGREES THAT IT WILL NOT PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THIS NOTE AND THE LAST DATE ON WHICH THE COMPANY, OR ANY AFFILIATE OF THE COMPANY, WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH SECURITY), RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (C) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) INSIDE THE UNITED STATES TO AN ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE COMPANY AND THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), (E) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE ACT OR (F) PURSUANT TO ANY OTHER EXEMPTION FROM REGISTRATION UNDER THE ACT (IF AVAILABLE) AND (2) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS
NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY PRIOR TO THE RESALE RESTRICTION TERMINATION DATE, IF THE PROPOSED TRANSFEREE IS AN ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE ACT.

           [FORM OF ASSIGNMENT FOR 144A NOTES AND OTHER NOTES THAT ARE
                                RESTRICTED NOTES]

I or we assign and transfer this Note to:

             (Insert assignee's social security or tax I.D. number)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             (Print or type name, address and zip code of assignee)

and irrevocably appoint:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Agent to transfer this Note on the books of the Company. The Agent may substitute another to act for him.


                                   [Check One]

[ ] (a) this Note is being transferred in compliance with the exemption from registration under the Securities Act provided by Rule 144A thereunder.

                                       or

[ ] (b) this Note is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

If none of the foregoing boxes is checked, the Trustee or Registrar shall not be obligated to register this Note in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Sections 2.16 and 2.17 of the Indenture shall have been satisfied.

Date:___________________                  Your Signature:__________________
                                          (Sign exactly as your name
                                          appears on the face of this Note)

Signature Guarantee:_______________________________________________________

                               SIGNATURE GUARANTEE

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

              TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED

                  The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:________________________                 _____________________________
                                               NOTICE: To be executed by
                                                       an executive officer

                                                                       EXHIBIT C
                                                                       ---------


                     [FORM OF LEGEND FOR REGULATION S NOTE]


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS UNLESS REGISTERED UNDER THE ACT OR EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT.

                   [FORM OF ASSIGNMENT FOR REGULATION S NOTE]

I or we assign and transfer this Note to:

             (Insert assignee's social security or tax I.D. number)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             (Print or type name, address and zip code of assignee)

and irrevocably appoint:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Agent to transfer this Note on the books of the Company. The Agent may substitute another to act for him.


                                   [Check One]

[  ] (a)                   this Note is being transferred in compliance
                           with the exemption from registration under the Securities Act provided by Rule 144A thereunder.

                                       or

[ ] (b) this Note is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

If none of the foregoing boxes is checked, the Trustee or Registrar shall not be obligated to register this Note in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Sections 2.16 and 2.17 of the Indenture shall have been satisfied.

Date:_____________________                    Your Signature:______________
                                              (Sign exactly as your name
                                              appears on the face of this Note)

Signature Guarantee:_____________________________________________________

                              SIGNATURE GUARANTEE

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

              TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED

                  The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:________________________             _________________________________
                                           NOTICE:  To be executed by
                                                      an executive officer

                                                                       EXHIBIT D
                                                                       ---------


                        [FORM OF LEGEND FOR GLOBAL NOTE]


                  Any Global Note authenticated and delivered hereunder shall bear a legend (which would be in addition to any other legends required in the case of a Restricted Note) in substantially the following form:

                  THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY. THIS NOTE IS NOT EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (A NEW YORK CORPORATION) ("DTC") TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IT REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                                                       EXHIBIT E
                                                                       ---------

                            Form of Certificate To Be
                          Delivered in Connection with
                    Transfers to Non-QIB Accredited Investors
                    -----------------------------------------



Norwest Bank Minnesota, National Association
Oglebay Norton Company
c/o Norwest Bank Minnesota, National Association
Norwest Center
Sixth and Marquette
Minneapolis, MN  55479-0069

Attention:  Corporate Trust Services

Ladies and Gentlemen:

                  In connection with our proposed purchase of 10% Senior Subordinated Notes due 2009 (the "Notes") of Oglebay Norton Company, a Delaware Corporation (the "Company"), we confirm that:

                  1. We understand that any subsequent transfer of the Notes is subject to certain restrictions and conditions set forth in the Indenture dated as of February 1, 1999 relating to the Notes and we agree to be bound by, and not to resell, pledge or otherwise transfer the Notes except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

                  2. We understand that the Notes have not been registered under the Securities Act or any other applicable securities laws, have not been and will not be qualified for sale under the securities laws of any non-U.S. jurisdiction and that the Notes may not be offered, sold, pledged or otherwise transferred except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Notes, we will do so only (i) to the Company or any subsidiary thereof,
         (ii) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined in Rule 144A), (iii) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Notes, (iv) outside the United States to persons other than U.S. persons in offshore transactions meeting the requirements of Rule 904 of Regulation S under the Securities Act, (v) pursuant to the exemption form registration pro-vided by Rule 144 under the Securities Act (if applicable) or (vi) pursuant to an effective registration statement, and we further agree to provide to any person purchasing any of the Notes from us a notice advising such purchaser that resales of the Notes are restricted as stated herein.

                  3. We understand that, on any proposed resale of any Notes, we will be required to furnish to you and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect.

                  4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting each are able to bear the economic risk of our or their investment, as the case may be.

                  5. We are acquiring the Notes purchased by us for our account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

                  6. We are not acquiring the Notes with a view toward the distribution thereof in a transaction that would violate the Securities Act or the securities laws of any state of the United States or any other applicable jurisdiction.

                  You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                                   Very truly yours,

                                                   [Name of Transferee]

                                                   By:________________________
                                                        Name:
                                                        Title:
Date:  _______________________

                                                                       EXHIBIT F
                                                                       ---------


                       Form of Certificate To Be Delivered
                          in Connection with Transfers
                            Pursuant to Regulation S
                            ------------------------


Norwest Bank Minnesota, National Association
Oglebay Norton Company
c/o Norwest Bank Minnesota, National Association
Norwest Center
Sixth and Marquette
Minneapolis, MN  55479-0069

Attention:  Corporate Trust Services


       Re: Oglebay Norton Company, a Delaware corporation (the "Company") 10% Senior Subordinated Notes due 2009 (the "Notes")
                ----------------------------------------------------


Dear Sirs:

                  In connection with our proposed sale of $__________ aggregate principal amount of the Notes, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

                  (1) the offer of the Notes was not made to a U.S. person or to a person in the United States;

                  (2) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

                  (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 904(a) of Regulation S;

                  (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

                  (5) we have advised the transferee of the transfer restrictions applicable to the Notes.

                  You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                                   Very truly yours,

                                                   [Name of Transferee]


                                                   By:________________________
                                      F-2

                                                                      EXHIBIT G
                                                                      ---------



                  Each of the undersigned (the "Guarantors") hereby jointly and severally unconditionally guarantees, to the extent set forth in the Indenture dated as of February 1, 1999 by and among Oglebay Norton Company, as issuer, the Guarantors, as guarantors, and Norwest Bank Minnesota, National Association, as Trustee (as amended, restated or supplemented from time to time, the "Indenture"), and subject to the provisions of the Indenture, (a) the due and punctual payment of the principal of, and premium, if any, and interest on the Notes, when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on overdue principal of, and premium and, to the extent permitted by law, interest, and the due and punctual performance of all other obligations of the Company to the Noteholders or the Trustee, all in accordance with the terms set forth in Article Ten of the Indenture, and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

                  The obligations of the Guarantors to the Noteholders and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth, and are expressly subordinated and subject in right of payment to the prior payment in full of all Guarantor Senior Indebtedness, to the extent and in the manner provided, in Article Ten of the Indenture, and reference is hereby made to the Indenture for the precise terms and limitations of this Guarantee. Each Holder of the Note to which this Guarantee is endorsed, by accepting such Note, agrees to and shall be bound by such provisions.

                         [Signatures on Following Pages]

                  IN WITNESS WHEREOF, each of the Guarantors has caused this Guarantee to be signed by a duly authorized officer.

                                   OGLEBAY NORTON HOLDING COMPANY
                                   ONCO INVESTMENT COMPANY
                                   COLORADO SILICA SAND, INC.
                                   OGLEBAY NORTON ENGINEERED
                                       MATERIALS, INC.
                                   OGLEBAY NORTON INDUSTRIAL
                                       MINERALS, INC.
                                   OGLEBAY NORTON INDUSTRIAL SANDS, INC.
                                   GLOBAL STONE PORT INLAND, INC.
                                   OGLEBAY NORTON TERMINALS, INC.
                                       d/b/a CLEVELAND BULK TERMINALS
                                   GLOBAL STONE CORPORATION
                                   GLOBAL STONE (U.S.A.) INC.
                                   GLOBAL STONE TENN LUTTRELL COMPANY
                                   GLOBAL STONE DETROIT LIME COMPANY
                                   GLOBAL STONE ST. CLAIR INC.
                                   GLOBAL STONE CHEMSTONE CORPORATION
                                   GLOBAL STONE PENROC INC.
                                   GLOBAL STONE FILLER PRODUCTS, INC.


                                   By:_________________________________
                                          Name:
                                          Title:

                                   TEXAS MINING, L.P.

                                   By:    OGLEBAY NORTON INDUSTRIAL
                                            SANDS, INC.


                                   By:_____________________________
                                          Name:
                                          Title: